UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05075

Thrivent Mutual Funds

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

Michael W. Kremenak

Secretary and Chief Legal Officer

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-4198

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1.	Report to Stockholders

DECEMBER 31, 2017 THRIVENT GROWTH AND INCOME PLUS FUND THRIVENT DIVERSIFIED INCOME PLUS FUND THRIVENT MULTIDIMENSIONAL INCOME FUND ANNUAL REPORT

Dear Shareholder:

When my wife and I started dating many years ago, I told her I enjoyed woodworking. Which was kind of true. I had acquired a few tools and had recently built a coffee table and two end tables. Mostly, though, I was just trying to impress her. And from my comment about woodworking, my lovely wife drew the mistaken conclusion that I was handy. Talk about over-promising and under-delivering! I am not handy; I am whatever is the opposite of handy. But my wife is a good sport. She will call our local handyman when something is broken and is sympathetic enough to allow me to save face by saying something like, “I’m sure Dave would have fixed this if he’d had the time.”

Please bear with me—I’m getting to an important point about personal investing. But first I need to introduce you to someone.

Meet Fred

Interestingly, incompetence in all things mechanical isn’t something that runs in my family. Quite the opposite. My mother’s family has operated a small metal fabrication business in Milwaukee since 1929. The business is now run by my uncle, and by my cousin Fred. He and I were born the same year, grew up together, and now Fred has twin sons roughly the same age as my two boys. So we have a lot in common, except for one thing: Fred can fix absolutely anything. When Fred and his family come to our house to visit, my wife has a list of things for Fred to fix, which he seems to enjoy. (I talk to him and hand him tools while he works).

But Fred doesn’t just fix things. He completely re-engineers them. We have a kitchen cabinet shelf that had been sagging and is now perfectly straight due to a complex contraption Fred designed and installed that involved a piece of specially fabricated stainless steel and a lot of other little parts, the function of which I don’t remotely understand.

Whenever we visit Fred’s house, he will nonchalantly tell us how his furnace went out so he rebuilt the whole HVAC system. When you have a special skill, it can be easy to forget that most others don’t share your talent. One time when we were at Fred’s house and he was explaining how he had handled some large-scale home repair issue, his wife acknowledged how convenient it was to have someone in the house who could build nearly anything and fix pretty much everything. She smiled and asked a perceptive question: “What do regular people do?”

What Regular People Do

I can tell you what they do: Regular people get help.

I don’t change the oil in my car; instead, I take it to one of the major quick-change shops—and it’s not because I don’t want to get my hands dirty. There are really two reasons why I get help changing my oil. First, it would take me quite a bit of time, especially since I haven’t changed the oil in a car in 30 years. A quick-change expert can take care of the process in 20 minutes and does it for a very reasonable price. Second, cars have gotten a lot more complicated since I was in high school, and I’m afraid I might do something wrong that could damage my car. I would prefer to spend my time on other things and not have to worry about making a catastrophic mistake. Instead, I get help.

So what does Fred do when he invests? After all, while Fred has an amazing talent when it comes to household engineering, he would be the first to say he’s not an expert when it comes to the markets. Fred gets help when he invests, just like other “regular people” who invest. Fred and his family are longtime Thrivent members and work with a financial representative in their community, which gives them more time to spend doing the things they love to do.

It’s OK to Get Help

In the print media and on television, you will often find people with varying degrees of expertise advising you to simply buy and hold low-cost index mutual funds and ETFs (exchange-traded funds) through an online brokerage account. That’s not necessarily bad advice. If you are someone who is comfortable managing your own investments and have the discipline to rebalance your portfolio regularly and the temperament to stick with your allocations throughout the market’s ups and downs, then purchasing a portfolio of index mutual funds or ETFs yourself may be a suitable strategy for you.

What troubles me is the implication you sometimes hear that if you work with a financial representative or if you purchase an actively managed mutual fund that you are making an unwise financial decision, or worse, that you are being taken advantage of. It would be cheaper for me to change my own oil, but it would never occur to me that my oil change professional wasn’t providing me with a valuable service. Now, to be fair, investment management fees and expenses compound over time and can be very substantial, especially over longer-term horizons. Such fees can dwarf the $35 it costs each time to get my oil changed. However, managing your investments to achieve your own financial goals—I think most would agree— is even more important than routine auto maintenance.

Getting Help Can Improve Performance

To most regular people, it might seem obvious that getting help can improve investment results—just as I believe my car runs better when it is maintained by experts. There have been many extensive studies on this topic, but I’ll just mention one.

Aon Hewitt conducted an analysis of more than 723,000 individual participants in employer-sponsored defined contribution plans from 2006-2012.1 The study compared the investment returns of those individuals who received “help” (defined for purposes of the study as people who invested through a managed account, purchased a target date fund, or received online investment advice) with those who did not. The study found that those who received help had significantly better investment returns than those who did not (by more than 3% annually, net of fees).

While the Aon Hewitt study analyzed help that was provided though managed accounts, target date funds or online advice tools, there are a variety of ways to receive help. An investor can work with a financial representative. An investor can also purchase funds that “embed” help in the product, such as a risk-based asset allocation fund. At Thrivent Mutual Funds, we offer all-in-one asset allocation funds that give you the ability to target a specific risk level. They are managed by professional asset managers who oversee the rebalancing of your investments and seek to capitalize on market opportunities. We believe that the Thrivent Asset Allocation Funds2 can be an efficient way for many investors to receive help with their investments.

Thrivent Asset Management, a subsidiary of Thrivent Financial, employs more than 100 seasoned investment professionals who oversee your investments every day. And there’s nothing we enjoy more than helping regular people like you be wise with money. That’s our mission and that’s who we are.

Sincerely,

David S. Royal

President

Thrivent Mutual Funds

[1]	Help in Defined Contribution Plans: 2006 through 2012. Aon Hewitt, May 2014. Available at http://www.aon.com/attachments/ human-capital-consulting/HelpReport_May-2014.pdf.
[2]

The Fund invests in other Thrivent Mutual Funds and in directly held equity and debt instruments. The Fund is subject to its own fees and expenses and the expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the fund, which investors should read and consider carefully before investing. Prospectuses are available from a Thrivent Financial representative or at ThriventFunds.com.

Dear Shareholder:

The steady economic recovery from the Great Recession continued to build momentum throughout 2017. Gross domestic product (GDP) growth was solid, the stock market experienced another strong year, the oil industry closed the year on an uptrend, and unemployment dipped to the lowest level since December 2000.

The S&P 500® posted positive returns for all 12 months of the calendar year in 2017 for the first time in the history of the index (and its predecessors), dating back 90 years.1

Economic Review

A new tax bill was approved in December that lowers the corporate tax rate from 35% to 21%. The lower tax rate may improve profit margins while incentivizing corporations to invest more in technology and capital equipment, but the law’s effects will be varied across industries and across companies depending on their legal and capital structures.

The Federal Reserve (Fed) raised rates by 75 basis points (0.75%) during 2017, including increases of 0.25% in March, June and December.

GDP, which is the broadest measure of economic output, showed signs of strengthening in 2017. GDP grew at an annualized rate of 3.2% in the third quarter of 2017 (revised), following a 3.1% annualized growth rate in the second quarter, according to the U.S. Department of Commerce.

A number of economic and market factors contributed to the solid GDP growth rate. Corporate earnings projections picked up in 2017, with the consensus 12-month forward earnings estimate for the S&P 500 moving up 10.56% versus 2016, according to FactSet.

Employment growth was also strong in 2017, with the unemployment rate dropping to 4.1% by the end of the year—a 0.6% drop from 2016. For all of 2017, the economy added about 2.1 million jobs—an average of about 175,000 jobs per month—according to the U.S. Department of Labor Statistics.

The oil market also finished the year strong. Oil prices ended the year at $60.42 per barrel (West Texas Intermediate), which was up $6.70 from a year ago.

Market Review

For all of 2017, the S&P 500 surged 19.42%, from 2,238.83 at the close of 2016 to 2,673.61 at the end of 2017. The total return of the S&P 500 for 2017 was 21.83%. (The S&P 500 is a market-cap weighted index that represents the average performance of a group of 500 large-capitalization stocks.)

The Nasdaq, an electronic stock exchange with more than 3,300 company listings, experienced an even better year. It was up 28.24% for 2017, from 5,383.12 to 6,903.39.

Nine of the 11 sectors of the S&P 500 posted gains in 2017, with information technology leading the way with a gain of 38.83% for the year. A number of other sectors posted gains of about 20% or above, including materials, consumer discretionary, financials, health care and industrials. (S&P sector indexes reflect the composite performance of the stocks that comprise each of the 11 industrial sector groupings of the S&P 500 Index.)

In the international market, the MSCI EAFE Index, which measures performance of developed-economy stocks in Europe, Australasia and the Far East, was up 21.78%, from 1,684.00 at the end of 2016 to 2,050.79 at the close of 2017.

In the fixed-yield market, the 10-year U.S. Treasury yield ended with little change from a year earlier. Rates were 2.44% at the close of 2016, and 2.41% at the end of 2017.

However, although 10-year Treasury yields were flat and the rate on 30-year bonds declined slightly, the yields on shorter-term government securities rose substantially in 2017. Known as the “flattening of the yield curve,” investors can now earn nearly as high of a yield on short-term securities as they can on the longer-term notes and bonds.

Our Outlook

The three key elements—global growth, central bank policy and U.S. tax policy—that supported 2017 economic and market performance all remain in place as we enter a new year.

However, U.S. and global stock markets, which had very strong returns in 2017, are already reflecting these favorable dynamics, with equity valuations at historically high levels. These high valuations are justified if the economy remains strong, no imbalances or surprises emerge, interest rates stay relatively low, and corporate profitability continues to grow. Yet, stock valuations remain an issue that keeps us somewhat defensive in our overall view.

In October, the Fed began a gradual initiative to reduce its $4.5 trillion balance sheet by ending its policy of purchasing new Treasury bonds and mortgage-backed securities as their older bonds reach maturity. While this strategy is considered necessary for the long-term good of the economy, it could create some short-term strains as money comes out of the economy and liquidity diminishes.

We don’t expect materially higher interest rates, but the risk/ return trade-off in higher-quality, longer-maturity bonds remains unappealing. Tax law changes may benefit municipal bonds in that they may be one of the few areas where higher tax bracket investors can get tax-advantaged returns relative to taxable bonds. Supply and demand dynamics also appear to favor the municipal bond market as we enter 2018.

Equity market returns in the U.S. will be particularly dependent on earnings growth in 2018. Tax policy changes may take some time to manifest themselves in the market, but overall, we expect it to be modestly positive. Although small-cap stocks may benefit in the first part of 2018—and we are positioned for this—in the longer term, our preference is for larger-cap stocks that have relatively better valuations and are more poised to benefit from growth outside the U.S.

As always, thank you for the trust you have placed in our entire team of professionals at Thrivent Financial.

Sincerely,

David S. Royal

Chief Investment Officer

Thrivent Mutual Funds

[1]	Seeking Alpha, 2017: First Year With No Monthly Losses? Sept. 27, 2017.

THRIVENT DIVERSIFIED INCOME PLUS FUND

Mark L. Simenstad, CFA, Stephen D. Lowe, CFA, John T. Groton Jr., CFA, Noah J. Monsen, CFA, and Reginald L. Pfeifer, CFA, Portfolio Co-Managers

The Fund seeks to maximize income while maintaining prospects for capital appreciation.

The Fund invests in debt securities and equity securities. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, REITs, preferred securities, convertible securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies.

How did the Fund perform during the 12-month period ended December 31, 2017?

Thrivent Diversified Income Plus Fund earned a return of 8.98%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative Funds category, of 8.59%. The Fund’s market benchmarks, the MSCI World Index-USD Net Returns, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, the S&P/LSTA Leveraged Loan Index, and the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, returned 22.40%, 2.47%, 4.12% and 6.92%, respectively.

What factors affected the Fund’s performance?

The Fund allocates about 30% of its holdings to equities and the remainder to fixed income. For a second consecutive year, equity and fixed-income markets both posted solidly positive returns as the economy accelerated and interest rates and inflation remained modest. Against that backdrop, higher-risk assets—including equities, emerging-market bonds, preferred stocks and convertible securities—were among the year’s top performers, with growth stocks particularly strong.

Within the Fund’s fixed-income portfolio, convertible securities were the top-performing sector, earning nearly 23% before expenses. Alternative fixed-income investments, including closed-end funds, exchange-traded funds and preferred shares, posted the next-best results, collectively earning about 15%. Within securitized assets, nonagency mortgages performed well relative to the Fund’s benchmark, returning about 12%. Investment-grade corporate bonds, agency mortgage-backed securities and a small allocation to Treasuries were the weakest performers, each earning less than 4%. The Fund used Treasury futures to help adjust interest rate and yield curve exposure, and was positioned for rising interest rates and a flatter Treasury yield curve, which contributed moderately to the fixed-income sleeve outperforming its benchmarks.

Within the Fund’s equity portfolio, domestic stock holdings outperformed their equity benchmark returns due to favorable stock selection. Overall equity returns were moderated, however, by a higher-than-benchmark allocation to small stocks in a year when large stocks generally performed better. Consumer staples and industrial shares were outperformers, while energy and health care stocks were laggards. The Fund’s international stock portfolio generated strong returns, but nonetheless slightly underperformed its benchmark. This was due primarily to stock selection among European consumer stocks, along with the currency effect of being underweighted in eurozone stocks, while the euro was appreciating more than 14% relative to the U.S. dollar. The Fund used equity futures as a partial hedge in the event equities and other risk assets declined. This detracted from performance as equities rose over the course of the year.

What is your outlook?

With fixed-income valuations high and spreads between credits and Treasuries narrow, we would expect overall fixed-income returns to be lower in 2018 than they were in 2017—especially if, as is widely anticipated, the Federal Reserve continues to push short-term rates higher and this leads to higher interest rates more broadly. Higher rates hurt bond returns. If the economy nonetheless remains healthy, perhaps buttressed by the federal income tax cuts passed into law at the end of 2017, it should help support pricing in the credit sector.

While many forecasters viewed equities as expensive heading into 2018, the correlation between a market’s valuation and subsequent one-year performance is surprisingly low. We do not hold a view as to whether stocks will go up or down. We will continue to adhere to a bottom-up equity investment strategy in which our industry analysts search for the best investment ideas regardless of the macroeconomic backdrop or market direction, and continue to rebalance the equity portfolio quarterly to keep sector weights neutral vis-à-vis our benchmarks.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Average Annual Total Returns1

As of December 31, 2017

Class A2	1-Year	5 Years	10 Years
without sales charge	8.98%	5.72%	5.89%
with sales charge	4.07%	4.76%	5.40%

Class S	1-Year	5 Years	10 Years
Net Asset Value	9.20%	6.03%	6.22%

1	Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	The MSCI World Index—USD Net Returns is an index that represents large and mid-cap stock performance across developed market countries through-out the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
**	The Bloomberg Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.
***	The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.
****	The S&P/LSTA Leveraged Loan Index is a market value-weighted index representing the performance of the universe of U.S. dollar-denominated, senior secured, syndicated term loans.
*****	The consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT GROWTH AND INCOME PLUS FUND

Stephen D. Lowe, CFA, John T. Groton Jr., CFA, Mark L. Simenstad, CFA, Noah J. Monsen, CFA, and Reginald L. Pfeifer, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth and income.

The Fund invests in debt securities and equity securities. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, REITs, preferred securities, convertible securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies.

How did the Fund perform during the 12-month period ended December 31, 2017?

Thrivent Growth and Income Plus Fund earned a return of 13.58%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth Funds category, of 15.58%. The Fund’s market benchmarks, the MSCI World Index-USD Net Returns, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, the S&P/LSTA Leveraged Loan Index, and the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, returned 22.40%, 2.47%, 4.12% and 6.92%, respectively.

What factors affected the Fund’s performance?

The Fund allocates about 70% of its holdings to equities and the remainder to fixed income. For a second consecutive year, equity and fixed-income markets both posted solidly positive returns as the economy accelerated and interest rates and inflation remained modest. Against that backdrop, higher-risk assets—including equities, emerging-market bonds, preferred stocks and convertible securities—were among the year’s top performers, with growth stocks particularly strong.

Within the Fund’s fixed-income portfolio, convertible securities—which often trade in line with equities—were the top-performing sector, returning just over 30% before expenses. Alternative fixed-income investments—including closed-end funds, exchange-traded funds and preferred shares—posted strong results, collectively returning nearly 11%. Investment-grade corporate bonds, agency mortgage-backed securities and a small allocation to Treasuries were the weakest performers, each earning less than 4%. The Fund used Treasury futures to help adjust interest rate and yield curve exposure. The Fund’s fixed-income portfolio was positioned for rising interest rates and a flatter Treasury yield curve, which contributed moderately to the portfolio outperforming its benchmarks.

Within the Fund’s equity portfolio, domestic stock holdings outperformed their equity benchmark returns due to favorable security selection. Overall equity returns were hurt, however, by a higher-than-benchmark allocation to small stocks in a year when large stocks generally performed better. By industry, consumer staples and industrial shares were outperformers, while energy and health care stocks were laggards. The Fund’s international stock portfolio generated strong returns, but nonetheless underperformed its benchmark. This was due primarily to stock selection among European consumer stocks, and to the currency effect of being underweighted in eurozone stocks, while the euro was appreciating more than 14% relative to the U.S. dollar. The Fund used equity futures as a partial hedge in the event equities and other risk assets declined. This detracted from performance as equities rose over the course of the year.

What is your outlook?

With fixed-income valuations high and spreads between credits and Treasuries narrow, we would expect overall fixed-income returns to be lower in 2018 than they were in 2017—especially if, as is widely anticipated, the Federal Reserve continues to push short-term rates higher and this leads to higher interest rates more broadly. Higher rates hurt bond returns. If the economy nonetheless remains healthy, perhaps buttressed by the federal income tax cuts passed into law at the end of 2017, it should help support pricing in the credit sector.

While many forecasters viewed equities as expensive heading into 2018, the correlation between a market’s valuation and subsequent one-year performance is surprisingly low. We do not hold a view as to whether stocks will go up or down. We will continue to adhere to a bottom-up equity investment strategy in which our industry analysts search for the best investment ideas regardless of the macroeconomic backdrop or market direction, and continue to rebalance the equity portfolio quarterly to keep sector weights neutral vis-à-vis our benchmarks.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Average Annual Total Returns1

As of December 31, 2017

Class A2	1-Year	5 Years	From Inception 2/29/2008
without sales charge	13.58%	8.06%	4.58%
with sales charge	8.45%	7.08%	4.09%

Class S	1-Year	5 Years	From Inception 2/29/2008
Net Asset Value	13.86%	8.43%	4.94%

1	Past performance is not an indication of future results. The prospectus contains more complete Information on the Investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	The Bloomberg Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.
**	The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.
***	The MSCI World Index—USD Net Returns is an index that represents large and mid-cap stock performance across developed market countries throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
****	The S&P/LSTA Leveraged Loan Index is a market value-weighted index representing the performance of the universe of U.S. dollar-denominated, senior secured, syndicated term loans.
*****	The consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT MULTIDIMENSIONAL INCOME FUND

Mark L. Simenstad, CFA, Gregory R. Anderson, CFA, Paul J. Ocenasek, CFA, Conrad E. Smith, CFA, and Kent L. White, CFA, Portfolio Co-Managers

The Fund seeks a high level of current income and, secondarily, growth of capital. The Fund’s investment objectives may be changed without shareholder approval.

The Fund allocates its assets across multiple income and growth producing asset classes and strategies. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. It is also subject to volatility risk, or the risk that the value of the Fund’s shares may fluctuate significantly in the short term. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, closed-end funds, BDCs, MLPs, REITs, preferred securities, convertible securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments.

How did the Portfolio perform during the 10-month period ended December 31, 2017?

Thrivent Multidimensional Income Fund generated a return of 4.92%. The Portfolio’s market benchmarks, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, the S&P/LSTA Leveraged Loan Index, and the Bloomberg Barclays U.S. Corporate High Yield Bond Index, returned 2.02%, 3.02% and 4.45%, respectively.

What factors affected the Fund’s performance?

The Fund was launched on February 28, 2017, to seek a high level of current income and, secondarily, growth of capital by investing in a diversified mix of fixed-income securities and other opportunistic investments.

During 2017, virtually all sectors of the bond market generated positive returns as interest rates and inflation remained subdued and the economy accelerated. The market’s defining development was a flattening of the yield curve over the course of the year as the Federal Reserve (Fed) pushed up short-term interest rates. Because bond prices go down when interest rates go up, this contributed to bonds at the long end of the curve outperforming those at the short end.

The Fund’s investment portfolio is composed of three main components: “core fixed income,” which includes high-quality assets such as investment-grade corporate bonds and securitized assets; “core-plus fixed income,” which includes high-yield corporate bonds and emerging-market bonds, as well as leveraged loans; and “alternative fixed income,” which includes preferred securities, closed-end funds, convertible securities, and opportunistic equities. In 2017, returns for each component were commensurate with their risk profiles, with alternative fixed income—the riskiest—generating the highest returns, followed by core-plus fixed income and then core fixed income.

The Fund outperformed its internal benchmark largely due to favorable security selection in the alternative fixed-income category, which returned nearly 10.6% before expenses. Convertible securities and equities were the top performers in the category, while master limited partnerships and business development companies were the worst performers—although the Fund benefited from being underweighted in the latter two groups. The overall return benefit was slightly tempered by the Fund being modestly underweighted in its 40% target allocation to the category.

The core-plus fixed-income sectors in aggregate generated a return similar to the total Fund return. The Fund’s weakest-performing asset classes, both in the core fixed-income category, were investment-grade corporate bonds and agency mortgage-backed securities, which earned about 2.0% and 2.6% before expenses, respectively.

The Fund used derivatives, in the form of fixed-income futures traded on major exchanges, to adjust its duration—or sensitivity to interest rates—over the course of the year. This interest-rate positioning proved modestly positive for returns. The Portfolio also held more than 5% of its assets in cash during the first months of operation, while its management team identified opportunities to deploy that money.

What is your outlook?

Market conditions remain generally favorable for the Fund at the start of 2018, but with valuations in most sectors stretched, it may prove difficult to match 2017 returns in 2018. The Fed is widely expected to again raise short-term interest rates three times in 2018, although if core inflation rises more than anticipated—above the Fed’s 2% target—the Fed may be tempted to raise rates faster than expected, with negative implications for bond returns as well as other risk assets. We anticipate continuing to look for opportunities to increase allocations to the alternative fixed-income sleeve of the Portfolio, particularly among preferred shares and closed-end funds.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Average Annual Total Returns1

As of December 31, 2017

Class S	From Inception 2/28/2017
Net Asset Value	4.92%

1	Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

*	The Bloomberg Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.
**	The S&P/LSTA U.S. Leveraged Loan Index is a market-value weighted index representing the performance of the universe of U.S. dollar-denominated, senior secured, syndicated term loans.
***	The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bond.
****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

SHAREHOLDER EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Fund, you incur, depending on the Fund and share class, two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period 7/1/2017- 12/31/2017*	Annualized Expense Ratio
Thrivent Diversified Income Plus Fund
Actual
Class A	$1,000	$1,038	$4.94	0.96%
Class S	$1,000	$1,038	$3.58	0.70%
Hypothetical**
Class A	$1,000	$1,020	$4.90	0.96%
Class S	$1,000	$1,022	$3.55	0.70%
Thrivent Growth and Income Plus Fund
Actual
Class A	$1,000	$1,062	$5.72	1.10%
Class S	$1,000	$1,063	$4.16	0.80%
Hypothetical**
Class A	$1,000	$1,020	$5.60	1.10%
Class S	$1,000	$1,021	$4.08	0.80%
Thrivent Multidimensional Income Fund
Actual
Class S	$1,000	$1,027	$5.88	1.15%
Hypothetical**
Class S	$1,000	$1,019	$5.85	1.15%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the Thrivent Mutual Funds and Shareholders of the Thrivent Diversified Income Plus Fund, Thrivent Growth and Income Plus Fund, and Thrivent Multidimensional Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of the Thrivent Diversified Income Plus Fund, Thrivent Growth and Income Plus Fund, and Thrivent Multidimensional Income Fund (three of the funds constituting the Thrivent Mutual Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017 and for Thrivent Multidimensional Income Fund for the period February 28, 2017 (commencement of operations) through December 31, 2017 and the statements of changes in net assets for each of the two years in the period ended December 31, 2017 and for Thrivent Multidimensional Income Fund for the period February 28, 2017 (commencement of operations) through December 31, 2017, including the related notes, and each of the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of operations for the year then ended and for Thrivent Multidimensional Income Fund for the period February 28, 2017 (commencement of operations) through December 31, 2017, the changes in net assets for each of the two years in the period ended December 31, 2017 and for Thrivent Multidimensional Income Fund for the period February 28, 2017 (commencement of operations) through December 31, 2017 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence

PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402

T: (612)596 6000, F: (612) 373 7160, www.pwc.com/us

with the custodian, agent banks, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

February 20, 2018

We have served as the auditor of one or more investment companies in Thrivent Financial for Lutherans investment companies since at least 1987. We have not determined the specific year we began serving as auditor.

DIVERSIFIED INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (12.8%)	Value	% of Net Assets
Basic Materials (1.0%)
	Ineos Finance, LLC, Term Loan
$2,295,000	3.569%, (LIBOR 1M + 2.000%), 3/31/2024[a,b]	$2,295,000	0.3%
	Other Securities^	6,588,725	0.7%

	Total	8,883,725

Capital Goods (0.7%)
	Other Securities^	5,832,562	0.7%

	Total	5,832,562

Communications Services (4.0%)
	Coral-US Co-Borrower, LLC, Term Loan
3,111,000	5.069%, (LIBOR 1M + 3.500%), 11/19/2024[a,b]	3,112,462	0.4%
	Sinclair Television Group, Inc., Term Loan
2,335,000	0.000%, (LIBOR 3M + 2.500%), 12/12/2024[a,b,c,d]	2,330,634	0.3%
	Sprint Communications, Inc., Term Loan
2,431,625	4.125%, (LIBOR 1M + 2.500%), 2/2/2024[a,b]	2,429,801	0.3%
	Other Securities^	26,424,660	3.0%

	Total	34,297,557

Consumer Cyclical (1.6%)
	Scientific Games International, Inc., Term Loan
2,947,613	4.704%, (LIBOR 2M + 3.250%), 8/14/2024[a,b]	2,969,720	0.3%
	Other Securities^	11,074,723	1.3%

	Total	14,044,443

Consumer Non-Cyclical (2.0%)
	Air Medical Group Holdings, Inc., Term Loan
2,781,460	5.675%, (LIBOR 1M + 4.000%), 4/28/2022[a,b]	2,779,374	0.3%
	Valeant Pharmaceuticals International, Inc., Term Loan
2,105,578	4.940%, (LIBOR 3M + 3.500%), 4/1/2022[a,b,c,d]	2,134,046	0.2%
	Other Securities^	12,781,689	1.5%

	Total	17,695,109

Energy (0.8%)
	Radiate Holdco, LLC, Term Loan
2,805,000	0.000%, (LIBOR 3M + 3.000%), 2/1/2024[a,b,c,d]	2,781,466	0.3%
	Other Securities^	4,013,979	0.5%

	Total	6,795,445

Financials (0.9%)
	Other Securities^	8,206,743	0.9%

	Total	8,206,743

Technology (1.1%)
	First Data Corporation, Term Loan
2,805,000	3.802%, (LIBOR 1M + 2.250%), 4/26/2024[a,b]	2,805,505	0.3%
	Western Digital Corporation, Term Loan
2,079,787	3.569%, (LIBOR 1M + 2.000%), 4/29/2023[a,b]	2,086,547	0.2%
	Other Securities^	4,508,917	0.6%

	Total	9,400,969

Transportation (0.4%)
	Arctic LNG Carriers, Ltd., Term Loan
2,174,075	6.069%, (LIBOR 1M + 4.500%), 5/18/2023[a,b]	2,189,033	0.3%
	Other Securities^	1,340,611	0.1%

	Total	3,529,644

Utilities (0.3%)
	Other Securities^	2,718,689	0.3%

	Total	2,718,689

	Total Bank Loans (cost $111,970,505)	111,404,886

Principal Amount	Long-Term Fixed Income(46.8%)
Asset-Backed Securities (4.1%)
	Other Securities^	35,578,562	4.1%

	Total	35,578,562

Basic Materials (1.4%)
	Other Securities^	12,071,941	1.4%

	Total	12,071,941

Capital Goods (1.7%)
	Other Securities^	14,970,040	1.7%

	Total	14,970,040

Collateralized Mortgage Obligations (10.1%)
	Federal Home Loan Mortgage Corporation
23,732,724	2.500% - 3.000%, 12/15/2022 - 2/15/2033, Ser. 4177, Class EIe	1,864,590	0.1%

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (46.8%)	Value	% of Net Assets
Collateralized Mortgage Obligations (10.1%) - continued
	Federal National Mortgage Association
$8,472,701	2.500% - 3.500%, 2/25/2028 - 1/25/2033, Ser. 2012-150, Class YIe	$829,039	<0.1%
	Other Securities^	84,852,800	10.0%

	Total	87,546,429

Communications Services (2.7%)
	Other Securities^	23,513,548	2.7%

	Total	23,513,548

Consumer Cyclical (2.6%)
	Other Securities^	22,629,949	2.6%

	Total	22,629,949

Consumer Non-Cyclical (2.3%)
	Other Securities^	20,356,794	2.3%

	Total	20,356,794

Energy (2.5%)
	Other Securities^	21,685,648	2.5%

	Total	21,685,648

Financials (7.2%)
	Goldman Sachs Group, Inc.
1,241,000	2.600% - 7.500%, 2/15/2019 - 4/26/2022	1,291,922	0.2%
282,000	5.375%, 5/10/2020[b,f]	289,008	<0.1%
220,000	2.586%, (LIBOR 3M + 1.170%), 11/15/2021[b]	223,216	<0.1%
141,000	2.545%, (LIBOR 3M + 1.050%), 6/5/2023[b]	142,257	<0.1%
	Goldman Sachs Group, Inc., Convertible
3,800,000	0.500%, 9/24/2022[g]	5,785,044	0.7%
	Other Securities^	55,093,989	6.3%

	Total	62,825,436

Foreign Government (2.1%)
	Other Securities^	18,043,256	2.1%

	Total	18,043,256

Mortgage-Backed Securities (6.6%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
3,675,000	3.000%, 1/1/2033[d]	3,743,355	0.4%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
7,400,000	4.000%, 1/1/2048[d]	7,741,140	0.9%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
10,175,000	3.000%, 1/1/2048[d]	10,177,035	1.2%
22,600,000	3.500%, 1/1/2048[d]	23,216,980	2.7%
11,600,000	4.000%, 1/1/2048[d]	12,137,080	1.4%

	Total	57,015,590

Technology (2.1%)
	Other Securities^	17,769,772	2.1%

	Total	17,769,772

Transportation (0.4%)
	Other Securities^	3,669,039	0.4%

	Total	3,669,039

Utilities (1.0%)
	Other Securities^	8,235,069	1.0%

	Total	8,235,069

	Total Long-Term Fixed Income (cost $390,775,025)	405,911,073

Shares	Common Stock (29.7%)
Consumer Discretionary (4.2%)
5,406	Amazon.com, Inc.[h]	6,322,155	0.7%
104,229	Comcast Corporation	4,174,371	0.5%
1,315	Priceline Group, Inc.[h]	2,285,128	0.3%
24,693	Walt Disney Company	2,654,744	0.3%
	Other Securities^	21,289,908	2.4%

	Total	36,726,306

Consumer Staples (1.2%)
19,902	Philip Morris International, Inc.	2,102,646	0.3%
42,381	Unilever NV	2,386,170	0.3%
	Other Securities^	6,023,995	0.6%

	Total	10,512,811

Energy (2.5%)
68,347	Halliburton Company	3,340,118	0.4%
20,360	Pioneer Natural Resources Company	3,519,226	0.4%
	Other Securities^	14,482,230	1.7%

	Total	21,341,574

Financials (4.7%)
196,782	Ares Capital Corporation	3,093,413	0.4%
28,064	Citigroup, Inc.	2,088,242	0.2%
51,920	E* TRADE Financial Corporation[h]	2,573,674	0.3%
8,405	Goldman Sachs Group, Inc.	2,141,258	0.3%
186,442	Golub Capital BDC, Inc.	3,393,244	0.4%
246,646	HSBC Holdings plc	2,547,372	0.3%

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2017

Shares	Common Stock (29.7%)	Value	% of Net Assets
Financials (4.7%) - continued
64,190	Synchrony Financial	$2,478,376	0.3%
	Other Securities^	22,751,565	2.5%

	Total	41,067,144

Health Care (3.0%)
48,037	Hologic, Inc.[h]	2,053,582	0.3%
46,702	Novo Nordisk AS	2,509,555	0.3%
26,417	UnitedHealth Group, Inc.	5,823,892	0.7%
	Other Securities^	16,011,819	1.7%

	Total	26,398,848

Industrials (3.1%)
18,794	Caterpillar, Inc.	2,961,558	0.4%
17,746	Honeywell International, Inc.	2,721,527	0.3%
	Other Securities^	21,647,019	2.4%

	Total	27,330,104

Information Technology (4.7%)
2,320	Alphabet, Inc., Class Ah	2,443,888	0.3%
2,047	Alphabet, Inc., Class Ch	2,141,981	0.3%
35,023	Apple, Inc.	5,926,942	0.7%
74,592	Cisco Systems, Inc.	2,856,874	0.3%
15,280	Facebook, Inc.[h]	2,696,309	0.3%
33,530	Microsoft Corporation	2,868,156	0.3%
40,830	PayPal Holdings, Inc.[h]	3,005,905	0.4%
31,230	Visa, Inc.	3,560,845	0.4%
	Other Securities^	15,000,128	1.7%

	Total	40,501,028

Materials (1.3%)
	Other Securities^	11,041,472	1.3%

	Total	11,041,472

Real Estate (4.0%)
18,789	American Tower Corporation	2,680,627	0.3%
12,357	Simon Property Group, Inc.	2,122,191	0.3%
	Other Securities^	29,829,732	3.4%

	Total	34,632,550

Telecommunications Services (0.6%)
	Other Securities^	5,015,453	0.6%

	Total	5,015,453

Utilities (0.4%)
	Other Securities^	3,166,000	0.4%

	Total	3,166,000

	Total Common Stock (cost $221,280,693)	257,733,290

Affiliated Fixed Income Holdings (3.0%)
2,662,903	Thrivent Core Emerging Markets Debt Fund	26,336,107	3.0%

	Total	26,336,107

Equity Funds/Exchange Traded Funds (1.0%)
75,362	Materials Select Sector SPDR Fund	4,561,662	0.5%
53,371	Utilities Select Sector SPDR Fund	2,811,584	0.3%
	Other Securities^	1,586,804	0.2%

	Total	8,960,050

Fixed Income Funds/Exchange Traded Funds (<0.1%)
	Other Securities^	139,172	<0.1%

	Total	139,172

	Total Registered Investment Companies (cost $34,264,631)	35,435,329

Shares	Preferred Stock(2.3%)
Consumer Staples(0.5%)
	Other Securities^	4,137,468	0.5%

	Total	4,137,468

Energy (0.1%)
	Other Securities^	1,060,301	0.1%

	Total	1,060,301

Financials (1.5%)
20,947	Federal National Mortgage Association, 0.000%[f,h]	184,334	<0.1%
40,200	Goldman Sachs Group, Inc., 5.500%[b,f]	1,065,702	0.1%
1,739	Wells Fargo & Company, Convertible, 7.500%[f]	2,278,073	0.3%
	Other Securities^	9,685,504	1.1%

	Total	13,213,613

Health Care (0.1%)
	Other Securities^	565,567	0.1%

	Total	565,567

Industrials (0.1%)
	Other Securities^	603,316	0.1%

	Total	603,316

	Total Preferred Stock (cost $18,355,040)	19,580,265

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2017

Shares	Collateral Held for Securities Loaned (0.1%)	Value	% of Net Assets
1,281,880	Thrivent Cash Management Trust	$1,281,880	0.1%

	Total Collateral Held for Securities Loaned (cost $1,281,880)	1,281,880

Shares or Principal Amount	Short-Term Investments (11.7%)
	Thrivent Core Short-Term Reserve Fund
9,914,710	1.510%	99,147,097	11.4%
	Other Securities^	2,196,614	0.3%

	Total Short-Term Investments (cost $101,343,702)	101,343,711

	Total Investments (cost $879,271,476) 107.4%	$932,690,434

	Other Assets and Liabilities, Net (7.4%)	(63,927,623)

	Total Net Assets 100.0%	$868,762,811

^	The Summary Schedule of lnvestments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes variable rate securities. The rate shown is as of December 31, 2017.
c	All or a portion of the loan is unfunded.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding paramount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
f	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
g	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
h	Non-income producing security.

Diversified Income Plus Fund held restricted securities as of December 31, 2017. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2017, the value of these investments was $29,990,259 or 3.5% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Diversified Income Plus Fund as of December 31, 2017:

Securities Lending Transactions

Taxable Debt Security	$1,223,480

Total lending	$1,223,480
Gross amount payable upon return of collateral for securities loaned	$1,281,880

Net amounts due to counterparty	$58,400

Definitions:

Ser	-	Series
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

LIBOR 1M -    ICE Libor USD Rate 1 Month

LIBOR 2M -    ICE Libor USD Rate 2 Month

LIBOR 3M -    ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$60,835,047
Gross unrealized depreciation	(8,993,010)

Net unrealized appreciation (depreciation)	$51,842,037
Cost for federal income tax purposes	$855,869,833

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2017, in valuing Diversified Income Plus Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	8,883,725	—	8,140,039	743,686
Capital Goods	5,832,562	—	5,832,562	—
Communications Services	34,297,557	—	33,601,807	695,750
Consumer Cyclical	14,044,443	—	14,044,443	—
Consumer Non-Cyclical	17,695,109	—	17,695,109	—
Energy	6,795,445	—	6,795,445	—
Financials	8,206,743	—	8,206,743	—
Technology	9,400,969	—	9,400,969	—
Transportation	3,529,644	—	3,224,492	305,152
Utilities	2,718,689	—	2,202,824	515,865
Long-Term Fixed Income
Asset-Backed Securities	35,578,562	—	35,578,562	—
Basic Materials	12,071,941	—	12,071,941	—
Capital Goods	14,970,040	—	14,970,040	—
Collateralized Mortgage Obligations	87,546,429	—	87,546,429	—
Communications Services	23,513,548	—	23,513,548	—
Consumer Cyclical	22,629,949	—	22,629,949	—
Consumer Non-Cyclical	20,356,794	—	20,356,794	—
Energy	21,685,648	—	21,685,648	—
Financials	62,825,436	—	57,040,392	5,785,044
Foreign Government	18,043,256	—	18,043,256	—
Mortgage-Backed Securities	57,015,590	—	57,015,590	—
Technology	17,769,772	—	17,769,772	—
Transportation	3,669,039	—	3,669,039	—
Utilities	8,235,069	—	8,235,069	—
Common Stock
Consumer Discretionary	36,726,306	26,829,539	9,896,767	—
Consumer Staples	10,512,811	4,966,221	5,546,590	—
Energy	21,341,574	15,943,303	5,398,270	1
Financials	41,067,144	28,102,897	12,964,247	—
Health Care	26,398,848	20,222,137	6,176,711	—
Industrials	27,330,104	16,126,025	11,204,079	—
Information Technology	40,501,028	38,527,967	1,973,061	—
Materials	11,041,472	2,896,253	8,145,219	—
Real Estate	34,632,550	32,176,372	2,456,178	—
Telecommunications Services	5,015,453	771,328	4,244,125	—
Utilities	3,166,000	1,677,237	1,488,763	—
Preferred Stock
Consumer Staples	4,137,468	3,051,315	1,086,153	—
Energy	1,060,301	858,125	202,176	—
Financials	13,213,613	10,896,928	2,316,685	—
Health Care	565,567	565,567	—	—
Industrials	603,316	603,316	—	—
Registered Investment Companies
Equity Funds/Exchange Traded Funds	8,960,050	8,960,050	—	—
Fixed Income Funds/Exchange Traded Funds	139,172	139,172	—	—
Short-Term Investments	2,196,614	—	2,196,614	—

Subtotal Investments in Securities	$805,925,350	$213,313,752	$584,566,100	$8,045,498

Other Investments *	Total
Short-Term Investments	99,147,097
Affiliated Registered Investment companies	26,336,107
Collateral Held for securities Loaned	1,281,880

Subtotal Other Investments	$126,765,084

Total Investments at Value	$932,690,434

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2017

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	198,475	198,475	—	—

Total Asset Derivatives	$198,475	$198,475	$—	$—

Liability Derivatives
Futures Contracts	780,855	780,855	—	—

Total Liability Derivatives	$780,855	$780,855	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2017. Transfers between Levels are identified as of the end of the period.

The following table presents Diversified Income Plus Fund’s futures contracts held as of December 31, 2017. Investments and/or cash totaling $2,196,614 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized Appreciation/ Depreciation
CBOT 5-Yr. U.S. Treasury Note	250	March 2018	$29,203,900	($162,885)
CBOT U.S. Long Bond	79	March 2018	12,098,367	(11,367)
CME E-mini S&P 500 Index	100	March 2018	13,281,884	98,116
CME Ultra Long Term U.S. Treasury Bond	1	March 2018	167,019	637

Total Futures Long Contracts				($75,499)

CBOT 10-Yr. U.S. Treasury Note	(40)	March 2018	($4,992,997)	$31,122
CBOT 2-Yr. U.S. Treasury Note	(177)	March 2018	(37,965,960)	68,600
CME S&P 500 Index	(55)	March 2018	(36,188,397)	(606,603)
Total Futures Short Contracts				($506,881)

Total Futures Contracts				($582,380)

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
S&P	-	Standard & Poor’s

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2017, for Diversified Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$100,359
Total Interest Rate Contracts		100,359
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	98,116
Total Equity Contracts		98,116

Total Asset Derivatives		$198,475

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	174,252
Total Interest Rate Contracts		174,252
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	606,603
Total Equity Contracts		606,603

Total Liability Derivatives		$780,855

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2017

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2017, for Diversified Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	63,867
Futures	Net realized gains/(losses) on Futures contracts	765,591
Total Interest Rate Contracts		829,458
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	9,037
Options Purchased	Net realized gains/(losses) on Investments	(52,714)
Futures	Net realized gains/(losses) on Futures contracts	(4,069,173)
Total Equity Contracts		(4,112,850)

Total		($3,283,392)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2017, for Diversified Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(17,889)
Total Interest Rate Contracts		(17,889)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(675,613)
Total Equity Contracts		(675,613)

Total		($693,502)

The following table presents Diversified Income Plus Fund’s average volume of derivative activity during the period ended December 31, 2017.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$7,523,463
Futures - Short	33,823,875
Purchased Options	2,742,909
Written Options	2,742,909
Interest Rate Contracts
Futures - Long	38,244,905
Futures - Short	21,503,726
Written Options	4,088,302

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated funds.

A summary of transactions (in thousands) for the fiscal year to date, in Diversified Income Plus Fund, is as follows:

Fund	Value 12/31/2016	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 12/31/2017	Value 12/31/2017	Income Earned 1/1/2017 - 12/31/2017
Cash Management Trust- Collateral Investment	$223	$22,122	$21,063	$—	$—	1,282	$1,282	$37
Core Emerging Markets Debt	—	26,327	—	—	9	2,663	26,336	166
Core Short-Term Reserve	67,273	363,116	331,242	—	—	9,915	99,147	1,011
Total Value and Income Earned	$67,496			$—	$9		$126,765	$1,214

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (9.9%)	Value	% of Net Assets
Basic Materials (0.9%)
	Other Securities^	$777,858	0.9%

	Total	777,858

Capital Goods (0.6%)
	Other Securities^	510,658	0.6%

	Total	510,658

Communications Services (3.0%)
	Other Securities^	2,740,822	3.0%

	Total	2,740,822

Consumer Cyclical (1.1%)
	Other Securities^	976,679	1.1%

	Total	976,679

Consumer Non-Cyclical (1.6%)
	Other Securities^	1,484,610	1.6%

	Total	1,484,610

Energy (0.5%)
	Other Securities^	418,764	0.5%

	Total	418,764

Financials (0.7%)
	Other Securities^	629,280	0.7%

	Total	629,280

Technology (0.9%)
	Other Securities^	862,141	0.9%

	Total	862,141

Transportation (0.3%)
	Other Securities^	301,623	0.3%

	Total	301,623

Utilities (0.3%)
	Other Securities^	239,423	0.3%

	Total	239,423

	Total Bank Loans (cost $8,977,327)	8,941,858

Shares	Common Stock (64.3%)
Consumer Discretionary (9.8%)
1,375	Amazon.com, Inc.[a]	1,608,021	1.8%
26,363	Comcast Corporation	1,055,838	1.2%
2,678	Netflix, Inc.[a]	514,069	0.6%
7,918	NIKE, Inc.	495,271	0.6%
276	Priceline Group, Inc.[a]	479,616	0.5%
6,245	Walt Disney Company	671,400	0.8%
	Other Securities^	4,075,144	4.3%

	Total	8,899,359

Consumer Staples (2.9%)
6,147	Altria Group, Inc.	438,957	0.5%
5,036	Philip Morris International, Inc.	532,054	0.6%
10,237	Unilever NV	576,372	0.7%
8,726	Unilever plc	483,996	0.5%
	Other Securities^	559,672	0.6%

	Total	2,591,051

Energy (3.8%)
66,087	BP plc	463,618	0.5%
17,290	Halliburton Company	844,962	0.9%
5,150	Pioneer Natural Resources Company	890,178	1.0%
	Other Securities^	1,247,745	1.4%

	Total	3,446,503

Financials (8.8%)
7,103	Citigroup, Inc.	528,534	0.6%
13,130	E*TRADE Financial Corporation[a]	650,854	0.7%
2,133	Goldman Sachs Group, Inc.	543,403	0.6%
59,577	HSBC Holdings plc	615,314	0.7%
5,263	State Street Corporation	513,721	0.6%
16,200	Synchrony Financial	625,482	0.7%
	Other Securities^	4,545,042	4.9%

	Total	8,022,350

Health Care (6 .8%)
4,841	Celgene Corporation[a]	505,207	0.6%
2,480	CIGNA Corporation	503,663	0.6%
14,053	GlaxoSmithKline plc ADR[b]	498,460	0.5%
12,265	Hologic, Inc.[a]	524,329	0.6%
6,405	Medtronic plc	517,204	0.6%
5,304	Novartis AG	446,345	0.5%
11,281	Novo Nordisk AS	606,190	0.7%
6,678	UnitedHealth Group, Inc.	1,472,232	1.6%
	Other Securities^	1,097,046	1.1%

	Total	6,170,676

Industrials (7.6%)
4,755	Caterpillar, Inc.	749,293	0.8%
7,360	Delta Air Lines, Inc.	412,160	0.5%
5,500	Eaton Corporation plc	434,555	0.5%
4,489	Honeywell International, Inc.	688,433	0.8%
	Other Securities^	4,564,140	5.0%

	Total	6,848,581

Information Technology (10.5%)
590	Alphabet, Inc., Class Aa	621,506	0.7%
521	Alphabet, Inc., Class Ca	545,174	0.6%
8,862	Apple, Inc.	1,499,716	1.7%
18,866	Cisco Systems, Inc.	722,568	0.8%
3,870	Facebook, Inc.[a]	682,900	0.8%

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2017

Shares	Common Stock (64.3%)	Value	% of Net Assets
Information Technology (10.5%) - continued
8,480	Microsoft Corporation	$725,379	0.8%
10,330	PayPal Holdings, Inc.[a]	760,495	0.8%
7,900	Visa, Inc.	900,758	1.0%
	Other Securities^	3,042,285	3.3%

	Total	9,500,781

Materials (2.9%)
	Other Securities^	2,613,358	2.9%

	Total	2,613,358

Real Estate (9.0%)
3,335	American Tower Corporation	475,804	0.5%
4,042	Crown Castle International Corporation	448,702	0.5%
2,989	Simon Property Group, Inc.	513,331	0.6%
	Other Securities^	6,683,499	7.4%

	Total	8,121,336

Telecommunications Services (1.3%)
18,100	NTT DOCOMO, Inc.	427,956	0.5%
	Other Securities^	795,894	0.8%

	Total	1,223,850

Utilities (0.9%)
	Other Securities^	796,314	0.9%

	Total	796,314

	Total Common Stock (cost $49,395,817)	58,234,159

Principal Amount	Long-Term Fixed Income (14.1%)
Asset-Backed Securities (0.1%)
	Other Securities^	107,517	0.1%

	Total	107,517

Basic Materials (0.3%)
	Other Securities^	262,280	0.3%

	Total	262,280

Capital Goods (0.5%)
	Other Securities^	451,935	0.5%

	Total	451,935

Collateralized Mortgage Obligations (1.5%)
	Other Securities^	1,402,521	1.5%

	Total	1,402,521

Communications Services (0.7%)
	Comcast Corporation
$12,000	1.625%, 1/15/2022	11,603	<0.1%
	Other Securities^	599,602	0.7%

	Total	611,205

Consumer Cyclical (0.9%)
	Visa, Inc.
10,000	2.200%, 12/14/2020	9,991	<0.1%
	Other Securities^	763,254	0.9%

	Total	773,245

Consumer Non-Cvclical (0.7%)
	Other Securities^	633,651	0.7%

	Total	633,651

Energy (0.7%)
	Other Securities^	637,248	0.7%

	Total	637,248

Financials (1.8%)
	Goldman Sachs Group, Inc.
42,000	2.600% - 7.500%, 2/15/2019 - 4/26/2022	43,559	<0.1%
12,000	5.375%, 5/10/2020[c,d]	12,298	<0.1%
10,000	2.586%, (LIBOR 3M + 1.170%), 11/15/2021[c]	10,146	<0.1%
	Goldman Sachs Group, Inc., Convertible
375,000	0.500%, 9/24/2022[e]	570,892	0.7%
	UnitedHealth Group, Inc.
10,000	3.350%, 7/15/2022	10,325	<0.1%
	Other Securities^	1,011,431	1.1%

	Total	1,658,651

Foreign Government (2.1%)
	Other Securities^	1,890,788	2.1%

	Total	1,890,788

Mortgage-Backed Securities (3.6%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
450,000	4.000%, 1/1/2048[f]	470,745	0.5%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
450,000	3.000%, 1/1/2048[f]	450,090	0.5%
980,000	3.500%, 1/1/2048[f]	1,006,754	1.1%
775,000	4.000%, 1/1/2048[f]	810,883	0.9%
250,000	4.500%, 1/1/2048[f]	265,975	0.3%
	Other Securities^	254,650	0.3%

	Total	3,259,097

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (14 .1%)	Value	% of Net Assets
Technology (0.8%)
	Apple, Inc.
$22,000	2.400% - 2.850%, 5/6/2021 - 1/13/2023	$22,104	<0.1%
12,000	1.763%, (LIBOR 3M + 0.350%),5/11/2022[c]	12,077	<0.1%
	Other Securities^	702,333	0.8%

	Total	736,514

Transportation (0.1%)
	Other Securities^	93,249	0.1%

	Total	93,249

Utilities (0.3%)
	Other Securities^	280,204	0.3%

	Total	280,204

	Total Long-Term Fixed Income (cost $12,280,286)	12,798,105

Shares	Registered Investment Companies (5.1%)
Affiliated Fixed Income Holdings (1 6%)
151,649	Thrivent Core Emerging Markets Debt Fund	1,499,811	1.6%

	Total	1,499,811

Equity Funds/Exchange Traded Funds (2.4%)
19,060	Materials Select Sector SPDR Fund	1,153,702	1.3%
13,500	Utilities Select Sector SPDR Fund	711,180	0.8%
	Other Securities^	291,540	0.3%

	Total	2,156,422

Fixed Income Funds/Exchange Traded Funds (1.1%)
	Other Securities^	968,187	1.1%

	Total	968,187

	Total Registered Investment Companies (cost $4,378,250)	4,624,420

Shares	Preferred Stock (0.3%)
Consumer Staples (0.3%)
	Other Securities^	286,371	0.3%

	Total	286,371

Energy (<0.1%)
	Other Securities^	8,687	<0.1%

	Total	8,687

Industrials (<0.1%)
	Other Securities^	10,434	<0.1%

	Total	10,434

	Total Preferred Stock (cost $306,013)	305,492

Shares	Collateral Held for Securities Loaned (0.5%)
409,875	Thrivent Cash Management Trust	409,875	0.5%

	Total Collateral Held for Securities Loaned (cost $409,875)	409,875

Shares or Principal Amount	Short-Term Investments (10.4%)
	Thrivent Core Short-Term Reserve Fund
909,164	1.510%	9,091,643	10.1%
	Other Securities^	299,623	0.3%

	Total Short-Term Investments (cost $9,391,269)	9,391,266

	Total Investments (cost $85,138,837) 104.6%	$94,705,175

	Other Assets and Liabilities, Net (4.6%)	(4,178,307)

	Total Net Assets 100.0%	$90,526,868

^	The Summary Schedule of lnvestments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Denotes variable rate securities. The rate shown is as of December 31, 2017.
d	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
e	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
f	Denotes investments purchased on a when-issued or delayed delivery basis.

Growth and Income Plus Fund held restricted securities as of December 31, 2017. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2017, the value of these investments was $57,769 or 0.1% of total net assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2017

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Growth and Income Plus Fund as of December 31, 2017:

Securities Lending Transactions

Common Stock	$398,737

Total lending	$398,737
Gross amount payable upon return of collateral for securities loaned	$409,875

Net amounts due to counterparty	$11,138

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$10,425,316
Gross unrealized depreciation	(1,107,066)

Net unrealized appreciation (depreciation)	$9,318,250
Cost for federal income tax purposes	$84,455,026

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2017, in valuing Growth and Income Plus Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	777,858	—	712,534	65,324
Capital Goods	510,658	—	510,658	—
Communications Services	2,740,822	—	2,690,822	50,000
Consumer Cyclical	976,679	—	976,679	—
Consumer Non-Cyclical	1,484,610	—	1,484,610	—
Energy	418,764	—	418,764	—
Financials	629,280	—	629,280	—
Technology	862,141	—	862,141	—
Transportation	301,623	—	270,809	30,814
Utilities	239,423	—	193,860	45,563
Common Stock
Consumer Discretionary	8,899,359	6,506,430	2,392,929	—
Consumer Staples	2,591,051	1,263,644	1,327,407	—
Energy^	3,446,503	2,138,814	1,307,689	0
Financials	8,022,350	4,877,824	3,144,526	—
Health Care	6,170,676	4,680,512	1,490,164	—
Industrials	6,848,581	4,125,063	2,723,518	—
Information Technology	9,500,781	9,023,778	477,003	—
Materials	2,613,358	643,237	1,970,121	—
Real Estate	8,121,336	7,532,967	588,369	—
Telecommunications Services	1,223,850	200,192	1,023,658	—
Utilities	796,314	435,797	360,517	—
Long-Term Fixed Income
Asset-Backed Securities	107,517	—	107,517	—
Basic Materials	262,280	—	262,280	—
Capital Goods	451,935	—	451,935	—
Collateralized Mortgage Obligations	1,402,521	—	1,402,521	—
Communications Services	611,205	—	611,205	—
Consumer Cyclical	773,245	—	773,245	—
Consumer Non-Cyclical	633,651	—	633,651	—
Energy	637,248	—	637,248	—
Financials	1,658,651	—	1,087,759	570,892
Foreign Government	1,890,788	—	1,890,788	—
Mortgage-Backed Securities	3,259,097	—	3,259,097	—
Technology	736,514	—	736,514	—
Transportation	93,249	—	93,249	—
Utilities	280,204	—	280,204	—
Registered Investment Companies
Equity Funds/Exchange Traded Funds	2,156,422	2,156,422	—	—
Fixed Income Funds/Exchange Traded Funds	968,187	968,187	—	—
Preferred Stock
Consumer Staples	286,371	20,808	265,563	—
Energy	8,687	—	8,687	—
Industrials	10,434	10,434	—	—
Short-Term Investments	299,623	—	299,623	—

Subtotal Investments in Securities	$83,703,846	$44,584,109	$38,357,144	$762,593

Other Investments*	Total
Short-Term Investments	9,091,643
Affiliated Registered Investment companies	1,499,811
Collateral Held for Securities Loaned	409,875

Subtotal Other Investments	$11,001,329

Total Investments at Value	$94,705,175

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
^	Level 3 security in this section is fair valued at <1$.

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2017

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	22,876	22,876	—	—

Total Asset Derivatives	$22,876	$22,876	$—	$—

Liability Derivatives
Futures Contracts	63,489	63,489	—	—

Total Liability Derivatives	$63,489	$63,489	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2017. Transfers between Levels are identified as of the end of the period.

The following table presents Growth and Income Plus Fund’s futures contracts held as of December 31, 2017. Investments and/or cash totaling $299,623 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized Appreciation/ Depreciation
CBOT 10-Yr. U.S. Treasury Note	4	March 2018	$499,825	($3,638)
CBOT 5-Yr. U.S. Treasury Note	7	March 2018	817,709	(4,561)
CBOT U.S. Long Bond	1	March 2018	153,144	(144)
CME E-mini S&P 500 Index	20	March 2018	2,658,048	17,952
CME Ultra Long Term U.S. Treasury Bond	2	March 2018	334,038	1,275

Total Futures Long Contracts				$10,884

CBOT 2-Yr. U.S. Treasury Note	(9)	March 2018	($1,930,473)	$3,488
CME S&P 500 Index	(5)	March 2018	(3,289,854)	(55,146)
Ultra 10-Yr. U.S. Treasury Note	(1)	March 2018	(133,723)	161

Total Futures Short Contracts				($51,497)

Total Futures Contracts				($40,613)

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
S&P	-	Standard & Poor’s

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2017, for Growth and Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$4,924
Total Interest Rate Contracts		4,924
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	17,952
Total Equity Contracts		17,952

Total Asset Derivatives		$22,876

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	8,343
Total Interest Rate Contracts		8,343
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	55,146
Total Equity Contracts		55,146

Total Liability Derivatives		$63,489

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2017

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2017, for Growth and Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	37,560
Total Interest Rate Contracts		37,560
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(295,127)
Total Equity Contracts		(295,127)

Total		($257,567)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2017, for Growth and Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	2,615
Total Interest Rate Contracts		2,615
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(47,798)
Total Equity Contracts		(47,798)

Total		($45,183)

The following table presents Growth and Income Plus Fund’s average volume of derivative activity during the period ended December 31, 2017.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$1,084,167
Futures - Short	3,074,936
Interest Rate Contracts
Futures - Long	1,513,202
Futures - Short	1,946,746

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Core Funds are established solely for investment by affiliated funds.

A summary of transactions (in thousands) for the fiscal year to date, in Growth and Income Plus Fund, is as follows:

Fund	Value 12/31/2016	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 12/31/2017	Value 12/31/2017	Income Earned 1/1/2017 - 12/31/2017
Cash Management Trust-Collateral Investment	$—	$418	$8	$—	$—	410	$410	$—
Core Emerging Markets Debt	—	1,499	—	—	1	152	1,500	5
Core Short-Term Reserve	5,587	31,831	28,326	—	—	909	9,092	77
Total Value and Income Earned	$5,587			$—	$1		$11,002	$82

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME FUND

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (15.1%)	Value	% of Net Assets
Basic Materials (1.7%)
	Contura Energy, Inc., Term Loan
$120,937	6.630%, (LIBOR 2M + 5.000%), 3/17/2024[a,b]	$119,123	0.6%
	Other Securities^	234,734	1.1%

	Total	353,857

Capital Goods (1.5%)
	Sterigenics-Nordion Holdings,LLC, Term Loan
178,650	4.569%, (LIBOR 1M + 3.000%), 5/15/2022[a,b]	178,502	0.8%
	Other Securities^	137,110	0.7%

	Total	315,612

Communications Services (4.0%)
	Altice Financing SA, Term Loan
89,550	4.109%, (LIBOR 3M + 2.750%), 7/15/2025[a,b]	87,599	0.4%
	Altice US Finance I Corporation,Term Loan
124,375	3.819%, (LIBOR 1M + 2.250%), 7/14/2025[a,b]	123,779	0.6%
	CBS Radio, Inc., Term Loan
125,000	4.172%, (LIBOR 3M + 2.750%), 10/17/2023[a,b]	125,572	0.6%
	CSC Holdings, LLC, Term Loan
124,375	3.741%, (LIBOR 1M + 2.250%), 7/17/2025[a,b]	123,792	0.6%
	Other Securities^	347,566	1.8%

	Total	808,308

Consumer Cyclical (1.8%)
	Amaya Holdings BV, Term Loan
123,731	5.193%, (LIBOR 3M + 3.500%), 8/1/2021[a,b]	124,350	0.6%
	Boyd Gaming Corporation, Term Loan
115,660	3.975%, (LIBOR 1W + 2.500%), 9/15/2023[a,b]	116,238	0.6%
	Other Securities^	127,560	0.6%

	Total	368,148

Consumer Non-Cyclical (1.4%)
	Albertson’s, LLC, Term Loan
74,812	4.319%, (LIBOR 1M + 2.750%), 8/25/2021[a,b]	73,256	0.4%
	Other Securities^	211,244	1.0%

	Total	284,500

Energy (0.4%)
	Other Securities^	84,287	0.4%

	Total	84,287

Financials (1.9%)
	Other Securities^	397,251	1.9%

	Total	397,251

Technology (0.9%)
	Other Securities^	182,950	0.9%

	Total	182,950

Transportation (1.0%)
	XPO Logistics, Inc., Term Loan
125,000	3.599%, (LIBOR 3M + 2.250%), 10/30/2021[a,b]	125,663	0.6%
	Other Securities^	75,138	0.4%

	Total	200,801

Utilities (0.5%)
	Other Securities^	96,105	0.5%

	Total	96,105

	Total Bank Loans (cost $3,098,551)	3,091,819

Principal Amount	Long-Term Fixed Income (56.5%)
Asset-Backed Securities (1.1%)
	DRB Prime Student Loan Trust
140,123	2.890%, 6/25/2040, Ser. 2016-B, Class A2[c]	140,259	0.7%
	Other Securities^	91,047	0.4%

	Total	231,306

Basic Materials (2.9%)
	Big River Steel, LLC
125,000	7.250%, 9/1/2025[c]	132,188	0.6%
	CF Industries, Inc.
125,000	5.150%, 3/15/2034	127,500	0.6%
	First Quantum Minerals, Ltd.
125,000	7.250%, 4/1/2023[c]	134,687	0.7%
	Grinding Media, Inc.
125,000	7.375%, 12/15/2023[c]	134,212	0.7%
	Other Securities^	66,228	0.3%

	Total	594,815

Capital Goods (2.7%)
	Ardagh Packaging Finance plc
125,000	6.000%, 2/15/2025[c]	131,563	0.7%
	H&E Equipment Services, Inc.
125,000	5.625%, 9/1/2025[c]	130,625	0.6%
	Textron Financial Corporation
150,000	3.151%, (LIBOR 3M + 1.735%), 2/15/2042[b,c]	132,375	0.7%
	Other Securities^	160,101	0.7%

	Total	554,664

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME FUND

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (56.5%)	Value	% of Net Assets
Collateralized Mortgage Obligations (6.4%)
	Countrywide Alternative Loan Trust
$67,284	5.750%, 5/25/2036, Ser. 2006-6CB, Class 2A16	$49,705	0.2%
98,679	2.063%, (12 MTA + 1.000%), 12/25/2035, Ser. 2005-69, Class A1[b]	94,247	0.5%
	Popular ABS Mortgage Pass-Through Trust
125,000	4.153%, 11/25/2035, Ser. 2005-5, Class AF4[d]	124,951	0.6%
	WaMu Mortgage Pass Through Certificates
182,577	1.842%, (LIBOR 1M + 0.290%), 10/25/2045, Ser. 2005-AR13, Class A1A1[b]	176,023	0.9%
	Other Securities^	873,946	4.2%

	Total	1,318,872

Communications Services (4.1%)
	DISH Network Corporation, Convertible
119,000	3.375%, 8/15/2026	129,487	0.6%
	Sprint Corporation
125,000	7.625%, 2/15/2025	130,937	0.6%
	VeriSign, Inc.
125,000	4.750%, 7/15/2027	127,812	0.6%
	Zayo Group, LLC
125,000	6.375%, 5/15/2025	132,187	0.7%
	Other Securities^	312,944	1.6%

	Total	833,367

Consumer Cyclical (2.7%)
	Delphi Jersey Holdings plc
125,000	5.000%, 10/1/2025[c]	126,562	0.6%
	Hanesbrands, Inc.
125,000	4.875%, 5/15/2026[c]	128,125	0.7%
	Scientific Games International, Inc.
125,000	7.000%, 1/1/2022[c]	131,719	0.7%
	Wabash National Corporation
125,000	5.500%, 10/1/2025[c]	125,938	0.6%
	Other Securities^	38,190	0.1%

	Total	550,534

Consumer Non-Cyclical (4.0%)
	Albertsons Companies, LLC
125,000	6.625%, 6/15/2024	119,375	0.6%
	Anthem, Inc., Convertible
49,000	2.750%, 10/15/2042	150,706	0.8%
	JBS USA, LLC
125,000	5.875%, 7/15/2024[c]	120,781	0.6%
	Mattel, Inc.
125,000	6.750%, 12/31/2025[c]	126,681	0.6%
	Other Securities^	304,550	1.4%

	Total	822,093

Energy (3.4%)
	Cheniere Energy Partners, LP
125,000	5.250%, 10/1/2025[c]	127,188	0.6%
	Continental Resources, Inc.
125,000	3.800%, 6/1/2024	123,594	0.6%
	Endeavor Energy Resources, LP
125,000	5.500%, 1/30/2026[c]	127,188	0.6%
	Petroleos Mexicanos
5,000	6.000%, 3/5/2020	5,305	<0.1%
	Other Securities^	316,868	1.6%

	Total	700,143

Financials (12. 8%)
	Australia & New Zealand Banking Group, Ltd.
100,000	6.750%, 6/15/2026[b,c,e]	113,750	0.6%
	Bank of America Corporation
25,000	4.000%, 1/22/2025	26,003	0.1%
3,000	2.369%, 7/21/2021[b]	2,995	<0.1%
	Credit Agricole SA
100,000	8.125%, 12/23/2025[b,c,e]	119,921	0.6%
	J.P. Morgan Chase & Company
100,000	4.625%, 11/1/2022[b,e]	97,750	0.5%
4,000	2.161%, (LIBOR 3M + 0.680%), 6/1/2021[b]	4,022	<0.1%
4,000	2.776%, 4/25/2023[b]	4,003	<0.1%
	J.P. Morgan Chase Capital XXIII
100,000	2.416%, (LIBOR 3M + 1.000%), 5/15/2047[b]	89,250	0.5%
	Lloyds Bank plc
100,000	1.552%, (LIBOR 6M + 0.100%), 2/28/2018[b,e]	89,050	0.4%
	Lloyds Banking Group plc
100,000	6.657%, 5/21/2037[b,c,e]	117,000	0.6%
	Quicken Loans, Inc.
125,000	5.750%, 5/1/2025[c]	129,376	0.6%
	Societe Generale SA
100,000	8.000%, 9/29/2025[b,c,e]	116,250	0.6%
	Other Securities^	1,720,912	8.3%

	Total	2,630,282

Foreign Government (5.8%)
	Mexico Government International Bond
140,000	4.750%, 3/8/2044	141,540	0.7%
75,000	4.150%, 3/28/2027	77,775	0.4%
	Turkey Government International Bond
214,000	4.250% - 7.000%, 6/5/2020 - 5/30/2040	220,776	1.1%
	Other Securities^	753,359	3.6%

	Total	1,193,450

Mortgage-Backed Securities (6.3%)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
500,000	3.500%, 1/1/2048[f]	513,650	2.5%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME FUND

Summary Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (56.5%)	Value	% of Net Assets
Mortgage-Backed Securities (6.3%) - continued
$750,000	4.000%, 1/1/2048[f]	$784,725	3.8%

	Total	1,298,375

Technology (3.4%)
	Alliance Data Systems Corporation	125,938	0.6%
125,000	5.375%, 8/1/2022[c]
	Harland Clarke Holdings Corporation	129,806	0.7%
125,000	8.375%, 8/15/2022[c]
	Micron Technology, Inc., Convertible	168,834	0.8%
45,000	2.125%, 2/15/2033
	Other Securities^	274,601	1.3%

	Total	699,179

Transportation (<0.1%)
	Other Securities^	4,027	<0.1%

	Total	4,027

Utilities (0.9%)
	NRG Energy, Inc.	136,092	0.7%
125,000	7.250%, 5/15/2026
	Other Securities^	40,109	0.2%

	Total	176,201

	Total Long-Term Fixed Income (cost $11,333,922)	11,607,308

Shares	Registered Investment Companies (18.3%)

Affiliated Fixed Income Holdings (4.3%)
89,000	Thrivent Core Emerging Markets Debt Fund	880,206	4.3%

	Total	880,206

Equity Funds/Exchange Traded Funds (4.5%)
11,100	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	144,855	0.7%
15,276	BlackRock Enhanced Equity Dividend Trust	140,997	0.7%
11,984	BlackRock Resources & Commodities Strategy Trust	117,084	0.6%
	Other Securities^	528,267	2.5%

	Total	931,203

Fixed Income Funds/Exchange Traded Funds (9.5%)
8,350	iShares 0-5 Year High Yield Corporate Bond ETF	393,536	1.9%
4,500	Pimco Dynamic Credit And Mortgage Income Fund	100,980	0.5%
	Other Securities^	1,448,634	7.1%

	Total	1,943,150

	Total Registered Investment Companies (cost $3,744,949)	3,754,559

Shares	Common Stock (4.0%)
Consumer Discretionary (0.3%)
	Other Securities^	65,410	0.3%

	Total	65,410

Energy (2.5%)
	Other Securities^	514,349	2.5%

	Total	514,349

Financials (0.3%)
525	Bank of America Corporation	15,498	0.1%
	Other Securities^	48,951	0.2%

	Total	64,449

Health Care (0.1%)
	Other Securities^	9,985	0.1%

	Total	9,985

Information Technology (0.4%)
	Other Securities^	75,223	0.4%

	Total	75,223

Real Estate (0.4%)
	Other Securities^	83,156	0.4%

	Total	83,156

	Total Common Stock (cost $756,548)	812,572

Shares	Preferred Stock (2.7%)

Consumer Staples (1.1%)
1,249	Bunge, Ltd., Convertible, 4.875%[e]	129,946	0.6%
	Other Securities^	105,880	0.5%

	Total	235,826

Energy (0.3%)
	Other Securities^	61,250	0.3%

	Total	61,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME FUND

Summary Schedule of Investments as of December 31, 2017

Shares	Preferred Stock (2.7%)	Value	% of Net Assets
Financials (1.2%)
2,000	Countrywide Capital V, 7.000%	$52,840	0.3%
2,085	Federal National Mortgage Association, 0.000%[e,g]	18,348	0.1%
	Other Securities^	168,920	0.8%

	Total	240,108

Health Care (0.1%)
	Other Securities^	19,107	0.1%

	Total	19,107

Industrials (<0.1%)
	Other Securities^	3,069	<0.1%

	Total	3,069

	Total Preferred Stock (cost $555,285)	559,360

Shares or Principal Amount	Short-Term Investments (10.4%)
	Thrivent Core Short-Term Reserve Fund
202,534	1.510%	2,025,344	9.9%
	Other Securities^	99,835	0.5%

	Total Short-Term Investments (cost $2,125,179)	2,125,179

	Total Investments (cost $21,614,434) 107.0%	$21,950,797

	Other Assets and Liabilities, Net (7.0%)	(1,443,243)

	Total Net Assets 100.0%	$20,507,554

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes variable rate securities. The rate shown is as of December 31, 2017.
c	Denotes securities sold under Rulel 44A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2017, the value of these investments was $4,641,846 or 22.6% of total net assets.
d	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2017.
e	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	Non-income producing security.

Definitions:

ETF	-	Exchange Traded Fund
Ser.	-	Series

Reference Rate Index:
12 MTA	—	12 Month Treasury Average
LIBOR 1W	—	ICE Libor USD Rate 1 Week
LIBOR 1M	—	ICE Libor USD Rate 1 Month
LIBOR 2M	—	ICE Libor USD Rate 2 Month
LIBOR 3M	—	ICE Libor USD Rate 3 Month
LIBOR 6M	—	ICE Libor USD Rate 6 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (incl uding derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$514,359
Gross unrealized depreciation	(178,341)

Net unrealized appreciation (depreciation)	$336,018
Cost for federal income tax purposes	$21,292,662

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME FUND

Summary Schedule of Investments as of December 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2017, in valuing Multidimensional Income Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	353,857	—	353,857	—
Capital Goods	315,612	—	315,612	—
Communications Services	808,308	—	808,308	—
Consumer Cyclical	368,148	—	368,148	—
Consumer Non-Cyclical	284,500	—	284,500	—
Energy	84,287	—	84,287	—
Financials	397,251	—	397,251	—
Technology	182,950	—	182,950	—
Transportation	200,801	—	200,801	—
Utilities	96,105	—	96,105	—
Long-Term Fixed Income
Asset-Backed Securities	231,306	—	231,306	—
Basic Materials	594,815	—	594,815	—
Capital Goods	554,664	—	554,664	—
Collateralized Mortgage Obligations	1,318,872	—	1,318,872	—
Communications Services	833,367	—	833,367	—
Consumer Cyclical	550,534	—	550,534	—
Consumer Non-Cyclical	822,093	—	822,093	—
Energy	700,143	—	700,143	—
Financials	2,630,282	—	2,630,282	—
Foreign Government	1,193,450	—	1,193,450	—
Mortgage-Backed Securities	1,298,375	—	1,298,375	—
Technology	699,179	—	699,179	—
Transportation	4,027	—	4,027	—
Utilities	176,201	—	176,201	—
Registered Investment Companies
Fixed Income Funds/Exchange Traded Funds	1,943,150	1,943,150	—	—
Equity Funds/Exchange Traded Funds	931,203	931,203	—	—
Common Stock
Consumer Discretionary	65,410	65,410	—	—
Energy	514,349	514,349	—	—
Financials	64,449	64,449	—	—
Health Care	9,985	9,985	—	—
Information Technology	75,223	75,223	—	—
Real Estate	83,156	83,156	—	—
Preferred Stock
Consumer Staples	235,826	235,826	—	—
Energy	61,250	61,250	—	—
Financials	240,108	240,108	—	—
Health Care	19,107	19,107	—	—
Industrials	3,069	3,069	—	—
Short-Term Investments	99,835	—	99,835	—

Subtotal Investments in Securities	$19,045,247	$4,246,285	$14,798,962	$—

Other Investments *	Total
Affiliated Registered Investment Companies	880,206
Short-Term Investments	2,025,344

Subtotal Other Investments	$2,905,550

Total Investments at Value	$21,950,797

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME FUND

Summary Schedule of Investments as of December 31, 2017

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	4,668	4,668	—	—

Total Asset Derivatives	$4,668	$4,668	$—	$—

Liability Derivatives
Futures Contracts	939	939	—	—

Total Liability Derivatives	$939	$939	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2017. Transfers between Levels are identified as of the end of the period.

The following table presents Multidimensional Income Fund’s futures contracts held as of December 31, 2017. Investments and/or cash totaling $99,835 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized Appreciation/ Depreciation
CBOT 5-Yr. U.S. Treasury Note	1	March 2018	$116,816	($651)
CBOT U.S. Long Bond	2	March 2018	306,288	(288)

Total Futures Long Contracts			$423,103	($939)

CBOT 10-Yr. U.S. Treasury Note	(6)	March 2018	($748,950)	$4,668

Total Futures Short Contracts			($748,950)	$4,668

Total Futures Contracts			($325,846)	$3,729

Reference Description:

CBOT	-	Chicago Board of Trade

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2017, for Multidimensional Income Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$4,668
Total Interest Rate Contracts		4,668

Total Asset Derivatives		$4,668

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	939
Total Interest Rate Contracts		939

Total Liability Derivatives		$939

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2017, for Multidimensional Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	915
Total Interest Rate Contracts		915

Total		$915

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME FUND

Summary Schedule of Investments as of December 31, 2017

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2017, for Multidimensional Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	3,729
Total Interest Rate Contracts		3,729

Total		$3,729

The following table presents Multidimensional Income Fund’s average volume of derivative activity during the period ended December 31, 2017.

Derivative Risk Category	Average Notional Value
Interest Rate Contracts
Futures - Long	$159,536
Futures - Short	148,906

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Core Funds are established solely for investment by affiliated funds.

A summary of transactions (in thousands) for the fiscal year to date, in Multidimensional Income Fund, is as follows:

Fund	Value 2/28/2017 (Inception)	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 12/31/2017	Value 12/31/2017	Income Earned 2/28/2017 - 12/31/2017
Core Emerging Markets Debt	$—	$879	$—	$—	$1	89	$880	$3
Core Short-Term Reserve	—	36,276	34,251	—	—	203	2,025	32
Total Value and Income Earned	$—			$—	$1		$2,905	$35

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2017	Diversified Income Plus Fund	Growth and Income Plus Fund	Multidimensional Income Fund
Assets
Investments at cost	$879,271,476	$85,138,837	$21,614,434
Investments in unaffiliated securities at value	805,925,350	83,703,846	19,045,247
Investments in affiliated securities at value	126,765,084	11,001,329	2,905,550
Cash	696,867 (a)	47,762 (b)	17,774
Dividends and interest receivable	3,956,063	249,481	143,611
Prepaid expenses	33,269	11,079	5,594
Receivable for:
Investments sold	5,806,877	1,288,295	2,522
Fund shares sold	378,465	10,915	76,717
Expense reimbursements	—	21,480	6,238
Variation margin on open future contracts	179,469	14,750	656
Total Assets	943,741,444	96,348,937	22,203,909
Liabilities
Accrued expenses	109,929	61,503	25,575
Payable for:
Investments purchased	5,999,910	1,316,229	66,339
Investments purchased on a delayed delivery basis	65,999,636	3,918,448	1,437,616
Return of collateral for securities loaned	1,281,880	409,875	—
Fund shares redeemed	815,897	8,507	154,449
Variation margin on open future contracts	67,688	10,544	1,219
Investment advisory fees	404,091	49,588	9,535
Administrative fees	13,960	1,450	329
Distribution fees	131,106	16,043	—
Transfer agent fees	48,156	8,135	611
Trustee fees	705	182	182
Trustee deferred compensation	83,605	20,271	—
Commitments and contingent liabilities^	—	—	—
Mortgage dollar roll deferred revenue	22,070	1,294	500
Total Liabilities	74,978,633	5,822,069	1,696,355
Net Assets
Capital stock (beneficial interest)	821,764,872	81,197,078	20,171,173
Accumulated undistributed net investment income/(loss)	338,905	(71,054)	(5,036)
Accumulated undistributed net realized gain/(loss)	(6,182,657)	(126,080)	1,325
Net unrealized appreciation/(depreciation) on:
Investments	53,409,919	9,565,305	335,530
Affiliated investments	9,039	1,033	833
Futures contracts	(582,380)	(40,613)	3,729
Foreign currency transactions	5,113	1,199	—
Total Net Assets	$868,762,811	$90,526,868	$20,507,554
Class A Share Capital	$617,322,854	$75,764,358	$—
Shares of beneficial interest outstanding (Class A)	83,293,807	6,857,914	—
Net asset value per share	$7.41	$11.05	$—
Maximum public offering price	$7.76	$11.57	$—
Class S Share Capital	$251,439,957	$14,762,510	$20,507,554
Shares of beneficial interest outstanding (Class S)	34,238,537	1,333,766	2,019,984
Net asset value per share	$7.34	$11.07	$10.15

(a)	Includes foreign currency holdings of $188 (cost $185).
(b)	Includes foreign currency holdings of $281 (cost $279).
^	Commitments and contingent liability accrual. Additional information can be found in the accompanying Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS

For the year ended December 31, 2017	Diversified Income Plus Fund	Growth and Income Plus Fund	Multidimensional Income Fund(a)
Investment Income
Dividends	$6,962,060	$1,151,162	$207,024
Taxable interest	22,371,558	878,157	413,301
Income from mortgage dollar rolls	824,691	58,547	26,202
Income from securities loaned, net	37,225	16	—
Income from affiliated investments	1,177,364	82,299	35,280
Non cash income	—	145,238	84,405
Foreign tax withholding	(224,538)	(55,948)	(104)
Total Investment Income	31,148,360	2,259,471	766,108
Expenses
Adviser fees	4,478,142	541,361	93,043
Administrative service fees	224,700	85,824	61,548
Amortization of offering costs	—	—	22,415
Audit and legal fees	42,048	34,973	32,616
Custody fees	118,243	94,884	20,961
Distribution expenses Class A	1,520,981	182,759	—
Insurance expenses	7,623	4,821	3,742
Printing and postage expenses Class A	100,321	17,330	—
Printing and postage expenses Class S	30,181	3,552	2,814
SEC and state registration expenses	88,060	31,910	2,722
Transfer agent fees Class A	476,042	81,127	—
Transfer agent fees Class S	131,487	13,997	3,888
Trustees’ fees	38,797	9,905	6,333
Other expenses	71,211	49,776	15,754
Total Expenses Before Reimbursement	7,327,836	1,152,219	265,836
Less:
Reimbursement from adviser	—	(266,618)	(71,291)
Total Net Expenses	7,327,836	885,601	194,545
Net Investment lncome/(Loss)	23,820,524	1,373,870	571,563
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	11,678,869	2,676,880	59,949
Distributions of realized capital gains from affiliated investments	1,304	122	28
Written option contracts	72,904	—	—
Futures contracts	(3,303,582)	(257,567)	915
Foreign currency and forward contract transactions	(18,274)	(3,849)	—
Change in net unrealized appreciation/(depreciation) on:
Investments	38,508,745	6,802,090	335,530
Affiliated investments	9,039	1,033	833
Futures contracts	(693,502)	(45,183)	3,729
Foreign currency transactions	9,539	2,370	—
Net Realized and Unrealized Gains/(Losses)	46,265,042	9,175,896	400,984
Net lncrease/(Decrease) in Net Assets Resulting From Operations	$70,085,566	$10,549,766	$972,547

(a)	For the period from February 28, 2017 (inception) through December 31, 2017.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Diversified Income Plus Fund		Growth and Income Plus Fund
For the periods ended	12/31/2017	12/31/2016	12/31/2017	12/31/2016
Operations
Net investment income/(loss)	$23,820,524	$23,289,469	$1,373,870	$1,408,239
Net realized gains/(losses)	8,431,221	(12,660,531)	2,415,586	(1,698,819)
Change in net unrealized appreciation/(depreciation)	37,833,821	35,157,771	6,760,310	4,976,103
Net Change in Net Assets Resulting From Operations	70,085,566	45,786,709	10,549,766	4,685,523
Distributions to Shareholders
From net investment income Class A	(17,695,649)	(20,136,760)	(1,192,616)	(1,366,155)
From net investment income Class S	(6,695,375)	(4,728,858)	(205,692)	(76,629)

Total From Net Investment Income	(24,391,024)	(24,865,618)	(1,398,308)	(1,442,784)

From net realized gains Class A	—	—	(463,808)	—
From net realized gains Class S	—	—	(89,856)	—

Total From Net Realized Gains	—	—	(553,664)	—

From return of capital Class A	—	—	—	(72,414)
From return of capital Class S	—	—	—	(3,542)

Total From Return of Capital	—	—	—	(75,956)

Total Distributions to Shareholders	(24,391,024)	(24,865,618)	(1,951,972)	(1,518,740)
Capital Stock Transactions
Class A
Sold	55,568,612	51,187,531	6,011,567	5,711,808
Distributions reinvested	15,954,720	18,039,645	1,587,965	1,364,817
Redeemed	(80,071,248)	(80,899,240)	(11,091,803)	(10,569,626)

Total Class A Capital Stock Transactions	(8,547,916)	(11,672,064)	(3,492,271)	(3,493,001)

Class S
Sold	127,835,273	79,039,960	9,104,907	4,915,301
Distributions reinvested	6,450,296	4,567,406	282,493	69,865
Redeemed	(52,116,056)	(37,225,248)	(1,561,903)	(687,926)

Total Class S Capital Stock Transactions	82,169,513	46,382,118	7,825,497	4,297,240

Capital Stock Transactions	73,621,597	34,710,054	4,333,226	804,239
Net lncrease/(Decrease) in Net Assets	119,316,139	55,631,145	12,931,020	3,971,022
Net Assets, Beginning of Period	749,446,672	693,815,527	77,595,848	73,624,826
Net Assets, End of Period	$868,762,811	$749,446,672	$90,526,868	$77,595,848
Accumulated Undistributed Net Investment lncome/(Loss)	$338,905	$140,674	$(71,054)	$(69,404)
Capital Stock Share Transactions
Class A shares
Sold	7,679,951	7,457,590	568,337	596,515
Distributions reinvested	2,198,450	2,625,278	147,831	139,612
Redeemed	(11,055,314)	(11,785,147)	(1,055,732)	(1,093,987)

Total Class A shares	(1,176,913)	(1,702,279)	(339,564)	(357,860)

Class S shares
Sold	17,805,765	11,516,263	858,503	502,611
Distributions reinvested	895,407	668,952	26,115	7,081
Redeemed	(7,258,483)	(5,467,058)	(147,132)	(70,902)

Total Class S shares	11,442,689	6,718,157	737,486	438,790

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

	Multidimensional Income Fund
For the periods ended	12/31/2017(a)
Operations
Net investment income/(loss)		$571,563
Net realized gains/(losses)		60,892
Change in net unrealized appreciation/(depreciation)		340,092
Net Change in Net Assets Resulting From Operations		972,547
Distributions to Shareholders
From net investment income Class S		(599,693)

Total From Net Investment Income		(599,693)

From net realized gains Class S		(57,072)

Total From Net Realized Gains		(57,072)

From return of capital Class S		(13,743)

Total From Return of Capital		(13,743)

Total Distributions to Shareholders		(670,508)
Capital Stock Transactions
Class S
Sold		29,191,725
Distributions reinvested		652,883
Redeemed		(9,639,093)

Total Class S Capital Stock Transactions		20,205,515

Capital Stock Transactions		20,205,515
Net lncrease/(Decrease) in Net Assets		20,507,554
Net Assets, Beginning of Period		—
Net Assets, End of Period Accumulated Undistributed Net Investment lncome/(Loss)	$ $	20,507,554 (5,036)
Capital Stock Share Transactions
Class S shares
Sold		2,909,214
Distributions reinvested		64,507
Redeemed		(953,737)

Total Class S shares		2,019,984

(a)	For the period from February 28, 2017 (inception) through December 31, 2017

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is divided into 23 separate series each with its own investment objective and policies. The Trust currently consists of four asset allocation funds, four income plus funds, eight equity funds, six fixed-income funds, and one money market fund.

This shareholder report includes Thrivent Diversified Income Plus Fund, Thrivent Growth and Income Plus Fund, and Thrivent Multidimensional Income Fund (each, a “Fund” and, collectively, the “Funds”), three of the Trust’s 23 Funds. The other Funds of the Trust have a fiscal year-end of October 31 and are presented under a separate shareholder report.

The Funds are each investment companies that follow the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946—Financial Services—Investment Companies.

(A) Share Classes – The Trust includes two classes of shares: Class A and Class S shares. The classes of shares differ principally in their respective distribution expenses and other class-specific expenses and arrangements. Class A shares have an annual 12b-1 fee of 0.25%. Class A shares have a maximum front-end sales load of 4.50%, although some Funds have a reduced or no front-end sales load. Class S shares are offered at net asset value and have no annual 12b-1 fees. The share classes have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. Thrivent Low Volatility Equity Fund and Thrivent Multidimensional Income Fund offer only Class S Shares; each of the other 21 Funds of the Trust offer Class A and Class S shares.

(B) Other – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Trust’s Board of Trustees (“Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Swap agreements are valued at the clearinghouse end of day prices as furnished by an independent pricing service. Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by the pricing service. Investments in open-ended mutual funds are valued at the net asset value at the close of each business day.

The Board has delegated responsibility for daily valuation of the Funds’ securities to the Adviser, Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”). The Adviser has formed a Valuation Committee (“Committee”) that is responsible for overseeing the Fund valuation policies in accordance with Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

In accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the various inputs used to determine the fair value of the Funds’ investments are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures, options and registered investment company funds. Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts. Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments. Investments measured using net asset value per share as a practical expedient for fair value and that are not publicly available-for-sale are not categorized within the fair value hierarchy.

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign markets and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect fair value as of the close of the U.S. markets. The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.

(B) Foreign Currency Translation – The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed currency contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(D) Federal Income Taxes – No provision has been made for income taxes because each Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

GAAP requires management of the Funds (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include U.S. Federal, Minnesota, Wisconsin, and Massachusetts as well as certain foreign countries. As of December 31, 2017, open U.S. Federal, Minnesota, Wisconsin and Massachusetts tax years include the tax years ended December 31, 2014 through 2017. Additionally, as of December 31, 2017, the tax year ended December 31, 2013 is open for Wisconsin. The Funds have no examinations in progress and none are expected at this time.

As of December 31, 2017, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Funds’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Foreign Income Taxes – Funds are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign tax withholding on the Statement of Operations. The Funds pay tax on foreign capital gains, where applicable.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

(E) Expenses and Income – Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or number of shareholder accounts, or other reasonable basis. Net investment income, expenses which are not class- specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is recorded daily on all debt securities, as is accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage-backed and asset-backed securities are recorded as components of interest income. Dividend income and capital gain distributions are recorded on the ex-dividend date. However, in certain foreign markets where declaration of the dividend follows the ex-dividend date, the dividend will be recorded as soon as the Fund is informed of the declaration date.

For certain securities, including real estate investment trusts, the Trust records distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Trust adjusts the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/ loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

(F) Distributions to Shareholders – Net investment income is distributed to each shareholder as a dividend. Dividends from Growth and Income Plus Fund are declared and paid quarterly. Dividends from Diversified Income Plus Fund and Multidimensional Income Fund are declared and paid monthly. Additionally, it is possible that such dividends may be reclassified as return of capital or capital gains after year end. Such determination cannot be made until tax information is received from the real estate investments of the Fund. Net realized gains from securities transactions, if any, are distributed at least annually.

(G) Derivative Financial Instruments – Each of the Funds may invest in derivatives. Derivatives, a category that includes options, futures, swaps, foreign currency forward contracts and hybrid instruments, are financial instruments whose value is derived from another security, an index or a currency. Each Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives to manage the risk of its positions in foreign securities. Each Fund may also use derivatives for replication of a certain asset class or speculation (investing for potential income or capital gain). These contracts may be transacted on an exchange or over-the-counter (OTC).

A derivative may incur a mark to market loss if the value of the derivative decreases due to an unfavorable change in the market rates or values of the underlying derivative. Losses can also occur if the counterparty does not perform under the derivative. A Fund’s risk of loss from the counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. With exchange traded futures and centrally cleared swaps, there is minimal counterparty credit risk to the Funds because the exchange’s clearinghouse, as counterparty to such derivatives, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the derivative; thus, the credit risk is limited to the failure of the clearinghouse. However, credit risk still exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all of the broker’s customers, potentially resulting in losses to the Funds. Using derivatives to hedge can guard against potential risks, but it also adds to the Funds’ expenses and can eliminate some opportunities for gains. In addition, a derivative used for mitigating exposure or replication may not accurately track the value of the underlying asset. Another risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

In order to define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically includes, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivatives’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy and insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

Collateral and margin requirements vary by type of derivative. Margin requirements are established by the broker or clearinghouse for exchange traded and centrally cleared derivatives (futures, options, and centrally cleared swaps). Brokers can ask for margining in excess of the minimum in certain situations. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, non-cash collateral that has been pledged to cover obligations of the Fund has been noted in the Schedule of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Options – Each of the Funds may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Fund’s exposure to the underlying security while buying call options tends to increase a Fund’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Fund’s exposure to the underlying security while writing call options tends to decrease a Fund’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when a Fund has purchased an option, exercises that option, and the counterparty doesn’t buy from the Fund or sell to the Fund the underlying asset as required. In the case where a Fund has written an option, the Fund doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Fund’s collateral posting requirements. As the option increases in value to the Fund, the Fund receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

During the year ended December 31, 2017, Diversified Income Plus Fund used treasury options to manage the duration of the Fund versus the benchmark. Options on mortgage backed securities were used to generate income.

Futures Contracts – Each of the Funds may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default.

During the year ended December 31, 2017, Diversified Income Plus Fund, Growth and Income Plus Fund, and Multidimensional Income Fund used treasury futures to manage the duration and yield curve exposure of the Fund versus the benchmark.

During the year ended December 31, 2017, Diversified Income Plus Fund and Growth and Income Plus Fund used equity futures to manage exposure to the equities market.

Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies, all Funds may enter into foreign currency forward contracts. Additionally, the Funds may enter into such contracts to mitigate currency and counterparty exposure to other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and change in unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Fund is exposed to counterparty risk equal to the discounted net amount of payments to the Fund.

Swap Agreements – Each of the Funds may enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at the clearinghouse end of day prices as furnished by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Daily fluctuations in the value of the centrally cleared credit default contracts are recorded in variation margin in the Statement of Assets and Liabilities and recorded as unrealized gain or loss. The Fund accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses in the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or a third party, in connection with these agreements. Certain swap agreements are over-the-counter and the Fund is exposed to counterparty risk, which is the discounted net amount of payments owed to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. As the swap increases in value to the Fund, the Fund receives collateral from the counterparty. Certain interest rate and credit default index swaps must be cleared through a clearinghouse or central counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection seller or the protection buyer.

Certain Funds enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Funds sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

The amounts presented in the tables below are offset first by financial instruments that have the right to offset under master netting or similar arrangements, then any remaining amount is reduced by cash and non-cash collateral received/pledged. The actual amounts of collateral may be greater than the amounts presented in the tables.

The following table presents the gross and net information about assets subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset	Net Amounts of Recognized Assets	Financial Instruments	Cash Collateral Received	Non-Cash Collateral Received	Net Amount
Diversified Income Plus
Futures Contracts	179,469	—	179,469	67,688	—	—	111,781	(*)
Growth and Income Plus
Futures Contracts	14,750	—	14,750	10,544	—	—	4,206	(*)
Multidimensional Income
Futures Contracts	656	—	656	656	—	—	—

(*)	Net futures amount represents the net amount receivable from the counterparty in the event of a default.

The following table presents the gross and net information about liabilities subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset	Net Amounts of Recognized Liabilities	Financial Instruments	Cash Collateral Pledged	Non-Cash Collateral Pledged**	Net Amount
Diversified Income Plus
Futures Contracts	67,688	—	67,688	67,688	—	—	—
Securities Lending	1,281,880	—	1,281,880	1,223,480	—	—	58,400^
Growth and Income Plus
Futures Contracts	10,544	—	10,544	10,544	—	—	—
Securities Lending	409,875	—	409,875	398,737	—	—	11,138^
Multidimensional Income
Futures Contracts	1,219	—	1,219	656	—	563	—

**	Excess of collateral pledged to the counterparty may not be shown for financial reporting purposes.
∧	Net securities lending amounts represent the net amount payable to the counterparty in the event of a default.

(H) Mortgage Dollar Roll Transactions — Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Funds must maintain liquid securities having a value at least equal to the repurchase price (including accrued interest) for such dollar rolls. In addition, the Funds are required to segregate collateral with the fund custodian—depending on market movements—on their mortgage dollar rolls. The value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.

(I) Securities Lending — Effective December 16, 2017, the Trust terminated its Securities Lending Agreement with Deutsche Bank AG (the “Prior Agreement”). The Trust has entered into a Securities Lending Agreement (the “Agreement”)

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (GSAL), pursuant to which GSAL provides substantially the same securities lending services as were provided under the Prior Agreement. The Agreement authorizes GSAL to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, loaned securities are typically initially collateralized equal to at least 102% for U.S. securities and 105% for non-U.S. securities of the market value of the loaned securities. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. Any additional collateral is adjusted and settled on the next business day. The Trust has the ability to recall the loans at any time and could do so in order to vote proxies or sell the loaned securities. All cash collateral received is invested in Thrivent Cash Management Trust. The Funds receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Cash Management Trust, net of rebates, fees paid to GSAL for services provided and any other securities lending expenses, are included in income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. However, in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss. Some of these losses may be indemnified by the lending agent.

As of December 31, 2017, the value of securities on loan is as follows:

Fund	Securities on Loan
Diversified Income Plus	$1,223,480
Growth and Income Plus	398,737

(J) When-Issued and Delayed Delivery Transactions — Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(K) Treasury Inflation Protected Securities — Certain Funds may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The coupon interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received in cash upon maturity or sale of the security.

(L) Repurchase Agreements — Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund uses a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the year ended December 31, 2017, none of the Funds engaged in these types of investments.

(M) Equity-Linked Structured Securities — Certain Funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return. During the year ended December 31, 2017, none of the Funds engaged in these types of transactions.

(N) Stripped Securities — Certain Funds may invest in Interest Only and Principal Only stripped mortgage or asset backed securities. These securities represent a participation in securities that are structured in classes with rights to receive different portions of the interest and principal. Interest only securities receive all the interest, and principal only securities receive all the principal. If the underlying pool

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

of mortgages or assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in an interest only security. Principal only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates. As interest rates increase, the price of the principal only security decreases. Similarly, as interest rates decrease, the price of the principal only security increases. The principal only security represents the payment with the longest maturity, therefore making it the most sensitive to interest rate changes.

(O) Credit Risk — The Funds may be susceptible to credit risk to the extent an issuer or counterparty defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers and counterparties. Interest receivable on defaulted securities is monitored for ability to collect payments in default and is adjusted accordingly.

(P) Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(Q) Loan Commitments — Certain Funds may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. A Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of Investments. During the year ended December 31, 2017, none of the Funds engaged in these types of investments.

(R) Litigation — Awards from class action litigation are recorded as realized gains on the payment date.

(S) Leveraged Loans (also known as bank loans) — Certain Funds may invest in bank loans, which are senior secured loans that are made by banks or other lending institutions to companies that are typically rated below investment grade. A Fund may invest in multiple series or tranches of a bank loan, with varying terms and different associated risks. Transactions in bank loan securities may settle on a delayed basis, which may result in the proceeds of the sale to not be readily available for a Fund to make additional investments. Interest rates of bank loan securities typically reset periodically, as the rates are tied to a reference index, such as the London Interbank Offered Rate (“LIBOR”), plus a premium. Income is recorded daily on bank loan securities. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of the bank loan. This commitment fee is accrued as income over the term of the bank loan. A Fund may receive consent and amendment fees for accepting an amendment to the current terms of a bank loan. Consent and amendment fees are accrued as income when the changes to the bank loan are immaterial and to capital when the changes are material.

(T) Amortization of Offering Costs — The offering costs referenced in the Statement of Operations for Multidimensional Income Fund are costs incurred by the Fund in order to establish it for sale. These costs generally include any legal costs associated with registering the Fund. These costs are amortized over a period of 12 months from inception.

(U) Line of Credit — On January 3, 2018, each Fund along with other portfolios managed by the investment adviser or an affiliate, agreed to participate in a $100 million ($50 million committed, $50 million uncommitted) credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Interest is charged to each participating fund based on its borrowings at the higher of the Federal Funds Rate or the One-Month LIBOR rate plus 1.25%. Each borrowing under the credit facility matures no later than 30 calendar days after the date of the borrowing. Each participating Fund paid commitment fees during the year ended December 31, 2017 in proportion to their respective net assets. The amounts of these payments are included in the Prepaid expenses on the Statement of Assets and Liabilities.

(V) Recent Accounting Pronouncements —

Investment Company Reporting Modernization

In October 2016, the Securities and Exchange Commission (SEC) adopted new rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC also adopted amendments to Regulation S-X, which describe the specific format and content of financial reports, to require standardized and enhanced disclosures about derivatives in investment company financial statements

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

and other amendments. The Regulation S-X amendments became effective August 1, 2017. Management has made the necessary changes to the financial statements and footnote disclosures within the Schedule of Investments to meet the requirements of this rulemaking.

Premium Amortization on Purchased Callable Debt Securities

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of this guidance and the impact it will have to financial statement amounts and footnote disclosures.

(W) Other — For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees — The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Fund (M - Millions)	$0 to $50M	Over $50 to $100M	Over $100 to $200M	Over $200 to $250M	Over $250 to $500M	Over $500 to $750M	Over $750 to $1,000M	Over $1,000 to $2,000M	Over $2,000 to $2,500M	Over $2,500 to $5,000M	Over $5,000M
Diversified Income Plus	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%
Growth and Income Plus	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Multidimensional Income	0.550%	0.550%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%

(B) Expense Reimbursements — For the period ended December 31, 2017, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Fund	Class A	Class S	Expiration Date
Growth and Income Plus	1.10%	0.80%	2/28/2018
Multidimensional Income	N/A	1.15%	2/28/2018

Expense reimbursements are accrued daily and paid by Thrivent Asset Management monthly. Thrivent does not recoup amounts previously reimbursed or waived in prior fiscal years.

Subject to certain limitations, each Fund may invest cash in other Funds in the Trust, Thrivent Cash Management Trust, and Thrivent Core Funds. These related-party transactions are subject to the same terms as non-related party transactions. To avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to any investment advisory fees indirectly incurred by the income plus and fixed income funds as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. There are no advisory fees for Thrivent Core Funds, and therefore no reimbursement is made related to an investment in these funds.

(C) Distribution Plan — Thrivent Distributors, LLC is the Trust’s distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Class A shares generally have a Rule 12b-1 fee of up to 0.25% of average net assets.

(D) Sales Charges and Other Fees — For the year ended December 31, 2017, Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”) and Thrivent Distributors, LLC received $110,258 of aggregate underwriting concessions from the sales of the Trust’s Class A shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

The Trust has entered into an accounting and administrative services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting and administrative personnel and services to the Funds. The Funds pay an annual fixed fee per fund plus percentage of net assets to Thrivent Asset Mgt. These fees are accrued daily and paid monthly. For the year ended December 31, 2017, Thrivent Asset Mgt. received aggregate fees for accounting and administrative personnel and services of $372,071 from the Funds covered in this shareholder report.

The Trust has entered into an agreement with Thrivent Financial Investor Services Inc. (“Thrivent Investor Services”) to provide transfer agency, sub transfer agency, and dividend payment services necessary to the Funds on a per-account basis. These fees are accrued daily and paid monthly. For the year ended December 31, 2017, Thrivent Investor Services received $711,088 for transfer agent services from the Funds covered in this shareholder report.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

Each Trustee who is not affiliated with the Adviser receives an annual fee from the Trust for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in a series of Thrivent Mutual Funds, except for Money Market Fund as it is not eligible for the deferred plan. The value of each Trustee’s deferred compensation account will increase or decrease as if invested in shares of that series. Their fees as well as the change in value are included in Trustee’s fees in the Statement of Operations. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan. The Payable for trustee deferred compensation, located in the Statement of Assets and Liabilities, is unsecured.

Those Trustees not participating in the above plan received $22,705 in fees from the Funds covered in this shareholder report for the year ended December 31, 2017. In addition, the Trust reimbursed independent Trustees for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent Trustees of the Trust are officers and directors of Thrivent Asset Mgt. and Thrivent Investor Services; however, they receive no compensation from the Trust. Affiliated employees and board consultants are reimbursed for reasonable expenses incurred in relation to board meeting attendance.

(E) Indirect Expenses — Some Funds invest in other open-ended funds. Fees and expenses of those underlying funds are not included in those Funds’ expense ratios reported in the Financial Highlights. The Funds indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest. There are no advisory fees for Thrivent Core Funds, and therefore no reimbursement is made related to investments in these funds.

(F) Interfund Lending — The Funds may participate in an interfund lending program (the “Program”) pursuant to an exemptive order issued by the SEC. The Program permits the Funds to borrow cash for temporary purposes from Thrivent Core Short-Term Reserve Fund. Interest is charged to each participating Fund based on its borrowings at the average of the repo rate and bank loan rate, each as defined in the Program. Each borrowing made under the Program matures no later than seven calendar days after the date of the borrowing, and each borrowing must be securitized by a pledge of segregated collateral with a market value at least equal to 102% of the outstanding principal value of the loan.For the year ended December 31, 2017, no Funds borrowed cash through the Program.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book- to- tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:

Fund	Accumulated Undistributed Net Investment income/(Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Stock
Diversified Income Plus	$768,731	($767,136)	($1,595)
Growth and Income Plus	22,788	(20,566)	(2,222)
Multidimensional Income	23,094	(2,495)	(20,599)

At December 31, 2017, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary lncome[a]	Undistributed Long-Term Capital Gain
Diversified Income Plus	$1,022,043	$—
Growth and Income Plus	31,229	—

a	Undistributed Ordinary Income includes income derived from Short-Term Capital Gains.

At December 31, 2017, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

Fund	Capital Loss Carryover	Expiration
Diversified Income Plus	$5,779,309	Unlimited

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

During the fiscal year 2017, capital loss carryovers utilized by the Funds were as follows:

Fund	Capital Loss Carryover
Diversified Income Plus	$6,542,543
Growth and Income Plus	1,730,511

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

The tax character of distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Ordinary Income(a)		Long-Term Capital Gain		Return of Capital
Fund	12/31/2017	12/31/2016	12/31/2017	12/31/2016	12/31/2017	12/31/2016
Diversified Income Plus	$24,391,024	$24,865,618	$—	$—	$—	$—
Growth and Income Plus	1,398,308	1,442,784	553,664	—	—	75,956
Multidimensional Income	650,363	—	6,402	—	13,743	—

(a)	Ordinary income includes income derived from short-term capital gains.

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities — For the year ended December 31, 2017, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Fund	Purchases	Sales
Diversified Income Plus	$514,801	$468,166
Growth and Income Plus	59,781	59,193
Multidimensional Income	31,746	13,582

Purchases and Sales of U.S. Government Securities were:

	In thousands
Fund	Purchases	Sales
Diversified Income Plus	$582,212	$568,065
Growth and Income Plus	37,748	37,658
Multidimensional Income	19,116	17,805

(B) Investments in Restricted Securities — Certain Funds may own restricted securities which were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of December 31, 2017, the following Funds held restricted securities:

Fund	Number of Securities	Percent of Fund’s Net Assets
Diversified Income Plus	26	3.45%
Growth and Income Plus	2	0.06%

The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities — The Funds may invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities (e.g., junk bonds) are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts — The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render a Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds or affiliated Portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price.

(7) RELATED PARTY TRANSACTIONS

As of December 31, 2017, related parties held shares in excess of 5% of the Funds covered in this shareholder report.

Fund	Shares	Percent of Fund’s Outstanding Shares
Multidimensional Income	1,141,272	56.5%

(8) SUBSEQUENT EVENTS

The Adviser of the Funds has evaluated the impact of subsequent events through the date the financial statements were issued, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

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THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment lncome/ (Loss)	Net Realized and Unrealized Gain/(Loss) on lnvestments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
DIVERSIFIED INCOME PLUS FUND
Class A Shares
Year Ended 12/31/2017	$7.00	$0.21	$0.41	$0.62	$(0.21)	$—
Year Ended 12/31/2016	6.79	0.22	0.23	0.45	(0.24)	—
Year Ended 12/31/2015	7.10	0.23	(0.27)	(0.04)	(0.24)	(0.03)
Year Ended 12/31/2014	7.25	0.24	0.02	0.26	(0.23)	(0.18)
Year Ended 12/31/2013	6.82	0.23	0.47	0.70	(0.23)	(0.04)
Class S Shares
Year Ended 12/31/2017	6.94	0.23	0.40	0.63	(0.23)	—
Year Ended 12/31/2016	6.74	0.24	0.22	0.46	(0.26)	—
Year Ended 12/31/2015	7.04	0.25	(0.26)	(0.01)	(0.26)	(0.03)
Year Ended 12/31/2014	7.19	0.26	0.02	0.28	(0.25)	(0.18)
Year Ended 12/31/2013	6.77	0.26	0.46	0.72	(0.26)	(0.04)

GROWTH AND INCOME PLUS FUND
Class A Shares
Year Ended 12/31/2017	9.95	0.17	1.17	1.34	(0.17)	(0.07)
Year Ended 12/31/2016	9.55	0.18	0.42	0.60	(0.19)	—
Year Ended 12/31/2015	10.03	0.19	(0.29)	(0.10)	(0.19)	(0.18)
Year Ended 12/31/2014	10.38	0.19	0.01	0.20	(0.20)	(0.35)
Year Ended 12/31/2013	9.59	0.18	1.83	2.01	(0.19)	(1.03)
Class S Shares
Year Ended 12/31/2017	9.97	0.16	1.21	1.37	(0.20)	(0.07)
Year Ended 12/31/2016	9.56	(0.02)	0.65	0.63	(0.21)	—
Year Ended 12/31/2015	10.05	0.26	(0.33)	(0.07)	(0.23)	(0.18)
Year Ended 12/31/2014	10.39	0.29	(0.05)	0.24	(0.23)	(0.35)
Year Ended 12/31/2013	9.60	0.44	1.61	2.05	(0.23)	(1.03)

MULTIDIMENSIONAL INCOME FUND
Class S Shares
Year Ended 12/31/2017 (c)	10.00	0.29	0.20	0.49	(0.30)	(0.03)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
(c)	Since fund inception, February 28, 2017.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	RATIOS/SUPPLEMENTAL DATA
					Ratio to Average Net Assets **		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$—	$(0.21)	$7.41	8.98%	$617.3	0.97%	2.86%	0.97%	2.86%	133%
—	(0.24)	7.00	6.70%	591.3	0.97%	3.23%	0.97%	3.23%	91%
—	(0.27)	6.79	(0.62)%	585.5	0.98%	3.28%	0.98%	3.28%	108%
—	(0.41)	7.10	3.54%	581.7	0.98%	3.33%	0.98%	3.33%	137%
—	(0.27)	7.25	10.40%	459.1	1.00%	3.34%	1.00%	3.34%	155%

—	(0.23)	7.34	9.20%	251.4	0.70%	3.13%	0.70%	3.13%	133%
—	(0.26)	6.94	6.91%	158.2	0.70%	3.51%	0.70%	3.51%	91%
—	(0.29)	6.74	(0.19)%	108.3	0.69%	3.56%	0.69%	3.56%	108%
—	(0.43)	7.04	3.90%	116.2	0.69%	3.60%	0.69%	3.60%	137%
—	(0.30)	7.19	10.70%	107.5	0.70%	3.66%	0.70%	3.66%	155%

—	(0.24)	11.05	13.58%	75.8	1.10%	1.61%	1.41%	1.30%	121%
(0.01)	(0.20)	9.95	6.29%	71.7	1.10%	1.87%	1.45%	1.53%	114%
(0.01)	(0.38)	9.55	(1.03)%	72.1	1.15%	1.92%	1.44%	1.63%	181%
—	(0.55)	10.03	1.89%	76.5	1.15%	1.93%	1.42%	1.66%	167%
—	(1.22)	10.38	21.08%	49.8	1.15%	1.69%	1.50%	1.34%	162%

—	(0.27)	11.07	13.86%	14.8	0.80%	1.91%	1.20%	1.52%	121%
(0.01)	(0.22)	9.97	6.67%	5.9	0.80%	2.19%	1.23%	1.76%	114%
(0.01)	(0.42)	9.56	(0.77)%	1.5	0.80%	2.26%	1.13%	1.93%	181%
—	(0.58)	10.05	2.34%	1.8	0.80%	2.24%	1.12%	1.92%	167%
—	(1.26)	10.39	21.56%	2.3	0.80%	2.02%	0.92%	1.90%	162%

(0.01)	(0.34)	10.15	4.92%	20.5	1.15%	3.38%	1.57%	2.96%	180%

The accompanying Notes to Financial Statements are an integral part of this statement.

ADDITIONAL INFORMATION

(unaudited)

Shareholder Notification of Federal Tax Information

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distribution in February 2018.

The funds designate the percentage of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and the percentage as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 as follows:

Fund	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Diversified Income Plus	9%	18%
Growth and Income Plus	28%	69%
Multidimensional Income	9%	9%

Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Funds hereby designate the following amounts as long-term capital gains distributed during the year ended December 31, 2017, or if subsequently determined to be different, the net capital gain of such year:

Fund	Distributions of Long-Term Capital Gains
Growth and Income Plus	$553,664
Multidimensional Income	6,402

These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information by calling 800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at ThriventFunds. com or sec.gov.

Quarterly Schedule of Investments

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 800-847-4836. The Trust’s most recent Form N-Q Schedule of Investments also is at ThriventFunds.com or sec.gov. You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 800-SEC-0330.

Summary Schedule of Investments

The summary schedule of investments is designed to streamline the report and help investors better focus on a fund’s principal holdings. A complete listing of holdings for a fund in which the summary is included in the shareholder report is available free of charge by calling 800-847-4836. It is also available at ThriventFunds.com or sec.gov where it is part of form N-CSR.

Board Approval of Advisory Agreement and Subadvisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the

ADDITIONAL INFORMATION

(unaudited)

board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At its meeting on November 14-15, 2017 (the “Meeting”), the Board of Trustees (the “Board”) of the Thrivent Mutual Funds (the “Trust”), including the trustees who are not parties to the agreement or “interested persons” as defined in the 1940 Act (the “Independent Trustees”), considered and voted unanimously to renew the existing advisory agreement (the “Advisory Agreement”), as amended, between the Trust and Thrivent Asset Management, LLC (the “Adviser”) for each series of the Trust (each, a “Fund”). The Board, including the Independent Trustees, also unanimously approved the subadvisory agreements for each of the Funds (the “Subadvisory Agreements”) for which there is an investment subadviser (each a “Subadviser”).

At the Meeting, the Board, including the Independent Trustees, also considered and voted unanimously to approve an amendment to the Advisory Agreement (the “Amended Advisory Agreement”) between the Trust and the Adviser for the addition of each of Thrivent Small Cap Growth Fund and Thrivent High Income Municipal Bond Fund (each, a “New Fund”) for an initial term of two years.

The Adviser and Subadvisers are referred to, collectively, as the “Advisory Organizations.” In connection with its evaluation of the agreements with the Advisory Organizations, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:

1.	The nature, extent, and quality of the services provided by the Advisory Organizations;

2.	The performance of each Fund;

3.	The advisory fee and net operating expense ratio of each Fund compared to a peer group;

4.	The cost of services provided and profit realized by the Adviser;

5.	The extent to which economies of scale may be realized as the Funds grow;

6.	Whether fee levels reflect these economies of scale for the benefit of the Funds’ shareholders;

7.	Other benefits realized by the Adviser and its affiliates from their relationship with the Trust; and

8.	Any other factors that the Board deemed relevant to its consideration.

With respect to the New Funds, the Board also considered many of the factors listed above to the extent such factor was applicable in the context of an approval of the Amended Advisory Agreement for the New Funds. Accordingly, the Board considered:

1.	The nature, extent and quality of services the Adviser proposes to provide to the New Funds;

2.	The Adviser’s investment management personnel and their track record managing accounts with similar strategies;

3.	The proposed advisory fee and net operating expense ratio of each New Fund compared to a peer group;

4.	The extent to which economies of scale may be realized as the New Funds grow;

5.	Any other benefits anticipated to be derived by the Adviser or its affiliates from their relationships with the Trust with respect to the New Funds; and

6.	Any other factors that the Board deemed relevant to its consideration.

The Contracts Committee of the Board (consisting of all of the Independent Trustees) met on five occasions from May 23 to November 14, 2017 to consider information relevant to the renewal process. The Independent Trustees also retained the services of Management Practice Inc. (“MPI”) as an independent consultant to assist in the compilation, organization, and evaluation of relevant information. This information included Fund-by-Fund statistical comparisons of the advisory fees,

ADDITIONAL INFORMATION

(unaudited)

other fees, net operating expenses and performance of each of the Funds in comparison to a peer group of comparable funds; portfolio turnover percentages; 3-year standard deviation ratios; brokerage costs; information with respect to services provided to the Funds and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; asset and flow trends for the Funds; the cost of services and profit realized by the Adviser and its affiliates that provide services to the Funds; and information regarding the types of services furnished to the Funds.

The Board received information from the Adviser regarding the personnel providing services to the Funds, including investment management, compliance and administrative personnel. The Board also received monthly reports from the Adviser’s investment management staff with respect to the performance of the Funds. In addition to its review of the information presented to the Board during the contract renewal process, the Board also considered information obtained from management throughout the course of the year. The Board also reviewed information from MPI, including Fund-by-Fund analyses and independent assessment of information relating to the Funds and the agreements.

The Board also received information from the Adviser on three occasions from May 23 to November 14, 2017 with respect to the New Funds.

The Independent Trustees were represented by independent counsel throughout the review process and during executive sessions without management present to consider approval of the Amended Advisory Agreement for the New Funds and the reapproval of the Advisory and Subadvisory Agreements for the Funds. As noted above, the Independent Trustees were assisted throughout the process by an independent consultant, MPI. Each Independent Trustee relied on his or her own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented to them. The Contracts Committee’s and Board’s review and conclusions were based on a comprehensive consideration of all information presented to them and were not the result of any single controlling factor. In addition, each Trustee may have weighed individual factors differently. The key factors considered and the conclusions reached are described below.

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings, management presented information describing the services furnished to the Funds by the Adviser, transfer agent, administrator and, as appropriate, the Subadvisers. During these meetings, management reported on the investment management, portfolio trading and compliance services provided to the Funds. During the renewal process, the Board considered the specific services provided under the Advisory Agreement. The Board considered information relating to the investment experience and qualifications of the portfolio managers of the Adviser and Subadvisers. The Board also considered similar information with respect to the services to be provided to the New Funds pursuant to the Amended Advisory Agreement.

The Board received reports at each of its quarterly meetings from the Adviser’s Head of Equity Investments and one or more of the Head of Fixed Income Funds, the Chief Investment Strategist, and Senior Portfolio Management—Fixed Income, as supplemented by the Adviser’s Chief Investment Officer, who was also present at all of the meetings. At each quarterly meeting, the Head of Equity Investments and Head of Fixed Income Funds, and, where applicable, the Chief Investment Strategist, presented information about each of the Funds. The Adviser noted that the Head of Equity Investments and Head of Fixed Income Funds monitor the Funds’ risk profiles and that the Adviser had implemented a process to monitor market and relative risks in comparison to the Funds’ Lipper peer groups and market benchmarks. The Board also received a presentation from the Adviser’s Head of Equity Investments and Senior Portfolio Manager—Fixed Income regarding risk analysis of the Asset Allocation Funds. The Board received presentations or additional information from the Adviser regarding the Funds’ securities lending program and the Adviser’s services with respect to collateral management, and the Adviser’s equity fundamental research, emerging markets debt and Systematic Alpha teams. These reports and presentations gave the Board the opportunity to evaluate the investment teams’ abilities and the quality of services they provide to the Funds. The Adviser reviewed with the Board the services provided by the Adviser and Subadvisers and the Adviser’s oversight of the Subadvisers. The Adviser and the Trust’s Chief Compliance Officer presented information to the Board describing the portfolio compliance functions performed by the Adviser. The Independent Trustees also met in-person, including in executive session, with and received quarterly reports from the Trust’s Chief Compliance Officer. The Board noted that the CCO met regularly between quarterly meetings with the Chair of the Ethics and Compliance Committee.

ADDITIONAL INFORMATION

(unaudited)

The Board considered the depth and quality of the Adviser’s oversight of the Subadvisers. In addition, the Board noted the broad functions that the Adviser performed in support of the subadvised Funds, including, among other things, management of portfolio cash and short-term investments, subadviser expense management and payment, investment performance and compliance monitoring, and the search for and selection of Subadvisers. The Board noted that investment management staff of the Adviser and the Trust’s Chief Compliance Officer conduct in-person oversight visits of each Subadviser, follow through with additional inquiry on any questions or concerns that arise during the visit and then report the results of the visit to the Board. The Board also noted that, as part of its oversight practice, the Adviser requires the Subadvisers to respond to a variety of compliance checklists and certifications to ensure their ongoing compliance with a subadvised Fund’s policies. The Board noted that the Adviser requires the Subadvisers to complete an annual questionnaire addressing a range of compliance topics, and that the Adviser has incorporated into this process requests from the Board for additional information from the Subadvisers. The Board also noted that the Subadvisers’ responses to these additional requests were reviewed by individuals representing various functional areas of or supporting the Adviser. In addition, the Board noted that the Adviser has dedicated personnel responsible for daily monitoring of the Subadvisers’ activities pertaining to the subadvised Funds.

The Board considered the adequacy of the Advisory Organizations’ resources used to provide services to the Trust pursuant to the Advisory and Subadvisory Agreements. The Adviser reviewed with the Board the Adviser’s process for overseeing the portfolio management teams of the Funds, and explained similarities and differences for how it oversees the Adviser’s teams and the teams of the Subadvisers. In addition, the Adviser noted that its investments in technology and personnel have benefitted the Funds and discussed continued investments in these resources. The Adviser also discussed how it has continued to strengthen its compliance program. The Board viewed these actions as a positive factor in reapproving the existing Advisory Agreement, as they demonstrated the Adviser’s commitment to provide the Funds with quality service and competitive investment performance. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser and, as applicable, by the Subadvisers supported renewal of the Advisory Agreement and Subadvisory Agreements. The Board also concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services to be provided to the New Funds by the Adviser supported approval of the Amended Advisory Agreement.

Performance of the Funds

In connection with each of its regular quarterly meetings, the Board received information on the performance of each Fund, including net performance, relative performance rankings within each Fund’s Lipper peer group, Morningstar ratings, and performance as compared to benchmark index returns. At each quarterly Board meeting, the Head of Equity Investments and one or more of the Head of Fixed Income Funds, the Chief Investment Strategist, and Senior Portfolio Management—Fixed Income, reviewed with the Board the economic and market environment, risk management, and style consistency in connection with management of the Funds. The Board considered investment performance for each Fund, to the extent applicable, over the one-, two-, three-, five-, and ten-year periods. When evaluating investment performance, the Board considered longer-term performance and the trend of performance, and focused particularly upon the three-year performance record. Although the Board conducted its review on a Fund-by-Fund basis, it noted that, for the period ended June 30, 2017, the three-year average performance ranking of the Funds’ Class A shares against their Lipper categories was 40% (on a scale of 1-99%, with 1% being the best). The Board noted that, for the period ended June 30, 2017, the three-year average ranking of the Funds’ Class S shares against their Lipper categories was 34% (on a scale of 1-99%, with 1% being the best).

The Board noted that certain Funds did not fit well within a Lipper peer group because of differences between the principal investment strategies of these Funds and funds included in their respective Lipper peer group. In such cases, the Adviser provided additional information regarding these Funds’ performance compared to a customized benchmark that the Adviser believed better represented the investment strategies of such Funds. MPI assisted the Independent Trustees in connection with the evaluation of peer groups and customized benchmarks. The Board concluded that the performance of each individual Fund was either satisfactory or that the Adviser had taken appropriate actions in an effort to improve performance.

The New Funds had not commenced operations prior to the Meeting. Accordingly, the New Funds did not yet have an investment performance record. The Board considered historical performance information with respect to funds or accounts managed by the Adviser with similar investment strategies as the New Funds, as well as the Adviser’s historical performance records compared to relevant benchmarks and peer groups, when available. The Board concluded that the historical performance records to the extent available, viewed together with the other relevant factors and information considered by the Board, supported a decision to approve the Amended Advisory Agreement. The Board also concluded that it was appropriate to consider the New Funds’ investment performance in connection with future reviews of the Amended Advisory Agreement.

ADDITIONAL INFORMATION

(unaudited)

Advisory Fees and Fund Expenses

The Board reviewed information prepared by MPI comparing each Fund’s advisory fee with the advisory fee of its peer group. The Board considered both the contractual and effective advisory fees for each of the Funds. The Board noted that the majority of the Funds’ gross advisory fees were near or below the medians of their peer groups, with many in the lowest (i.e., least expensive) quartile. Although the Board conducted its review on a Fund-by-Fund basis, it noted that the average ranking of the Funds’ advisory fees for its Class A shares was 30% and the average ranking of the of the Funds’ advisory fees for its Class S shares was 32% (on a scale of 1-99%, with 1% being the lowest fee). The Board viewed favorably the Adviser’s proposal to provide fee waivers for certain Funds and considered the effect of the waivers in lowering the Funds’ expenses. On the basis of its review, the Board concluded that the advisory fees charged to the Funds for investment management services were reasonable.

The Board also reviewed information prepared by MPI comparing each Fund’s overall expense ratio with the expense ratio of its peer group. The Board conducted its review on a Fund-by-Fund basis and noted that all but five Funds (each of which is discussed below) had better total net expense ratios than their peer group medians. The Board further noted that the Funds’ Class A shares had an average ranking of 36% while the Funds’ Class S shares had an average ranking of 23% (on a scale of 1-99%, with 1% being the lowest expenses). With respect to the Thrivent Money Market Fund, the Board viewed favorably the Adviser’s willingness to institute contractual fee waivers for Class A and Class S shares and to discontinue charging the 12b-1 fee for Class A shares. With respect to Thrivent Partner Worldwide Allocation Fund, the Board viewed favorably the Adviser’s willingness to lower the advisory fees and to institute a new fee breakpoint. With respect to Thrivent Aggressive Allocation Fund and Thrivent Moderately Aggressive Allocation Fund, the Board noted that management implemented a new simplified fee structure in 2015, which had been approved by shareholders. With respect to Thrivent Partner Emerging Markets Equity Fund, Thrivent Aggressive Allocation Fund and Thrivent Moderately Aggressive Allocation Fund, the Board noted that the total net expense ratios were within a range of 3-6 basis points of their peer group medians.

The Board considered the proposed advisory fees to be paid under the Amended Advisory Agreement and the anticipated net expense ratio and evaluated the reasonableness of those fees and expenses compared to peer group medians and averages. The Board also considered the proposed breakpoint schedules in the advisory fee rates of the New Funds. In addition, the Board received and considered estimates of the New Funds’ projected asset levels. Although the Board recognized that the Adviser’s proposed advisory fees and anticipated net operating expenses of the New Funds and those of identified peer funds are imprecise, the Board found that the information supported its consideration and approval of the proposed advisory fees and evaluation of the anticipated net operating expenses.

Cost of Services and Profitability

The Board considered the Adviser’s estimates of its profitability, which included allocations by the Adviser of its costs in providing advisory services to the Funds. The internal audit department (i.e., Business Risk Management) of the Adviser conducted a review of such allocations and a department representative reported to the Board his views regarding the reasonableness and consistency of these allocations. The Board considered the profitability of the Adviser both overall and on a Fund-by-Fund basis. The Board also considered the expense reimbursements and waivers in effect. Based on its review of the data prepared by MPI and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreement were not excessive in light of the nature, extent and quality of services provided to the Funds.

With respect to fees paid to Subadvisers under the Subadvisory Agreements, the Board did not consider profitability information with respect to the Subadvisers, which are not affiliated with the Adviser. The Board considered that those contracts had been negotiated on an arm’s-length basis between the Adviser and each Subadviser, and that each Subadviser’s separate profitability from its relationship with the Funds was not a material factor in determining whether to renew the Subadvisory Agreements.

With respect to the New Funds, the Board considered that the Adviser would bear all costs to launch the New Funds. The Board did not consider the Adviser’s anticipated profitability with regard to the New Funds. The Board determined that it would have opportunity to consider profitability information in connection with future reviews of the Amended Advisory Agreement.

ADDITIONAL INFORMATION

(unaudited)

Economies of Scale and Breakpoints

The Board considered information regarding the extent to which economies of scale may be realized as a Fund’s assets increase and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Adviser explained its general goal with respect to the employment of fee waivers, expense reimbursements and breakpoints. The Board considered information provided by the Adviser related to advisory fees, breakpoints in the advisory fee rates and fee waivers provided by the Adviser. The Board also considered management’s view that it is difficult to generalize as to whether, or to what extent, economies in the advisory function may be realized as a Fund’s assets increase. The Board noted that expected economies of scale, where they exist, may be shared through the use of fee breakpoints, fee waivers and expense limitations by the Adviser, and/or a lower overall fee.

The New Funds had not commenced operations prior to the Meeting. As a result, no specific information was available concerning the possible effect that asset growth and economies of scale have on a New Fund’s expenses. Accordingly, the Board considered the extent to which economies of scale may be shared as assets grow based on proposed advisory fee breakpoints that are designed to appropriately reduce fees as assets increase. The Board concluded that it was appropriate to consider potential economies of scale in connection with future reviews of the Amended Advisory Agreement, and the Board was satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

Other Benefits to the Adviser, Subadvisers and their Affiliates

The Board considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationship with the Trust, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an enhanced reputation as an investment adviser which may help in attracting other clients and investment personnel, the engagement of affiliates as service providers to the Funds, and fees collected by affiliates for services provided to Fund shareholders. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other mutual fund advisers. The Board also considered the research received by the Adviser generated from commission dollars spent on the Funds’ portfolio trading.

In addition, the Board considered the potential benefits, other than subadvisory fees, that the Subadvisers and their affiliates may receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Board concluded that benefits that may accrue to the Subadvisers and their affiliates are consistent with those expected for a subadviser to a mutual fund such as the applicable Fund.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Subadvisory Agreements, and the Board, including all of the Independent Trustees voting separately, approved each of the agreements. The Board, including the Independent Trustees voting separately, approved the Amended Advisory Agreement with respect to the New Funds for an initial term of two years.

BOARD OF TRUSTEES AND OFFICERS

The following table provides information about the Trustees and Officers of the Trust. The Board is responsible for the management and supervision of the Funds’ business affairs and for exercising all powers except those reserved to the shareholders. Each Trustee overseas each of 23 series of the Trust and also serves as:

•

Director of Thrivent Series Fund, Inc., a registered investment company consisting of 29 funds that serve as underlying funds for variable contracts issued by Thrivent Financial and Thrivent Life Insurance Company.

•

Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one fund that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

•	Trustee of Thrivent Core Funds, a registered investment company consisting of three funds that only offer shares to the Trust, Thrivent Mutual Funds and other Thrivent entities.

The Trust, Thrivent Series Fund, Inc., Thrivent Cash Management Trust, and Thrivent Core Funds are collectively referred to as the “Fund Complex.” The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 800-847-4836.

Interested Trustee (1)(2)(3)(4)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Russell W. Swansen (1957) 2009	Retired; Chief Investment Officer, Thrivent Financial from 2003 to 2017. Currently, Director of Twin Bridge Capital Partners, Invenshure LLC, and Intellectual Takeout; Director of Children’s Cancer Research Fund until 2017.

David S. Royal (1971) 2015	Chief Investment Officer, Thrivent Financial since 2017; VP, President, Mutual Funds, Thrivent Financial from 2015 to 2017; Vice President and Deputy General Counsel from 2006 to 2015. Currently, Fairview Hospital Foundation, Children’s Cancer Research Foundation, and Twin Bridge Capital Partners.
Independent Trustees (2)(3)(4)(5)
Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Janice B. Case (1952) 2011	Retired. Independent Trustee of North American Electric Reliability Corporation (the electric reliability organization (“ERD”) for North America) since 2008.

Robert J. Chersi (1961) 2017	Founder of Chersi Services LLC (consulting firm) since 2012; Executive Director of Center for Global Governance, Reporting & Regulation and Adjunct Professor of Finance and Economics at Pace University since 2013; Helpful Executive in Research (counseling) in the Department of Accounting & Information Systems at Rutgers University since 2013. Director and Chairman of the Audit Committee of Old Mutual Asset Management PLC since 2016; Advisory Board member of the Pace University Lubin School of Business.

Richard A. Hauser (1943) 2004	Retired; Member, PowerHaus Advisors LLC since 2016; Vice President and Assistant General Counsel, The Boeing Company from 2007 to 2016.

Marc S. Joseph (1960) 2011	Managing Director of Granite Ridge LLP (consulting and advisory firm) since 2009; Managing Director of Triangle Crest (private investing and consulting firm) since 2004.

Paul R. Laubscher (1956) 2009	Portfolio Manager for U.S. private real estate portfolios of IBM Retirement Funds.

James A. Nussle (1960) 2011	President and Chief Executive Officer of Credit Union National Association since September 2014; President and Chief Operating Officer of Growth Energy (trade association) from 2010 through August 2014; Advisory Board member of AVISTA Capital Partners (private equity firm) from 2010 to 2015; CEO of The Nussle Group LLC (consulting firm) since 2009. Advisory Board member of AVISTA Capital Partners and Director of Portfolio Recovery Associates (PRAA) since 2010.

Verne O. Sedlacek (1954) 2017	Chief Executive Officer of E&F Advisors LLC (consulting) since 2015; President & Chief Executive Officer of the Commonfund from 2003 to 2015. Director of Association of Governing Boards of Universities and Collleges since 2007; Trustee of Valparaiso University since 2015; Trustee of Museum of American Finance since 2015; Chairman of the Board of Directors of AGB Institutional Strategies since 2016.

Constance L. Souders (1950) 2007	Retired.

BOARD OF TRUSTEES AND OFFICERS

Executive Officers (2)(4)

Name (Year of Birth) Position Held With Trust	Principal Occupation(s) During the Past Five Years

David S. Royal (1971) Trustee, President and Chief Investment Officer	Chief Investment Officer, Thrivent Financial since 2017; VP, President, Mutual Funds, Thrivent Financial from 2015 to 2017; Vice President and Deputy General Counsel from 2006 to 2015.

Gerard V. Vaillancourt (1967) Treasurer and Principal Accounting Officer	Vice President, Mutual Fund Accounting since 2006.

Michael W. Kremenak (1978) Secretary and Chief Legal Officer	Vice President, Thrivent Financial since 2015; Senior Counsel, Thrivent Financial from 2013 to 2015; Vice President and Assistant General Counsel at Nuveen Investments from 2011 to 2013.

Ted S. Dryden (1965) Chief Compliance Officer	Chief Compliance Officer - Director, Compliance, Thrivent Financial since 2014; Chief Compliance Officer - Mutual Funds and Investment Adviser, Thrivent Financial from 2010 to 2013.

Janice M. Guimond (1964) Vice President	Vice President, Investment Operations, Thrivent Financial since 2004.

Kathleen M. Koelling (1977) Privacy and Identity Theft and Anti-Money Laundering Officer (6)	Privacy and Identity Theft and Anti-Money Laundering Officer, Thrivent Financial since 2011; Vice President, Managing Counsel, Thrivent Financial since March 2016; Senior Counsel, Thrivent Financial from 2002 to 2016.

Kathryn A. Stelter (1962) Vice President	Vice President, Mutual Funds Chief Operations Officer, Thrivent Financial since 2017; Director, Mutual Fund Operations, Thrivent Financial from 2014 to 2017; Director, Mutual Fund Operations at Hartford Funds from 2006 to 2014.

Troy A. Beaver (1967) Vice President	Vice President, Mutual Funds Marketing & Distribution, Thrivent Financial since 2015; Vice President, Marketing, American Century Investments from 2006 to 2015.

James M. Odland (1955) Assistant Secretary	Vice President, Managing Counsel, Thrivent Financial since 2005.

Jill M. Forte (1974) Assistant Secretary	Senior Counsel, Thrivent Financial since 2017; Counsel, Thrivent Financial from 2015 to 2017; Associate Counsel, Ameriprise Financial, Inc. from 2013 to 2015; Manager -Legal Affairs, Ameriprise Financial, Inc. from 2010 to 2013.

Sarah L. Bergstrom (1977) Assistant Treasurer	Head of Mutual Fund Accounting, Thrivent Financial since 2017; Director, Fund Accounting Administration, Thrivent Financial from 2007 to 2017.

(1)	“Interested person” of the Trust as defined in the 1940 Act by virtue of a position with Thrivent Financial. Mr. Royal is considered an interested person because of his principal occupation with Thrivent Financial. Mr. Swansen is considered an interested person because of his past occupation with Thrivent Financial.
(2)	Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Officers serve at the discretion of the Board until their successors are duly appointed and qualified.
(3)	Each Trustee oversees 56 portfolios.
(4)	The address for each Trustee and Officer unless otherwise noted is 625 Fourth Avenue South, Minneapolis, MN 55415.
(5)	The Trustees other than Mr. Swansen and Mr. Royal are not “interested persons” of the Trust and are referred to as “Independent Trustees.”
(6)	The address for this Officer is 4321 North Ballard Road, Appleton, WI 54913.

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4321 North Ballard Road, Appleton, WI 54919-0001 We’re listening to you! In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This process is known as householding. This consolidation helps reduce printing and postage costs, thereby saving money. If you purchased shares of Thrivent Mutual Funds through Thrivent Financial or online at ThriventFunds.com If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836. If you wish to revoke householding in the future, you may write to us at 4321 North Ballard Road, Appleton, WI, 54919-0001, or by calling us at 800-847-4836. We will begin to mail separate regulatory mailings within 30 days of receiving your request. This report is also available by visiting ThriventFunds.com If you purchased shares of Thrivent Mutual Funds from a firm other than Thrivent If you wish to receive an additional copy of this report or wish to revoke householding in the future, please contact your financial advisor. This report is also available by visiting ThriventFunds.com Securities offered through Thrivent Distributors, LLC, 625 Fourth Ave. S., Minneapolis, MN 55415, a FINRA member and a wholly owned subsidiary of Thrivent Financial, the marketing name for Thrivent Financial for Lutherans, Appleton, WI. 24042AR R2-18

Item 2.	Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that Robert J. Chersi, an independent trustee, is the Audit Committee Financial Expert.

Item 4.	Principal Accountant Fees and Services

(a) through (d)

Thrivent Growth and Income Plus Fund and Thrivent Diversified Income Plus Fund (each a “Fund” and collectively, the “Funds”) are each a series of Thrivent Mutual Funds, a Massachusetts business trust (the “Trust”). The Trust, as of the date of filing this Form N-CSR, contains a total of 21series (the “Series”), including the Funds. This Form N-CSR relates to the annual report of each Fund.

The following table presents the aggregate fees billed to the Funds for the respective fiscal years ended December 31, 2016 and December 31, 2017 by the Funds’ independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	12/31/2016	12/31/2017
Audit Fees	$23,478	$49,604
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,821	$16,794
All Other Fees(3)	$0	$0

Total	$35,299	$66,398

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The following table presents the aggregate fees billed to all Series of the Trust (other than the Funds) with fiscal years ending on October 31 for the fiscal years ended October 31, 2016 and October 31, 2017 by PwC for professional services rendered for the audit of the annual financial statements of the applicable Series and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	10/31/2016	10/31/2017
Audit Fees	$398,264	$421,705
Audit-Related Fees(1)	$16,000	$1,000
Tax Fees(2)	$104,949	$181,489
All Other Fees(3)	$12,629	$3,600

Total	$531,842	$607,794

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services. The 2016 payments included payments for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards and other tax related work. The 2017 payments included payments for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards. These figures are also reported in response to Item 4(g) below.

(e)	Registrant’s audit committee charter, adopted in February 2010, provides that the audit committee (comprised of the independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)	Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended December 31, 2017 was for work performed by persons other than full-time permanent employees of PwC.

(g)	The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years set forth below are disclosed in the table below. The disclosed payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards.

Fiscal Year Ended	10/31/2016	12/31/2016	10/31/2017	12/31/2017
Registrant(1)	$0	$0	$0	$0
Adviser	$12,629	$0	$3,600	$3,600

(h)	Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Investments

(a) Registrant’s Schedule of Investments/Summary Schedule of Investments is included in the report to shareholders filed under Item 1. Where the registrant included a Summary Schedule of Investments in the report to shareholders filed under Item 1, the registrant has filed a Schedule of Investments under this item.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the Thrivent Mutual Funds and Shareholders of the Thrivent Diversified Income Plus Fund, Thrivent Growth and Income Plus Fund, and Thrivent Multidimensional Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of the Thrivent Diversified Income Plus Fund, Thrivent Growth and Income Plus Fund, and Thrivent Multidimensional Income Fund (three of the funds constituting the Thrivent Mutual Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017 and for Thrivent Multidimensional Income Fund for the period February 28, 2017 (commencement of operations) through December 31, 2017 and the statements of changes in net assets for each of the two years in the period ended December 31, 2017 and for Thrivent Multidimensional Income Fund for the period February 28, 2017 (commencement of operations) through December 31, 2017, including the related notes, and each of the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of operations for the year then ended and for Thrivent Multidimensional Income Fund for the period February 28, 2017 (commencement of operations) through December 31, 2017, the changes in net assets for each of the two years in the period ended December 31, 2017 and for Thrivent Multidimensional Income Fund for the period February 28, 2017 (commencement of operations) through December 31, 2017 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence

PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402

T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

with the custodian, agent banks, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

February 20, 2018

We have served as the auditor of one or more investment companies in Thrivent Financial for Lutherans investment companies since at least 1987. We have not determined the specific year we began serving as auditor.

2

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (12.8%)[a]	Value
Basic Materials (1.0%)
	Arch Coal, Inc., Term Loan
$716,391	4.819%, (LIBOR 1M + 3.250%), 3/7/2024[b]	$721,047
	Big River Steel, LLC, Term Loan
738,150	6.693%, (LIBOR 3M + 5.000%), 8/15/2023[b,c]	743,686
	Chemours Company, Term Loan
680,133	4.070%, (LIBOR 1M + 2.500%), 5/12/2022[b]	684,948
	CONSOL Mining Corporation, Term Loan
720,000	7.470%, (LIBOR 3M + 6.000%), 10/30/2022[b]	727,798
	Contura Energy, Inc., Term Loan
1,267,425	6.630%, (LIBOR 2M + 5.000%), 3/17/2024[b]	1,248,414
	Ineos Finance, LLC, Term Loan
2,295,000	3.569%, (LIBOR 1M + 2.000%), 3/31/2024[b]	2,295,000
	Peabody Energy Corporation, Term Loan
798,214	5.069%, (LIBOR 1M + 3.500%), 3/31/2022[b]	808,439
	Tronox Finance, LLC, Term Loan
1,147,674	4.693%, (LIBOR 3M + 3.000%), 9/14/2024[b]	1,154,228
497,326	4.693%, (LIBOR 3M + 3.000%), 9/14/2024[b]	500,165

	Total	8,883,725

Capital Goods (0.7%)
	Advanced Disposal Services, Inc., Term Loan
403,963	3.739%, (LIBOR 1W + 2.250%), 11/10/2023[b]	404,686
	Berry Plastics Corporation, Term Loan
462,669	3.682%, (LIBOR 1M + 2.250%), 1/19/2024[b]	464,404
	Cortes NP Intermediate Holding II Corporation, Term Loan
1,913,229	5.350%, (LIBOR 1M + 4.000%), 11/30/2023[b]	1,910,034
	Navistar, Inc., Term Loan
1,345,000	4.900%, (LIBOR 1M + 3.500%), 11/3/2024[b]	1,348,779
	Reynolds Group Holdings, Inc., Term Loan
602,390	4.319%, (LIBOR 1M + 2.750%), 2/5/2023[b]	604,890
	Sterigenics-Nordion Holdings, LLC, Term Loan
1,100,683	4.569%, (LIBOR 1M + 3.000%), 5/15/2022[b]	1,099,769

	Total	5,832,562

Communications Services (4.0%)
	Altice Financing SA, Term Loan
651,725	4.109%, (LIBOR 3M + 2.750%), 7/15/2025[b]	637,524
	Altice US Finance I Corporation, Term Loan
815,900	3.819%, (LIBOR 1M + 2.250%), 7/14/2025[b]	811,992
	Atlantic Broadband Penn, LLC, Term Loan
683,574	3.850%, (LIBOR 1M + 2.500%), 11/30/2019[b]	683,007
	Cengage Learning Acquisitions, Term Loan
1,596,164	5.710%, (LIBOR 1M + 4.250%), 6/7/2023[b]	1,520,346
	CenturyLink, Inc., Term Loan
1,530,000	4.319%, (LIBOR 1M + 2.750%), 1/31/2025[b]	1,474,063
	Charter Communications Operating, LLC, Term Loan
1,345,000	0.000%, (LIBOR 1M + 2.000%), 4/13/2025[b,d,e]	1,345,484
	Coral-US Co-Borrower, LLC, Term Loan
3,111,000	5.069%, (LIBOR 1M + 3.500%), 11/19/2024[b]	3,112,462
	CSC Holdings, LLC, Term Loan
1,089,525	3.741%, (LIBOR 1M + 2.250%), 7/17/2025[b]	1,084,415
	Frontier Communications Corporation, Term Loan
1,363,150	5.320%, (LIBOR 1M + 3.750%), 6/1/2024[b]	1,305,216
	Gray Television, Inc., Term Loan
643,500	3.611%, (LIBOR 1M + 2.250%), 2/7/2024[b]	646,717
	Hargray Merger Subsidiary Corporation, Term Loan
831,598	4.569%, (LIBOR 1M + 3.000%), 3/24/2024[b]	832,845
	IMG Worldwide, Inc., Term Loan
400,000	8.630%, (LIBOR 3M + 7.250%), 5/6/2022[b,c]	400,000
	Intelsat Jackson Holdings SA, Term Loan
1,080,000	5.212%, (LIBOR 2M + 3.750%), 11/27/2023[b,d,e]	1,056,467
	Level 3 Financing, Inc., Term Loan
2,045,000	3.696%, (LIBOR 3M + 2.250%), 2/22/2024[b]	2,045,000
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
1,640,000	4.859%, (LIBOR 3M + 3.500%), 1/7/2022[b]	1,586,700
325,000	8.109%, (LIBOR 3M + 3.750%), 7/7/2023[b,c]	295,750
	McGraw-Hill Global Education Holdings, LLC, Term Loan
1,344,525	5.569%, (LIBOR 1M + 4.000%), 5/4/2022[b]	1,340,048
	Mediacom Illinois, LLC, Term Loan
585,575	3.740%, (LIBOR 1W + 2.250%), 2/15/2024[b]	587,408
	NEP/NCP Holdco, Inc., Term Loan
1,622,643	4.819%, (LIBOR 1M + 3.250%), 7/21/2022[b]	1,624,671

The accompanying Notes to Financial Statements are an integral part of this schedule.

1

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (12.8%)[a]	Value
Communications Services (4.0%) - continued
	New LightSquared, Term Loan
$371,927	20.531%,PIK 9.817%, (LIBOR 3M + 8.750%), 12/7/2020[b,f]	$344,497
	Raycom TV Broadcasting, LLC, Term Loan
1,022,438	4.319%, (LIBOR 1M + 2.750%), 8/18/2024[b]	1,030,106
	SBA Senior Finance II, LLC, Term Loan
1,061,500	3.820%, (LIBOR 1M + 2.250%), 3/24/2021[b]	1,063,857
107,250	3.820%, (LIBOR 1M + 2.250%), 6/10/2022[b]	107,473
	SFR Group SA, Term Loan
592,025	4.130%, (LIBOR 3M + 2.750%), 6/22/2025[b]	564,496
	Sinclair Television Group, Inc., Term Loan
2,335,000	0.000%, (LIBOR 3M + 2.500%), 12/12/2024[b,d,e]	2,330,634
	Sprint Communications, Inc., Term Loan
2,431,625	4.125%, (LIBOR 1M + 2.500%), 2/2/2024[b]	2,429,801
	TNS, Inc., Term Loan
1,007,304	5.432%, (LIBOR 2M + 4.000%), 8/14/2022[b]	1,008,352
	Unitymedia Finance, LLC, Term Loan
630,000	0.000%, (LIBOR 3M + 2.250%), 1/20/2026[b,d,e]	628,249
	Univision Communications, Inc., Term Loan
1,395,484	4.319%, (LIBOR 1M + 2.750%), 3/15/2024[b]	1,390,055
	WideOpenWest Finance, LLC, Term Loan
1,020,442	4.751%, (LIBOR 1M + 3.250%), 8/6/2023[b]	1,009,922

	Total	34,297,557

Consumer Cyclical (1.6%)
	Amaya Holdings BV, Term Loan
1,783,217	5.193%, (LIBOR 3M + 3.500%), 8/1/2021[b]	1,792,133
	Boyd Gaming Corporation, Term Loan
508,904	3.975%, (LIBOR 1W + 2.500%), 9/15/2023[b]	511,448
	Ceridian HCM Holding, Inc., Term Loan
408,150	5.052%, (LIBOR 1M + 3.500%), 9/15/2020[b]	408,999
	Eldorado Resorts, Inc., Term Loan
369,503	3.769%, (LIBOR 1M + 2.250%), 4/17/2024[b]	369,503
	Four Seasons Hotels, Ltd., Term Loan
689,774	4.069%, (LIBOR 1M + 2.500%), 11/30/2023[b]	693,334
	Golden Entertainment, Inc., Term Loan
1,865,000	4.510%, (LIBOR 1M + 3.000%), 8/15/2024[b]	1,866,548
290,000	8.510%, (LIBOR 1M + 7.000%), 8/15/2025[b]	291,812
	Golden Nugget, Inc., Term Loan
1,487,463	4.770%, (LIBOR 1M + 3.250%), 10/4/2023[b]	1,497,697
	Michaels Stores, Inc., Term Loan
902,145	4.288%, (LIBOR 1M + 2.750%), 1/28/2023[b]	901,820
	Mohegan Tribal Gaming Authority, Term Loan
1,579,782	5.618%, (LIBOR 1M + 4.000%), 10/13/2023[b]	1,591,883
	Scientific Games International, Inc., Term Loan
2,947,613	4.704%, (LIBOR 2M + 3.250%), 8/14/2024[b]	2,969,720
	Seminole Hard Rock Entertainment, Inc., Term Loan
1,143,826	4.443%, (LIBOR 3M + 2.750%), 5/14/2020[b]	1,149,546

	Total	14,044,443

Consumer Non-Cyclical (2.0%)
	Air Medical Group Holdings, Inc., Term Loan
2,781,460	5.675%, (LIBOR 1M + 4.000%), 4/28/2022[b]	2,779,374
290,000	0.000%, (LIBOR 1M + 4.000%), 9/26/2024[b,d,e]	290,545
	Albertson’s, LLC, Term Loan
1,361,579	4.319%, (LIBOR 1M + 2.750%), 8/25/2021[b,d,e]	1,333,258
1,250,757	4.462%, (LIBOR 3M + 3.000%), 6/22/2023[b]	1,223,653
	Burlington Coat Factory Warehouse Corporation, Term Loan
1,266,825	4.000%, (LIBOR 1M + 2.500%), 11/9/2024[b]	1,267,623
	CHS/Community Health Systems, Inc., Term Loan
146,381	4.229%, (LIBOR 3M + 2.750%), 12/31/2019[b]	141,574
1,088,856	4.479%, (LIBOR 3M + 3.000%), 1/27/2021[b]	1,037,658
	Endo Luxembourg Finance Company I SARL., Term Loan
895,500	5.875%, (LIBOR 1M + 4.250%), 4/27/2024[b]	899,978
	Grifols Worldwide Operations USA, Inc., Term Loan
1,007,388	3.739%, (LIBOR 1W + 2.250%), 1/23/2025[b]	1,008,919
	JBS USA LUX SA, Term Loan
2,044,550	4.100%, (LIBOR 3M + 2.500%), 10/30/2022[b]	2,007,237
	Libbey Glass, Inc., Term Loan
496,047	4.432%, (LIBOR 1M + 3.000%), 4/9/2021[b]	475,585
	MPH Acquisition Holdings, LLC, Term Loan
1,081,074	4.693%, (LIBOR 3M + 3.000%), 6/7/2023[b]	1,082,577
	Ortho-Clinical Diagnostics, Inc., Term Loan
1,462,247	5.443%, (LIBOR 3M + 3.750%), 6/30/2021[b]	1,464,484

The accompanying Notes to Financial Statements are an integral part of this schedule.

2

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (12.8%)[a]	Value
Consumer Non-Cyclical (2.0%) - continued
	Revlon Consumer Products Corporation, Term Loan
$741,039	5.069%, (LIBOR 1M + 3.500%), 9/7/2023[b]	$548,598
	Valeant Pharmaceuticals International, Inc., Term Loan
2,105,578	4.940%, (LIBOR 3M + 3.500%), 4/1/2022[b,d,e]	2,134,046

	Total	17,695,109

Energy (0.8%)
	Calpine Corporation, Term Loan
1,075,000	0.000%, (LIBOR 3M + 2.500%), 1/15/2024[b,d,e]	1,072,882
	Houston Fuel Oil Terminal, LLC, Term Loan
1,397,215	5.190%, (LIBOR 3M + 3.500%), 8/19/2021[b]	1,409,440
	MEG Energy Corporation, Term Loan
655,050	5.200%, (LIBOR 3M + 3.500%), 12/31/2023[b]	655,233
	MRC Global US, Inc., Term Loan
530,000	5.069%, (LIBOR 1M + 3.500%), 9/15/2024[b]	534,309
	Pacific Drilling SA, Term Loan
861,750	0.000%, (LIBOR 3M + 3.500%), 6/3/2018[b,g,h]	342,115
	Radiate Holdco, LLC, Term Loan
2,805,000	0.000%, (LIBOR 3M + 3.000%), 2/1/2024[b,d,e]	2,781,466

	Total	6,795,445

Financials (0.9%)
	ASP AMC Merger Sub, Inc., Term Loan
1,927,542	5.193%, (LIBOR 3M + 3.500%), 4/13/2024[b]	1,923,321
	Avolon TLB Borrower 1 US, LLC, Term Loan
1,572,100	3.751%, (LIBOR 1M + 2.250%), 4/3/2022[b]	1,559,476
	Colorado Buyer, Inc., Term Loan
283,575	4.380%, (LIBOR 3M + 3.000%), 5/1/2024[b]	285,171
175,000	8.630%, (LIBOR 3M + 7.250%), 5/1/2025[b]	176,531
	Delos Finance SARL, Term Loan
640,000	3.693%, (LIBOR 3M + 2.000%), 10/6/2023[b]	644,570
	Digicel International Finance, Ltd., Term Loan
583,537	5.310%, (LIBOR 3M + 3.750%), 5/10/2024[b]	585,726
	DJO Finance, LLC, Term Loan
537,625	4.701%, (LIBOR 3M + 3.250%), 6/7/2020[b]	529,657
	Gartner, Inc., Term Loan
263,012	3.569%, (LIBOR 1M + 2.000%), 4/5/2024[b]	263,670
	MoneyGram International, Inc., Term Loan
1,125,113	4.943%, (LIBOR 3M + 3.250%), 3/28/2020[b]	1,122,649
	TransUnion, LLC, Term Loan
1,112,213	3.569%, (LIBOR 1M + 2.000%), 4/9/2023[b]	1,115,972

	Total	8,206,743

Technology (1.1%)
	First Data Corporation, Term Loan
2,805,000	3.802%, (LIBOR 1M + 2.250%), 4/26/2024[b]	2,805,505
	Harland Clarke Holdings Corporation, Term Loan
1,614,286	6.443%, (LIBOR 3M + 4.750%), 10/31/2023[b]	1,619,661
	Micron Technology, Inc., Term Loan
688,253	3.390%, (LIBOR 3M + 2.000%), 4/26/2022[b]	694,055
	Rackspace Hosting, Inc., Term Loan
1,293,500	4.385%, (LIBOR 3M + 3.000%), 11/3/2023[b]	1,292,064
	Syniverse Holdings, Inc., Term Loan
920,000	4.569%, (LIBOR 1M + 3.000%), 4/23/2019[b]	903,137
	Western Digital Corporation, Term Loan
2,079,787	3.569%, (LIBOR 1M + 2.000%), 4/29/2023[b]	2,086,547

	Total	9,400,969

Transportation (0.4%)
	Arctic LNG Carriers, Ltd., Term Loan
2,174,075	6.069%, (LIBOR 1M + 4.500%), 5/18/2023[b]	2,189,033
	OSG Bulk Ships, Inc., Term Loan
317,041	5.650%, (LIBOR 3M + 4.250%), 8/5/2019[b,c]	305,152
	XPO Logistics, Inc., Term Loan
1,030,000	3.599%, (LIBOR 3M + 2.250%), 10/30/2021[b]	1,035,459

	Total	3,529,644

Utilities (0.3%)
	EnergySolutions, LLC, Term Loan
510,757	6.450%, (LIBOR 3M + 4.750%), 5/29/2020[b,c]	515,865
	HD Supply Waterworks, Term Loan
855,000	4.455%, (LIBOR 6M + 3.000%), 7/21/2024[b]	860,882
	Intergen NV, Term Loan
633,639	6.070%, (LIBOR 3M + 4.500%), 6/13/2020[b]	633,373

The accompanying Notes to Financial Statements are an integral part of this schedule.

3

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (12.8%)[a]	Value
Utilities (0.3%) - continued
	Talen Energy Supply, LLC, Term Loan
$704,315	5.569%, (LIBOR 1M + 4.000%), 7/6/2023[b]	$708,569

	Total	2,718,689

	Total Bank Loans (cost $111,970,505)	111,404,886

Principal Amount	Long-Term Fixed Income (46.8%)
Asset-Backed Securities (4.1%)
	ALM XI Ltd.
1,475,000	4.603%, (LIBOR 3M + 3.250%), 10/17/2026, Ser. 2014-11A, Class CR*,b	1,481,986
	Apidos CLO XVIII
900,000	4.613%, (LIBOR 3M + 3.250%), 7/22/2026, Ser. 2014-18A, Class CR*,b	902,475
	Asset Backed Securities Corporation Home Equity Loan Trust
753,491	1.692%, (LIBOR 1M + 0.140%), 7/25/2036, Ser. 2006-HE5, Class A4[b]	737,355
139,236	1.712%, (LIBOR 1M + 0.160%), 11/25/2036, Ser. 2006-HE6, Class A4[b]	136,853
	BlueMountain CLO, Ltd.
1,950,000	4.559%, (LIBOR 3M + 3.200%), 10/15/2026, Ser. 2014-3A, Class CR*,b	1,959,179
	CLUB Credit Trust
1,125,000	3.170%, 4/17/2023, Ser. 2017-NP1, Class B*	1,126,730
	Foundation Finance Trust
1,650,000	3.300%, 7/15/2033, Ser. 2017-A, Class A3*	1,647,909
	GSAA Home Equity Trust
1,541,184	1.822%, (LIBOR 1M + 0.270%), 7/25/2037, Ser. 2007-7, Class A4[b]	1,466,423
	J.P. Morgan Mortgage Acquisition Trust
1,838,339	4.410%, 3/25/2047, Ser. 2007-HE1, Class AF4[i]	1,347,576
	Lehman XS Trust
1,539,803	5.440%, 8/25/2035, Ser. 2005-2, Class 2A3Bi	1,338,010
	Lendmark Funding Trust
2,050,000	2.830%, 12/22/2025, Ser. 2017-1A, Class Aj	2,044,889
	Madison Park Funding XIV, Ltd.
1,950,000	4.613%, (LIBOR 3M + 3.250%), 7/20/2026, Ser. 2014-14A, Class DR*,b	1,952,890
	Mariner Finance Issuance Trust
1,400,000	3.620%, 2/20/2029, Ser. 2017-AA, Class A*	1,407,652
	Merrill Lynch Mortgage Investors Trust
1,314,657	3.164%, 6/25/2035, Ser. 2005-A5, Class M1[b]	1,165,082
	Murray Hill Marketplace Trust
31,008	4.190%, 11/25/2022, Ser. 2016-LC1, Class A*	31,053
	NRZ Advance Receivables Trust Advance Receivables Backed
1,000,000	2.751%, 6/15/2049, Ser. 2016-T1, Class AT1*	989,342
	Oak Hill Advisors Residential Loan Trust
1,594,534	3.000%, 6/25/2057, Ser. 2017-NPL1, Class A1*,i	1,592,155
	Octagon Investment Partners XX, Ltd.
1,350,000	4.963%, (LIBOR 3M + 3.550%), 8/12/2026, Ser. 2014-1A, Class DR*,b	1,357,058
	Preston Ridge Partners Mortgage Trust, LLC
996,280	4.250%, 1/25/2022, Ser. 2017-1A, Class A1*,i	996,831
	Pretium Mortgage Credit Partners, LLC
1,702,666	3.250%, 3/28/2057, Ser. 2017-NPL2, Class A1[i,j]	1,704,076
	Renaissance Home Equity Loan Trust
521,593	5.746%, 5/25/2036, Ser. 2006-1, Class AF6[i]	382,008
1,340,340	5.797%, 8/25/2036, Ser. 2006-2, Class AF3[i]	862,859
	SoFi Consumer Loan Program, LLC
1,125,681	3.050%, 12/26/2025, Ser. 2016-3, Class Aj	1,131,442
382,214	3.280%, 1/26/2026, Ser. 2017-1, Class Aj	386,018
	Upstart Securitization Trust
2,000,000	2.508%, 3/20/2025, Ser. 2107-INV1, Class Aj	1,998,184
	Vericrest Opportunity Loan Transferee
1,217,450	3.250%, 4/25/2059, Ser. 2017-NPL7, Class A1[i,j]	1,219,539
811,819	3.500%, 6/26/2045, Ser. 2015-NPL8, Class A1[i,j]	812,436
776,200	3.500%, 2/25/2047, Ser. 2017-NPL1, Class A1[i,j]	777,258
965,953	3.375%, 4/25/2047, Ser. 2017-NPL4, Class A1[i,j]	969,760
	Voya CLO 4, Ltd.
1,650,000	4.359%, (LIBOR 3M + 3.000%), 10/14/2026, Ser. 2014-4A, Class CR*,b	1,653,534

	Total	35,578,562

Basic Materials (1.4%)
	Alcoa Nederland Holding BV
925,000	6.750%, 9/30/2024[j]	1,008,250
	Anglo American Capital plc
284,000	4.125%, 9/27/2022[j]	293,522
1,200,000	4.750%, 4/10/2027[j]	1,255,600
	ArcelorMittal SA
1,080,000	6.000%, 3/1/2021	1,166,400
	BWAY Holding Company
960,000	5.500%, 4/15/2024[j]	998,400

The accompanying Notes to Financial Statements are an integral part of this schedule.

4

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (46.8%)	Value
Basic Materials (1.4%) - continued
	CF Industries, Inc.
$1,070,000	3.450%, 6/1/2023	$1,055,287
	Dow Chemical Company
106,000	8.550%, 5/15/2019	114,807
	EI du Pont de Nemours & Company
284,000	2.200%, 5/1/2020	283,732
	First Quantum Minerals, Ltd.
770,000	7.000%, 2/15/2021[j]	798,875
	FMG Resources Property, Ltd.
1,020,000	5.125%, 5/15/2024[j]	1,032,750
	Kinross Gold Corporation
142,000	5.125%, 9/1/2021	148,035
	LyondellBasell Industries NV
110,000	5.000%, 4/15/2019	112,933
	Packaging Corporation of America
211,000	2.450%, 12/15/2020	211,281
	Peabody Securities Finance Corporation
945,000	6.375%, 3/31/2025[j]	982,800
	Platform Specialty Products Corporation
660,000	5.875%, 12/1/2025[j]	655,050
	RPM International, Inc., Convertible
115,000	2.250%, 12/15/2020	132,753
	Sherwin-Williams Company
283,000	2.250%, 5/15/2020	282,035
	Trinseo Materials Operating SCA
1,010,000	5.375%, 9/1/2025[j]	1,045,350
	Vale Overseas, Ltd.
245,000	5.875%, 6/10/2021	266,805
	Xstrata Finance Canada, Ltd.
213,000	4.950%, 11/15/2021[j]	227,276

	Total	12,071,941

Capital Goods (1.7%)
	AECOM
1,410,000	5.875%, 10/15/2024	1,527,312
	Ashtead Capital, Inc.
825,000	4.125%, 8/15/2025[j]	833,250
	Bombardier, Inc.
900,000	7.500%, 3/15/2025[j]	906,750
	Building Materials Corporation of America
1,100,000	6.000%, 10/15/2025[j]	1,174,250
	Caterpillar Financial Services Corporation
211,000	1.850%, 9/4/2020	208,522
	Cemex SAB de CV
1,290,000	5.700%, 1/11/2025[j]	1,360,950
	Cintas Corporation No. 2
213,000	2.900%, 4/1/2022	214,882
	CNH Industrial Capital, LLC
1,100,000	4.375%, 11/6/2020	1,141,250
215,000	4.875%, 4/1/2021	225,750
	Crown Americas Capital Corporation IV
1,080,000	4.500%, 1/15/2023	1,096,200
	Crown Cork & Seal Company, Inc.
610,000	7.375%, 12/15/2026	710,650
	General Electric Company
153,000	5.000%, 1/21/2021[b,k]	157,682
	Ingersoll-Rand Luxembourg Finance SA
310,000	2.625%, 5/1/2020	309,897
	L3 Technologies, Inc.
385,000	4.950%, 2/15/2021	407,718
	Lockheed Martin Corporation
90,000	2.500%, 11/23/2020	90,568
	Reynolds Group Issuer, Inc.
1,285,000	5.125%, 7/15/2023[j]	1,329,975
	Rockwell Collins, Inc.
213,000	1.950%, 7/15/2019	211,888
	Roper Technologies, Inc.
360,000	2.800%, 12/15/2021	360,594
	Standard Industries, Inc.
285,000	5.500%, 2/15/2023[j]	297,113
	Textron Financial Corporation
975,000	3.151%, (LIBOR 3M + 1.735%), 2/15/2042[b,j]	860,438
	Textron, Inc.
213,000	7.250%, 10/1/2019	230,001
	United Rentals North America, Inc.
1,240,000	5.500%, 7/15/2025	1,314,400

	Total	14,970,040

Collateralized Mortgage Obligations (10.1%)
	AJAX Mortgage Loan Trust
1,169,127	3.470%, 4/25/2057, Ser. 2017-A, Class A*,i	1,170,695
	Alternative Loan Trust
1,066,807	6.000%, 6/25/2036, Ser. 2006-24CB, Class A9	910,406
	American Home Mortgage Assets Trust
2,008,929	1.742%, (LIBOR 1M + 0.190%), 12/25/2046, Ser. 2006-6, Class A1Ab	1,683,948
1,528,545	1.742%, (LIBOR 1M + 0.190%), 6/25/2047, Ser. 2007-5, Class A1[b]	1,231,451
	American Home Mortgage Investment Trust
1,992,630	6.750%, 12/25/2036, Ser. 2006-3, Class 3A2	937,973
	Angel Oak Mortgage Trust
195,404	4.500%, 11/25/2045, Ser. 2015-1, Class A*,i	194,350
	Banc of America Alternative Loan Trust
517,589	2.052%, (LIBOR 1M + 0.500%), 4/25/2035, Ser. 2005-3, Class 1CB1[b]	457,081
1,066,737	6.000%, 11/25/2035, Ser. 2005-10, Class 3CB1	960,127
879,535	2.352%, (LIBOR 1M + 0.800%), 5/25/2046, Ser. 2006-4, Class 3CB1[b]	687,031
	Banc of America Funding Corporation
387,026	3.721%, 5/20/2036, Ser. 2006-D, Class 6A1[b]	355,489

The accompanying Notes to Financial Statements are an integral part of this schedule.

5

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (46.8%)	Value
Collateralized Mortgage Obligations (10.1%) - continued
	BCAP, LLC Trust
$1,418,772	1.732%, (LIBOR 1M + 0.180%), 3/25/2037, Ser. 2007-AA1, Class 2A1[b]	$1,353,648
	Bear Stearns Adjustable Rate Mortgage Trust
541,773	3.520%, (CMT 1Y + 2.300%), 10/25/2035, Ser. 2005-9, Class A1[b]	551,644
254,652	3.546%, 2/25/2036, Ser. 2005-12, Class 11A1[b]	239,293
	Citicorp Mortgage Securities Trust
373,978	6.000%, 5/25/2037, Ser. 2007-4, Class 1A5	366,817
	Citigroup Mortgage Loan Trust, Inc.
352,269	5.500%, 11/25/2035, Ser. 2005-9, Class 21A2	350,928
	CitiMortgage Alternative Loan Trust
816,953	5.750%, 4/25/2037, Ser. 2007-A4, Class 1A5	770,860
	COLT Mortgage Loan Trust
610,911	2.750%, 9/25/2046, Ser. 2016-2, Class A1*,b	618,846
	Countrywide Alternative Loan Trust
322,491	1.952%, (LIBOR 1M + 0.400%), 2/25/2035, Ser. 2005-J1, Class 5A1[b]	307,608
564,545	3.376%, 10/25/2035, Ser. 2005-43, Class 4A1[b]	498,310
407,841	5.500%, 2/25/2036, Ser. 2005-85CB, Class 2A2	383,364
231,618	6.000%, 4/25/2036, Ser. 2006-4CB, Class 1A1	194,589
852,205	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	572,607
179,383	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	174,345
732,974	5.500%, 5/25/2037, Ser. 2007-8CB, Class A1	611,269
	Countrywide Home Loan Mortgage Pass Through Trust
1,361,048	3.448%, 11/25/2035, Ser. 2005-22, Class 2A1[b]	1,191,871
396,679	3.371%, 2/20/2036, Ser. 2005-HY10, Class 5A1[b]	343,666
	Credit Suisse First Boston Mortgage Securities Corporation
334,380	5.250%, 10/25/2035, Ser. 2005-9, Class 1A3	325,089
	CSMC Mortgage-Backed Trust
848,195	5.500%, 3/25/2037, Ser. 2007-2, Class 3A4	774,057
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
1,009,767	2.731%, 8/25/2035, Ser. 2005-AR1, Class 2A3[b]	839,261
387,329	1.752%, (LIBOR 1M + 0.200%), 11/25/2035, Ser. 2005-5, Class 2A1[b]	252,979
614,783	5.500%, 11/25/2035, Ser. 2005-5, Class 1A4[b]	631,301
991,789	1.833%, (12 MTA + 0.770%), 4/25/2047, Ser. 2007-OA2, Class A1[b]	915,501
1,724,774	1.772%, (LIBOR 1M + 0.220%), 8/25/2047, Ser. 2007-OA5, Class A1Bb	1,614,759
	Federal Home Loan Mortgage Corporation
5,238,563	2.500%, 12/15/2022, Ser. 4155, Class AIl	242,471
1,840,145	2.500%, 5/15/2027, Ser. 4106, Class HIl	125,104
2,384,236	2.500%, 2/15/2028, Ser. 4162, Class AIl	190,280
7,235,467	2.500%, 3/15/2028, Ser. 4177, Class EIl	597,393
3,619,141	3.000%, 4/15/2028, Ser. 4193, Class AIl	316,507
3,415,172	3.000%, 2/15/2033, Ser. 4170, Class IGl	392,835
	Federal National Mortgage Association
3,139,605	2.500%, 2/25/2028, Ser. 2013-46, Class CIl	216,091
2,325,984	3.000%, 4/25/2028, Ser. 2013-30, Class DIl	225,471
3,007,112	3.500%, 1/25/2033, Ser. 2012-150, Class YIl	387,477
	First Horizon Alternative Mortgage Securities Trust
817,803	3.218%, 3/25/2035, Ser. 2005-AA2, Class 1A1[b]	789,529
883,071	3.328%, 7/25/2035, Ser. 2005-AA5, Class 2A1[b]	864,712
883,032	6.000%, (LIBOR 1M + 1.000%), 8/25/2036, Ser. 2006-FA4, Class 1A4[b]	731,266
	First Horizon Mortgage Pass-Through Trust
1,089,450	3.443%, 8/25/2037, Ser. 2007-AR2, Class 1A2[b]	939,166
	GCAT, LLC
495,835	3.375%, 3/25/2047, Ser. 2017-1, Class A1*,i	495,518
	GMAC Mortgage Corporation Loan Trust
1,336,794	3.743%, 5/25/2035, Ser. 2005-AR2, Class 4Ab	1,270,018
	Government National Mortgage Association
2,620,426	4.000%, 1/16/2027, Ser. 2012-3, Class IOl	242,841
	Greenpoint Mortgage Funding Trust
776,372	1.752%, (LIBOR 1M + 0.200%), 10/25/2045, Ser. 2005-AR4, Class G41Bb	672,149
	Impac Secured Assets Trust
2,053,305	1.792%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2014-GC18, Class A3[b]	1,702,802
	IndyMac IMJA Mortgage Loan Trust
897,776	6.250%, 11/25/2037, Ser. 2007-A3, Class A1	728,752

The accompanying Notes to Financial Statements are an integral part of this schedule.

6

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (46.8%)	Value
Collateralized Mortgage Obligations (10.1%) - continued
	IndyMac INDX Mortgage Loan Trust
$1,316,172	3.326%, 10/25/2035, Ser. 2005-AR19, Class A1[b]	$1,219,145
1,059,765	2.192%, (LIBOR 1M + 0.640%), 7/25/2045, Ser. 2005-16IP, Class A1[b]	1,020,472
	J.P. Morgan Alternative Loan Trust
1,596,992	6.500%, 3/25/2036, Ser. 2006-S1, Class 1A19	1,421,081
	J.P. Morgan Mortgage Trust
199,140	6.500%, 1/25/2035, Ser. 2005-S1, Class 1A2	213,581
895,345	3.583%, 8/25/2035, Ser. 2005-A5, Class 1A2[b]	892,332
1,153,033	3.494%, 2/25/2036, Ser. 2006-A1, Class 2A2[b]	1,088,054
638,899	3.588%, 10/25/2036, Ser. 2006-A6, Class 1A2[b]	590,641
872,462	1.932%, (LIBOR 1M + 0.380%), 1/25/2037, Ser. 2006-S4, Class A8[b]	527,581
508,733	3.554%, 1/25/2037, Ser. 2006-A7, Class 2A2[b]	511,966
596,041	6.250%, 8/25/2037, Ser. 2007-S3, Class 1A10	395,465
	Lehman Mortgage Trust
569,298	2.302%, (LIBOR 1M + 0.750%), 12/25/2035, Ser. 2005-2, Class 3A1[b]	446,950
	Master Asset Securitization Trust
785,283	2.052%, (LIBOR 1M + 0.500%), 6/25/2036, Ser. 2006-2, Class 2A2[b]	395,285
	MASTR Alternative Loans Trust
241,662	6.500%, 7/25/2034, Ser. 2004-6, Class 6A1	243,997
655,587	2.002%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[b]	321,390
	Merrill Lynch Alternative Note Asset Trust
551,887	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A6	441,680
891,483	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	747,485
	Mill City Mortgage Loan Trust
1,431,053	2.750%, 11/25/2058, Ser. 2017-1, Class A1[b,j]	1,430,315
	Morgan Stanley Mortgage Loan Trust
501,257	3.550%, 11/25/2035, Ser. 2005-6AR, Class 5A1[b]	401,525
	MortgageIT Trust
1,004,918	1.812%, (LIBOR 1M + 0.260%), 12/25/2035, Ser. 2005-5, Class A1[b]	998,467
2,098,938	1.752%, (LIBOR 1M + 0.200%), 4/25/2036, Ser. 2006-1, Class 1A2[b]	1,863,721
	New Century Alternative Mortgage Loan Trust
1,270,444	6.167%, 7/25/2036, Ser. 2006-ALT1, Class AF6[i]	735,265
	Preston Ridge Partners Mortgage Trust, LLC
1,146,378	3.470%, 9/25/2022, Ser. 2017-2A, Class A1*,i	1,142,945
	Pretium Mortgage Credit Partners, LLC
1,229,769	3.500%, 4/29/2032, Ser. 2017-NPL1, Class A1*,i	1,231,680
	RCO 2017-INV1 Trust
2,014,818	3.197%, 11/25/2052, Ser. 2014-3A, Class A1R*,b	2,014,814
	Residential Accredit Loans, Inc. Trust
743,609	5.750%, 9/25/2035, Ser. 2005-QS13, Class 2A3	724,227
1,153,780	6.000%, 4/25/2036, Ser. 2006-QS4, Class A2	1,047,169
1,740,547	2.102%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-3, Class A1Bb	1,360,985
799,558	6.000%, 1/25/2037, Ser. 2007-QS1, Class 1A1	741,638
1,561,088	5.750%, 4/25/2037, Ser. 2007-QS6, Class A28	1,458,096
1,575,211	6.250%, 4/25/2037, Ser. 2007-QS6, Class A6	1,505,533
367,510	6.000%, 6/25/2037, Ser. 2007-QS8, Class A10	333,002
1,657,965	1.742%, (LIBOR 1M + 0.190%), 7/25/2037, Ser. 2007-QH6, Class A1[b]	1,557,512
	Residential Asset Securitization Trust
1,292,142	6.231%, 8/25/2022, Ser. 2007-A8, Class 3A1[b]	1,106,750
545,841	5.500%, 4/25/2035, Ser. 2005-A1, Class A3	560,591
1,103,344	1.932%, (LIBOR 1M + 0.380%), 8/25/2037, Ser. 2007-A8, Class 2A3[b]	278,020
	Residential Funding Mortgage Security I Trust
819,139	5.750%, 2/25/2036, Ser. 2006-S2, Class A1	779,566
1,091,548	6.000%, 7/25/2037, Ser. 2007-S7, Class A20	1,031,827
	Sequoia Mortgage Trust
1,704,446	3.559%, 9/20/2046, Ser. 2007-1, Class 4A1[b]	1,415,772
	Structured Adjustable Rate Mortgage Loan Trust
83,386	3.642%, 12/25/2034, Ser. 2004-18, Class 5Ab	82,416
654,481	3.582%, 7/25/2035, Ser. 2005-15, Class 4A1[b]	570,015
409,431	3.712%, 9/25/2035, Ser. 2005-18, Class 1A1[b]	332,457
	Structured Asset Mortgage Investments, Inc.
1,462,857	1.862%, (LIBOR 1M + 0.310%), 12/25/2035, Ser. 2005-AR4, Class A1[b]	1,314,339
	Sunset Mortgage Loan Company, LLC
441,544	4.459%, 9/18/2045, Ser. 2015-NPL1, Class A*,i	441,524

The accompanying Notes to Financial Statements are an integral part of this schedule.

7

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (46.8%)	Value
Collateralized Mortgage Obligations (10.1%) - continued
$915,174	3.500%, 6/15/2047, Ser. 2017-NPL1, Class A*,i	$911,367
264,332	3.844%, 7/16/2047, Ser. 2016-NPL1, Class A*,i	264,413
	Suntrust Alternative Loan Trust
796,511	5.750%, 12/25/2035, Ser. 2005-1F, Class 2A5	778,775
	WaMu Mortgage Pass Through Certificates
1,440,085	2.673%, 1/25/2037, Ser. 2006-AR18, Class 1A1[b]	1,324,220
112,903	3.249%, 8/25/2046, Ser. 2006-AR8, Class 1A1[b]	106,189
1,593,924	2.023%, (12 MTA + 0.960%), 9/25/2046, Ser. 2006-AR11, Class 1Ab	1,440,501
1,613,112	1.943%, (12 MTA + 0.880%), 10/25/2046, Ser. 2006-AR13, Class 1Ab	1,444,997
1,653,897	1.822%, (12 MTA + 0.820%), 12/25/2046, Ser. 2006-AR17, Class 1Ab	1,492,461
1,186,628	1.803%, (12 MTA + 0.740%), 1/25/2047, Ser. 2006-AR19, Class 1Ab	1,091,190
654,394	1.987%, (COF 11 + 1.250%), 3/25/2047, Ser. 2007-OA2, Class 2Ab	567,623
	Washington Mutual Mortgage Pass Through Certificates
642,748	2.152%, (LIBOR 1M + 0.600%), 6/25/2035, Ser. 2005-4, Class 5A5[b]	550,058
887,554	6.000%, 11/25/2035, Ser. 2005-10, Class 2A9	834,092
1,504,867	7.000%, 4/25/2037, Ser. 2007-2, Class 1A1	896,379
977,269	1.983%, (12 MTA + 0.920%), 9/25/2046, Ser. 2006-AR11, Class 3A1Ab	899,055
	Washington Mutual Mortgage Pass Through Certificates Trust
986,791	7.000%, 2/25/2036, Ser. 2006-1, Class 2CB1	798,368
1,675,939	1.813%, (12 MTA + 0.750%), 2/25/2047, Ser. 2007-OA3, Class 2Ab	1,354,249
	Wells Fargo Mortgage Backed Securities Trust
1,173,726	3.376%, 7/25/2036, Ser. 2006-AR10, Class 2A1[b]	1,165,564
152,589	2.252%, (LIBOR 1M + 0.700%), 5/25/2037, Ser. 2007-6, Class A2[b]	140,299
352,736	6.000%, 7/25/2037, Ser. 2007-8, Class 1A16	353,795
597,741	6.000%, 11/25/2037, Ser. 2007-15, Class A1	594,013

	Total	87,546,429

Communications Services (2.7%)
	Altice US Finance I Corporation
1,025,000	5.500%, 5/15/2026[j]	1,044,219
	AMC Networks, Inc.
1,525,000	5.000%, 4/1/2024	1,544,063
	American Tower Corporation
95,000	2.800%, 6/1/2020	95,586
152,000	3.450%, 9/15/2021	155,341
	AT&T, Inc.
176,000	5.875%, 10/1/2019	186,451
142,000	5.200%, 3/15/2020	150,088
95,000	2.623%, (LIBOR 3M + 0.930%), 6/30/2020[b]	96,134
421,000	2.850%, 2/14/2023	422,609
	British Sky Broadcasting Group plc
140,000	3.125%, 11/26/2022[j]	140,792
	CenturyLink, Inc.
600,000	6.450%, 6/15/2021	606,000
	Charter Communications Operating, LLC
337,000	3.579%, 7/23/2020	343,260
47,000	4.464%, 7/23/2022	49,031
	Clear Channel Worldwide Holdings, Inc.
1,445,000	6.500%, 11/15/2022	1,468,481
	Comcast Corporation
284,000	1.625%, 1/15/2022	274,606
	Crown Castle International Corporation
175,000	3.400%, 2/15/2021	178,701
	CSC Holdings, LLC
110,000	5.500%, 4/15/2027[j]	112,200
	Digicel, Ltd.
1,400,000	6.000%, 4/15/2021*	1,377,936
	Discovery Communications, LLC
141,000	2.200%, 9/20/2019	140,333
282,000	2.950%, 3/20/2023	279,048
	DISH Network Corporation, Convertible
1,304,000	3.375%, 8/15/2026	1,418,915
	Level 3 Communications, Inc.
670,000	5.375%, 1/15/2024	669,163
	Level 3 Financing, Inc.
430,000	5.375%, 5/1/2025	429,463
535,000	5.250%, 3/15/2026	525,129
	Liberty Interactive, LLC, Convertible
1,175,000	1.750%, 9/30/2046[j]	1,356,391
	Liberty Media Corporation, Convertible
919,000	1.000%, 1/30/2023[j]	1,025,834
	Moody’s Corporation
142,000	2.750%, 12/15/2021	142,162
	Neptune Finco Corporation
541,000	10.875%, 10/15/2025[j]	642,438
	Netflix, Inc.
1,120,000	4.875%, 4/15/2028[j]	1,097,600
	Nexstar Escrow Corporation
1,470,000	5.625%, 8/1/2024[j]	1,517,775
	Orange SA
245,000	1.625%, 11/3/2019	241,920
	SBA Tower Trust
300,000	3.598%, 4/9/2043[j]	299,860
	SFR Group SA
1,370,000	6.000%, 5/15/2022[j]	1,387,125

The accompanying Notes to Financial Statements are an integral part of this schedule.

8

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (46.8%)	Value
Communications Services (2.7%) - continued
	Sprint Corporation
$1,230,000	7.625%, 2/15/2025[m]	$1,288,425
	Telefonica Emisiones SAU
211,000	3.192%, 4/27/2018	211,749
	Time Warner, Inc.
141,000	4.875%, 3/15/2020	148,359
	T-Mobile USA, Inc.
1,230,000	6.125%, 1/15/2022	1,268,745
	Verizon Communications, Inc.
117,000	2.946%, 3/15/2022	117,699
	Viacom, Inc.
284,000	4.250%, 9/1/2023	289,917
	Windstream Services, LLC
800,000	8.625%, 10/31/2025[j]	770,000

	Total	23,513,548

Consumer Cyclical (2.6%)
	Alibaba Group Holding, Ltd.
280,000	2.800%, 6/6/2023	279,160
	Allison Transmission, Inc.
1,520,000	5.000%, 10/1/2024[j]	1,567,500
	American Honda Finance Corporation
214,000	2.000%, 2/14/2020	212,892
	BMW US Capital, LLC
185,000	1.500%, 4/11/2019[j]	183,707
	Brookfield Residential Properties, Inc.
990,000	6.125%, 7/1/2022[j]	1,034,550
	CVS Health Corporation
142,000	2.750%, 12/1/2022	139,862
	D.R. Horton, Inc.
210,000	2.550%, 12/1/2020	209,670
	Delphi Jersey Holdings plc
1,040,000	5.000%, 10/1/2025[j]	1,053,000
	Ford Motor Credit Company, LLC
284,000	2.262%, 3/28/2019	283,551
290,000	1.897%, 8/12/2019	287,788
155,000	2.597%, 11/4/2019	155,084
213,000	3.336%, 3/18/2021	216,310
	General Motors Financial Company, Inc.
213,000	2.650%, 4/13/2020	213,032
213,000	4.375%, 9/25/2021	224,029
141,000	3.150%, 6/30/2022	140,872
	Home Depot, Inc.
140,000	2.000%, 4/1/2021	138,607
95,000	2.625%, 6/1/2022	95,518
	Hyundai Capital America
142,000	2.550%, 4/3/2020[j]	140,833
141,000	2.750%, 9/18/2020[j]	139,985
	Jaguar Land Rover Automotive plc
500,000	4.125%, 12/15/2018[j]	505,625
710,000	5.625%, 2/1/2023[j]	726,863
	L Brands, Inc.
860,000	5.625%, 2/15/2022	916,975
	Landry’s, Inc.
925,000	6.750%, 10/15/2024[j]	941,188
	Lennar Corporation
211,000	2.950%, 11/29/2020[j]	209,418
1,475,000	4.500%, 4/30/2024	1,512,318
	Live Nation Entertainment, Inc.
250,000	5.375%, 6/15/2022[j]	258,438
640,000	4.875%, 11/1/2024[j]	656,000
	McDonald’s Corporation
284,000	2.625%, 1/15/2022	284,551
	MGM Resorts International
1,255,000	6.000%, 3/15/2023	1,355,400
	Navistar International Corporation
1,055,000	6.625%, 11/1/2025[j]	1,100,766
	New Red Finance, Inc.
1,000,000	4.250%, 5/15/2024[j]	997,500
	Newell Rubbermaid, Inc.
120,000	3.150%, 4/1/2021	121,331
	Nissan Motor Acceptance Corporation
213,000	2.000%, 3/8/2019[j]	212,467
	Prime Security Services Borrower, LLC
1,300,000	9.250%, 5/15/2023[j]	1,443,000
	Ralph Lauren Corporation
95,000	2.625%, 8/18/2020	95,738
	Royal Caribbean Cruises, Ltd.
1,241,613	5.250%, 11/15/2022	1,363,312
	Six Flags Entertainment Corporation
970,000	4.875%, 7/31/2024[j]	984,550
	Starbucks Corporation
135,000	2.100%, 2/4/2021	134,121
	Toll Brothers Finance Corporation
208,000	4.000%, 12/31/2018	211,380
	Visa, Inc.
90,000	2.200%, 12/14/2020	89,922
	Volkswagen Group of America Finance, LLC
200,000	2.450%, 11/20/2019[j]	199,855
	Yum! Brands, Inc.
1,545,000	5.000%, 6/1/2024[j]	1,593,281

	Total	22,629,949

Consumer Non-Cyclical (2.3%)
	Abbott Laboratories
284,000	2.550%, 3/15/2022	281,035
213,000	3.400%, 11/30/2023	216,651
	AbbVie, Inc.
284,000	2.500%, 5/14/2020	284,858
142,000	2.900%, 11/6/2022	142,270
	Albertsons Companies, LLC
1,245,000	6.625%, 6/15/2024	1,188,975
	Amgen, Inc.
284,000	2.650%, 5/11/2022	283,200
	Anheuser-Busch InBev Finance, Inc.
145,000	2.641%, (LIBOR 3M + 1.260%), 2/1/2021[b]	149,629
375,000	2.650%, 2/1/2021	376,849
142,000	3.300%, 2/1/2023	145,288
	BAT Capital Corporation
143,000	2.297%, 8/14/2020[j]	142,204
144,000	2.764%, 8/15/2022[j]	143,197
	Bayer U.S. Finance, LLC
300,000	2.375%, 10/8/2019[j]	300,133
	Becton, Dickinson and Company
284,000	3.125%, 11/8/2021	286,363

The accompanying Notes to Financial Statements are an integral part of this schedule.

9

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (46.8%)	Value
Consumer Non-Cyclical (2.3%) - continued
	Boston Scientific Corporation
$50,000	6.000%, 1/15/2020	$53,367
	Bunge Limited Finance Corporation
90,000	3.500%, 11/24/2020	91,871
	Cardinal Health, Inc.
143,000	1.948%, 6/14/2019	142,108
143,000	2.616%, 6/15/2022	140,592
	CVS Health Corporation
106,000	2.250%, 12/5/2018	106,135
	Envision Healthcare Corporation
1,400,000	5.125%, 7/1/2022[j]	1,358,000
	Express Scripts Holding Company
142,000	4.750%, 11/15/2021	151,275
	Forest Laboratories, LLC
70,000	4.875%, 2/15/2021[j]	74,090
	Gilead Sciences, Inc.
275,000	1.950%, 3/1/2022	268,304
	HCA, Inc.
505,000	5.250%, 6/15/2026	535,300
925,000	4.500%, 2/15/2027	929,625
	J.M. Smucker Company
141,000	2.200%, 12/6/2019	140,782
	JBS USA, LLC
610,000	5.875%, 7/15/2024[j]	589,412
1,240,000	5.750%, 6/15/2025[j]	1,193,500
	Kraft Heinz Foods Company
280,000	5.375%, 2/10/2020	296,643
	Kroger Company
144,000	2.800%, 8/1/2022	143,459
	Laboratory Corporation of America Holdings
40,000	2.625%, 2/1/2020	40,103
	Mead Johnson Nutrition Company
90,000	3.000%, 11/15/2020	91,341
	Medtronic Global Holdings SCA
284,000	1.700%, 3/28/2019	282,799
	Molson Coors Brewing Company
255,000	1.450%, 7/15/2019	251,790
	Mondelez International Holdings Netherlands BV
212,000	2.000%, 10/28/2021[j]	206,224
	Mylan NV
284,000	3.150%, 6/15/2021	285,558
	PepsiCo, Inc.
285,000	1.877%, (LIBOR 3M + 0.530%), 10/6/2021[b]	288,869
	Pernod Ricard SA
250,000	5.750%, 4/7/2021[j]	274,381
	Pinnacle Foods, Inc.
800,000	5.875%, 1/15/2024	846,000
	Reynolds American, Inc.
52,000	3.250%, 6/12/2020	52,834
	Shire Acquisitions Investments Ireland Designated Activity Company
275,000	1.900%, 9/23/2019	272,481
282,000	2.400%, 9/23/2021	277,532
	Simmons Foods, Inc.
1,040,000	5.750%, 11/1/2024[j]	1,030,900
	Smithfield Foods, Inc.
213,000	2.700%, 1/31/2020[j]	211,599
	Teleflex, Inc.
1,015,000	4.875%, 6/1/2026	1,047,987
	Tenet Healthcare Corporation
1,435,000	8.125%, 4/1/2022	1,460,112
	Teva Pharmaceutical Finance Company BV
141,000	2.950%, 12/18/2022	126,471
	Teva Pharmaceutical Finance IV, LLC
72,000	2.250%, 3/18/2020	69,623
	Teva Pharmaceutical Finance Netherlands III BV
200,000	2.200%, 7/21/2021	182,675
	TreeHouse Foods, Inc.
850,000	4.875%, 3/15/2022	859,562
	Tyson Foods, Inc.
152,000	4.500%, 6/15/2022	162,334
	VPII Escrow Corporation
610,000	7.500%, 7/15/2021[j]	621,437
	VRX Escrow Corporation
1,140,000	6.125%, 4/15/2025[j]	1,043,100
	Zoetis, Inc.
211,000	3.450%, 11/13/2020	215,967

	Total	20,356,794

Energy (2.5%)
	Alliance Resource Operating Partners, LP
370,000	7.500%, 5/1/2025[j]	393,125
	Anadarko Petroleum Corporation
99,000	8.700%, 3/15/2019	106,138
	Antero Resources Corporation
1,080,000	5.125%, 12/1/2022	1,101,600
	BP Capital Markets plc
142,000	2.315%, 2/13/2020	142,337
570,000	2.520%, 9/19/2022	567,090
	Buckeye Partners, LP
152,000	2.650%, 11/15/2018	152,439
	Canadian Natural Resources, Ltd.
143,000	2.950%, 1/15/2023	142,339
	Canadian Oil Sands, Ltd.
141,000	9.400%, 9/1/2021[j]	168,564
	Cenovus Energy, Inc.
142,000	3.800%, 9/15/2023	143,397
	Cheniere Energy Partners, LP
1,045,000	5.250%, 10/1/2025[j]	1,063,287
	Concho Resources, Inc.
410,000	4.375%, 1/15/2025	426,400
	Continental Resources, Inc.
142,000	5.000%, 9/15/2022	144,130
	Crestwood Midstream Partners, LP
850,000	6.250%, 4/1/2023	883,320
	Enbridge, Inc.
145,000	2.900%, 7/15/2022	144,104
	Encana Corporation
248,000	3.900%, 11/15/2021	254,855
	Energy Transfer Equity, LP
1,240,000	5.500%, 6/1/2027	1,264,800
	Energy Transfer Partners, LP
220,000	4.150%, 10/1/2020	227,167

The accompanying Notes to Financial Statements are an integral part of this schedule.

10

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (46.8%)	Value
Energy (2.5%) - continued
	Enterprise Products Operating, LLC
$475,000	5.250%, 8/16/2077[b]	$470,250
	EOG Resources, Inc.
230,000	2.625%, 3/15/2023	227,328
	EQT Corporation
104,000	8.125%, 6/1/2019	111,995
141,000	3.000%, 10/1/2022	139,479
	Exxon Mobil Corporation
185,000	1.708%, 3/1/2019	184,554
	Kinder Morgan Energy Partners, LP
284,000	3.450%, 2/15/2023	285,405
	Marathon Oil Corporation
142,000	2.700%, 6/1/2020	142,011
	Marathon Petroleum Corporation
90,000	3.400%, 12/15/2020	91,955
	MEG Energy Corporation
610,000	6.375%, 1/30/2023[j]	518,500
	MPLX, LP
213,000	4.500%, 7/15/2023	225,006
1,525,000	4.875%, 12/1/2024	1,643,439
	Nabors Industries, Inc., Convertible
360,000	0.750%, 1/15/2024[j]	275,850
	ONEOK, Inc.
213,000	7.500%, 9/1/2023	253,485
	Parsley Energy, LLC
445,000	5.625%, 10/15/2027[j]	455,012
	PBF Holding Company, LLC
780,000	7.250%, 6/15/2025	819,975
	Petrobras Global Finance BV
213,000	8.375%, 5/23/2021	242,926
108,000	7.375%, 1/17/2027	118,908
	Petroleos Mexicanos
142,000	6.375%, 2/4/2021	154,354
	Plains All American Pipeline, LP
320,000	5.000%, 2/1/2021	335,305
	Regency Energy Partners, LP
1,080,000	5.000%, 10/1/2022	1,151,107
	Sabine Pass Liquefaction, LLC
142,000	6.250%, 3/15/2022	157,977
142,000	5.625%, 4/15/2023	155,872
1,290,000	5.625%, 3/1/2025	1,422,580
	Schlumberger Holdings Corporation
90,000	3.000%, 12/21/2020[j]	91,154
	Sinopec Group Overseas Development, Ltd.
290,000	1.750%, 9/29/2019[j]	285,301
	Southwestern Energy Company
1,045,000	7.500%, 4/1/2026	1,110,312
	SRC Energy, Inc.
1,270,000	6.250%, 12/1/2025[j]	1,298,575
	Sunoco Logistics Partners Operations, LP
90,000	4.400%, 4/1/2021	93,585
	TransCanada Trust
725,000	5.875%, 8/15/2076[b]	784,812
	Western Gas Partners, LP
143,000	4.000%, 7/1/2022	145,868
	Whiting Petroleum Corporation, Convertible
730,000	1.250%, 4/1/2020	671,600
	Williams Partners, LP
280,000	4.500%, 11/15/2023	296,076

	Total	21,685,648

Financials (7.2%)
	ACE INA Holdings, Inc.
90,000	2.875%, 11/3/2022	91,213
	Aegon NV
1,080,000	2.388%, (USISDA 10Y + 0.100%), 4/15/2018[b,k]	945,346
	AerCap Ireland Capital Designated Activity Company
280,000	3.500%, 1/15/2025	277,483
	AIG Global Funding
288,000	2.150%, 7/2/2020[j]	285,431
	Air Lease Corporation
47,000	2.625%, 9/4/2018	47,138
	Ally Financial, Inc.
900,000	3.750%, 11/18/2019	911,340
500,000	4.125%, 3/30/2020	510,000
	American Express Credit Corporation
142,000	1.715%, (LIBOR 3M + 0.330%), 5/3/2019[b]	142,274
142,000	2.200%, 3/3/2020	141,562
95,000	2.624%, (LIBOR 3M + 1.050%), 9/14/2020[b]	96,695
	Banco Bilbao Vizcaya Argentaria SA
200,000	6.125%, 11/16/2027[b,k]	206,250
	Banco Santander SA
800,000	6.375%, 5/19/2019[b,k]	817,768
	Bank of America Corporation
141,000	2.369%, 7/21/2021[b]	140,744
282,000	2.328%, 10/1/2021[b]	281,185
276,000	3.004%, 12/20/2023[b,j]	276,670
320,000	3.419%, 12/20/2028[b,j]	319,970
	Bank of Montreal
250,000	1.500%, 7/18/2019	247,548
214,000	2.100%, 6/15/2020	212,651
	Bank of New York Mellon Corporation
284,000	2.600%, 2/7/2022	284,616
	Bank of Nova Scotia
213,000	2.700%, 3/7/2022	212,973
	Barclays Bank plc
150,000	5.140%, 10/14/2020	158,832
	Barclays plc
290,000	3.200%, 8/10/2021	291,560
	BB&T Corporation
282,000	2.150%, 2/1/2021	279,310
	Berkshire Hathaway Finance Corporation
285,000	1.700%, 3/15/2019	284,057
	Blackstone Mortgage Trust, Inc., Convertible
923,000	5.250%, 12/1/2018	1,083,371
	BNP Paribas SA
450,000	7.625%, 3/30/2021[b,j,k]	495,000
	BNZ International Funding, Ltd.
250,000	2.554%, (LIBOR 3M + 0.980%), 9/14/2021[b,j]	252,900
	Capital One Financial Corporation
142,000	2.500%, 5/12/2020	141,813

The accompanying Notes to Financial Statements are an integral part of this schedule.

11

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (46.8%)	Value
Financials (7.2%) - continued
$421,000	3.050%, 3/9/2022	$423,900
	Capital One NA
290,000	2.400%, 9/5/2019	289,579
	CBOE Holdings, Inc.
214,000	1.950%, 6/28/2019	212,627
	Central Fidelity Capital Trust I
560,000	2.359%, (LIBOR 3M + 1.000%), 4/15/2027[b]	533,400
	CIT Group, Inc.
1,315,000	5.000%, 8/15/2022	1,393,900
	Citigroup, Inc.
225,000	2.050%, 6/7/2019	224,327
284,000	2.450%, 1/10/2020	284,116
284,000	2.650%, 10/26/2020	284,930
153,000	2.350%, 8/2/2021	151,316
142,000	2.750%, 4/25/2022	141,695
141,000	2.065%, (LIBOR 3M + 0.690%), 10/27/2022[b]	140,782
	Citizens Bank NA
250,000	2.200%, 5/26/2020	248,240
	CNA Financial Corporation
350,000	5.750%, 8/15/2021	383,190
	Commonwealth Bank of Australia
284,000	2.250%, 3/10/2020[j]	283,109
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
282,000	3.950%, 11/9/2022	293,973
	Credit Agricole SA
142,000	3.375%, 1/10/2022[j]	144,199
265,000	8.125%, 12/23/2025[b,j,k]	317,791
	Credit Suisse Group AG
600,000	7.500%, 12/11/2023[b,j,k]	685,440
	Credit Suisse Group Funding Guernsey, Ltd.
426,000	3.800%, 9/15/2022	439,378
	Credit Suisse Group Funding, Ltd.
284,000	3.125%, 12/10/2020	287,591
	DDR Corporation
213,000	3.500%, 1/15/2021	216,205
	Deutsche Bank AG
141,000	2.700%, 7/13/2020	140,300
426,000	4.250%, 10/14/2021	444,284
	Digital Realty Trust, LP
212,000	2.750%, 2/1/2023	210,107
	Discover Bank
68,000	8.700%, 11/18/2019	74,763
	Fifth Third Bancorp
213,000	2.600%, 6/15/2022	211,733
	First Tennessee Bank NA
945	3.750%, (LIBOR 3M + 0.850%), 1/29/2018[b,j,k]	746,550
	Goldman Sachs Group, Inc.
460,000	7.500%, 2/15/2019	486,110
282,000	5.375%, 5/10/2020[b,k]	289,008
213,000	2.600%, 12/27/2020	212,960
284,000	5.250%, 7/27/2021	307,766
220,000	2.586%, (LIBOR 3M + 1.170%), 11/15/2021[b]	223,216
284,000	3.000%, 4/26/2022	285,086
141,000	2.545%, (LIBOR 3M + 1.050%), 6/5/2023[b]	142,257
	Goldman Sachs Group, Inc., Convertible
3,800,000	0.500%, 9/24/2022[c]	5,785,044
	Guardian Life Global Funding
250,000	2.000%, 4/26/2021[j]	244,873
	Hartford Financial Services Group, Inc.
185,000	6.000%, 1/15/2019	191,671
	HCP, Inc.
107,000	3.750%, 2/1/2019	108,281
	Hospitality Properties Trust
95,000	4.250%, 2/15/2021	98,241
	HSBC Holdings plc
426,000	3.400%, 3/8/2021	435,373
284,000	6.875%, 6/1/2021[b,k]	306,010
290,000	2.843%, (LIBOR 3M + 1.500%), 1/5/2022[b]	299,819
325,000	6.375%, 9/17/2024[b,k]	346,125
	Huntington Bancshares, Inc.
185,000	3.150%, 3/14/2021	187,893
	Icahn Enterprises, LP
415,000	6.750%, 2/1/2024	426,412
530,000	6.375%, 12/15/2025[j]	530,053
	ILFC E-Capital Trust II
1,925,000	4.620%, (LIBOR 3M + 1.800%), 12/21/2065[b,j]	1,857,625
	International Lease Finance Corporation
284,000	4.625%, 4/15/2021	298,943
284,000	5.875%, 8/15/2022	314,595
	Intesa Sanpaolo SPA
70,000	3.875%, 1/16/2018	70,047
250,000	3.125%, 7/14/2022[j]	248,165
	Iron Mountain, Inc.
825,000	4.875%, 9/15/2027[j]	825,000
	J.P. Morgan Chase & Company
144,000	6.300%, 4/23/2019	151,590
40,000	2.250%, 1/23/2020	39,971
255,000	4.950%, 3/25/2020	269,407
211,000	2.161%, (LIBOR 3M + 0.680%), 6/1/2021[b]	212,187
290,000	2.295%, 8/15/2021	287,373
1,000,000	4.625%, 11/1/2022[b,k]	977,500
213,000	2.776%, 4/25/2023[b]	213,180
289,000	2.595%, (LIBOR 3M + 1.230%), 10/24/2023[b]	296,483
	J.P. Morgan Chase Bank NA
250,000	2.265%, (LIBOR 3M + 0.590%), 9/23/2019[b]	251,761
	KeyBank NA
250,000	1.600%, 8/22/2019	247,243
	Liberty Mutual Group, Inc.
42,000	5.000%, 6/1/2021[j]	44,915
975,000	10.750%, 6/15/2058*,b	1,623,375
	Lincoln National Corporation
250,000	6.250%, 2/15/2020	269,195
	Lloyds Bank plc
1,760,000	1.552%, (LIBOR 6M + 0.100%), 2/28/2018[b,k]	1,567,280
	Lloyds Banking Group plc
285,000	3.000%, 1/11/2022	286,389
1,200,000	6.413%, 10/1/2035[b,j,k]	1,383,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

12

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (46.8%)	Value
Financials (7.2%) - continued
	Macquarie Bank, Ltd.
$250,000	6.125%, 3/8/2027[b,j,k]	$259,687
	MetLife Capital Trust IV
1,422,000	7.875%, 12/15/2037[j]	1,894,815
	MetLife, Inc.
125,000	9.250%, 4/8/2038[j]	184,375
	MGIC Investment Corporation, Convertible
738,000	9.000%, 4/1/2063[j]	1,012,905
	Mitsubishi UFJ Financial Group, Inc.
250,000	2.624%, (LIBOR 3M + 1.060%), 9/13/2021[b]	253,546
142,000	2.998%, 2/22/2022	142,885
	Mizuho Financial Group, Inc.
250,000	2.704%, (LIBOR 3M + 1.140%), 9/13/2021[b]	254,068
	Morgan Stanley
290,000	2.800%, 6/16/2020	292,598
250,000	2.500%, 4/21/2021	249,557
282,000	5.500%, 7/28/2021	308,432
287,000	2.543%, (LIBOR 3M + 1.180%), 1/20/2022[b]	291,748
141,000	2.750%, 5/19/2022	140,465
110,000	4.875%, 11/1/2022	118,435
	MPT Operating Partnership, LP
850,000	5.500%, 5/1/2024	879,750
	National City Corporation
136,000	6.875%, 5/15/2019	144,180
	New York Life Global Funding
90,000	1.550%, 11/2/2018[j]	89,687
	Nomura Holdings, Inc.
141,000	2.750%, 3/19/2019	142,044
	Park Aerospace Holdings, Ltd.
500,000	5.500%, 2/15/2024[j]	496,250
	PNC Bank NA
282,000	2.450%, 11/5/2020	282,402
	Quicken Loans, Inc.
1,480,000	5.750%, 5/1/2025[j]	1,531,815
	Realty Income Corporation
213,000	5.750%, 1/15/2021	230,615
	Regions Bank
43,000	7.500%, 5/15/2018	43,861
	Regions Financial Corporation
115,000	3.200%, 2/8/2021	116,998
	Reinsurance Group of America, Inc.
212,000	4.700%, 9/15/2023	227,378
	Royal Bank of Canada
284,000	2.125%, 3/2/2020	283,131
	Royal Bank of Scotland Group plc
590,000	7.500%, 8/10/2020[b,k]	623,925
412,000	8.625%, 8/15/2021[b,k]	464,015
385,000	7.648%, 9/30/2031[b,k]	502,425
	Santander UK Group Holdings plc
290,000	2.875%, 8/5/2021	289,289
	Santander UK plc
110,000	3.050%, 8/23/2018	110,752
	Simon Property Group, LP
95,000	2.500%, 9/1/2020	95,338
145,000	2.500%, 7/15/2021	145,356
	Societe Generale SA
1,200,000	8.000%, 9/29/2025[b,j,k]	1,395,000
	Standard Chartered plc
290,000	2.566%, (LIBOR 3M + 1.130%), 8/19/2019[b,j]	293,313
	State Street Capital Trust IV
1,655,000	2.589%, (LIBOR 3M + 1.000%), 6/15/2047[b]	1,491,552
	State Street Corporation
95,000	2.336%, (LIBOR 3M + 0.900%), 8/18/2020[b]	96,728
	Sumitomo Mitsui Financial Group, Inc.
282,000	2.934%, 3/9/2021	284,644
285,000	3.216%, (LIBOR 3M + 1.680%), 3/9/2021[b]	294,730
141,000	2.784%, 7/12/2022	140,176
	Sumitomo Mitsui Trust Bank, Ltd.
250,000	2.050%, 3/6/2019[j]	249,334
	SunTrust Banks, Inc.
120,000	2.900%, 3/3/2021	121,332
	Synchrony Financial
141,000	3.000%, 8/15/2019	141,967
35,000	2.615%, (LIBOR 3M + 1.230%), 2/3/2020[b]	35,493
156,000	3.750%, 8/15/2021	159,948
	Toronto-Dominion Bank
95,000	2.203%, (LIBOR 3M + 0.840%), 1/22/2019[b]	95,710
90,000	2.504%, (LIBOR 3M + 0.930%), 12/14/2020[b]	91,698
	UBS Group Funding Jersey, Ltd.
282,000	3.000%, 4/15/2021[j]	283,953
	UnitedHealth Group, Inc.
95,000	3.350%, 7/15/2022	98,087
	USB Realty Corporation
1,240,000	2.506%, (LIBOR 3M + 1.147%), 1/15/2022[b,j,k]	1,117,550
	Voya Financial, Inc.
93,000	2.900%, 2/15/2018	93,091
	Wachovia Capital Trust II
307,000	1.859%, (LIBOR 3M + 0.500%), 1/15/2027[b]	287,045
	Wells Fargo & Company
290,000	2.150%, 1/30/2020	289,348
280,000	2.100%, 7/26/2021	275,283
144,000	2.625%, 7/22/2022	143,207
287,000	2.475%, (LIBOR 3M + 1.110%), 1/24/2023[b]	292,702
335,000	2.610%, (LIBOR 3M + 1.230%), 10/31/2023[b]	343,907
	Welltower, Inc.
213,000	4.950%, 1/15/2021	226,317
	Westpac Banking Corporation
375,000	2.286%, (LIBOR 3M + 0.850%), 8/19/2021[b]	379,647
	XL Group plc
800,000	3.817%, (LIBOR 3M + 2.458%), 2/2/2018[b,k]	716,400

	Total	62,825,436

The accompanying Notes to Financial Statements are an integral part of this schedule.

13

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (46.8%)	Value
Foreign Government (2.1%)
	Argentina Government International Bond
$708,000	7.500%, 4/22/2026	$800,854
297,000	6.875%, 1/26/2027	324,473
652,499	8.280%, 12/31/2033	769,296
216,000	7.125%, 7/6/2036	234,036
542,206	2.500%, 12/31/2038[i]	398,603
252,000	7.625%, 4/22/2046	284,256
	Brazil Government International Bond
289,000	6.000%, 4/7/2026	322,958
365,000	7.125%, 1/20/2037	439,825
448,000	5.000%, 1/27/2045	417,536
180,000	5.625%, 2/21/2047	183,870
	Colombia Government International Bond
253,000	2.625%, 3/15/2023	247,308
140,000	7.375%, 9/18/2037	189,140
186,000	6.125%, 1/18/2041	224,595
418,000	5.625%, 2/26/2044	478,610
498,000	5.000%, 6/15/2045	526,635
	Indonesia Government International Bond
475,000	4.875%, 5/5/2021[j]	506,589
105,000	3.750%, 4/25/2022[j]	108,107
364,000	3.375%, 4/15/2023[j]	367,264
464,000	5.875%, 1/15/2024[j]	527,618
84,000	4.125%, 1/15/2025[j]	87,206
312,000	4.750%, 1/8/2026[j]	338,939
365,000	8.500%, 10/12/2035[j]	546,941
184,000	6.750%, 1/15/2044[j]	244,551
	Mexico Government International Bond
174,000	5.750%, 10/12/2110	185,310
225,000	4.150%, 3/28/2027	233,325
149,000	6.750%, 9/27/2034	193,700
448,000	4.750%, 3/8/2044	452,928
292,000	5.550%, 1/21/2045	328,500
252,000	4.600%, 1/23/2046	248,472
	Panama Government International Bond
249,000	4.000%, 9/22/2024	264,812
308,000	3.750%, 3/16/2025	321,090
100,000	9.375%, 4/1/2029	151,500
303,000	6.700%, 1/26/2036	403,293
	Peru Government International Bond
145,000	5.625%, 11/18/2050	186,035
390,000	8.750%, 11/21/2033	614,250
	Philippines Government International Bond
302,000	7.750%, 1/14/2031	430,604
144,000	5.000%, 1/13/2037	170,062
	Russia Government International Bond
200,000	4.750%, 5/27/2026[j]	212,098
440,000	5.625%, 4/4/2042[j]	492,800
	South Africa Government International Bond
25,000	5.500%, 3/9/2020	26,243
340,000	5.875%, 5/30/2022	371,280
210,000	4.875%, 4/14/2026	214,633
444,000	4.300%, 10/12/2028	428,349
	Turkey Government International Bond
288,000	7.000%, 6/5/2020	310,700
605,000	5.125%, 3/25/2022	627,082
426,000	5.750%, 3/22/2024	450,786
622,000	4.250%, 4/14/2026	592,885
310,000	4.875%, 10/9/2026	305,758
428,000	6.875%, 3/17/2036	477,008
282,000	6.750%, 5/30/2040	310,304
436,000	6.625%, 2/17/2045	470,239

	Total	18,043,256

Mortgage-Backed Securities (6.6%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
3,675,000	3.000%, 1/1/2033[e]	3,743,355
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
7,400,000	4.000%, 1/1/2048[e]	7,741,140
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
10,175,000	3.000%, 1/1/2048[e]	10,177,035
22,600,000	3.500%, 1/1/2048[e]	23,216,980
11,600,000	4.000%, 1/1/2048[e]	12,137,080

	Total	57,015,590

Technology (2.1%)
	Alliance Data Systems Corporation
650,000	5.375%, 8/1/2022[j]	654,875
	Apple, Inc.
284,000	2.850%, 5/6/2021	288,528
284,000	1.763%, (LIBOR 3M + 0.350%), 5/11/2022[b]	285,810
282,000	2.400%, 1/13/2023	279,537
	Baidu, Inc.
143,000	3.000%, 6/30/2020	143,561
	Broadcom Corporation
287,000	2.375%, 1/15/2020[j]	285,044
288,000	2.650%, 1/15/2023[j]	277,594
	CommScope Technologies Finance, LLC
965,000	6.000%, 6/15/2025[j]	1,025,312
	Cypress Semiconductor Corporation, Convertible
384,000	4.500%, 1/15/2022	504,000
	Diamond 1 Finance Corporation
120,000	3.480%, 6/1/2019[j]	121,493
284,000	5.450%, 6/15/2023[j]	306,858
	Equinix, Inc.
950,000	5.750%, 1/1/2025	1,008,187
	Fidelity National Information Services, Inc.
51,000	3.625%, 10/15/2020	52,397
375,000	2.250%, 8/15/2021	368,638
	Harland Clarke Holdings Corporation
990,000	8.375%, 8/15/2022[j]	1,028,066
	Hewlett Packard Enterprise Company
365,000	3.600%, 10/15/2020	372,639
	Inception Merger Sub, Inc.
945,000	8.625%, 11/15/2024[j]	1,008,788
	Intel Corporation
205,000	1.700%, 5/19/2021	201,309

The accompanying Notes to Financial Statements are an integral part of this schedule.

14

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (46.8%)	Value
Technology (2.1%) - continued
$95,000	3.100%, 7/29/2022	$97,709
	Intel Corporation, Convertible
631,000	3.250%, 8/1/2039	1,401,609
	Lumentum Holdings, Inc., Convertible
203,000	0.250%, 3/15/2024[j]	225,076
	Microchip Technology, Inc., Convertible
700,000	1.625%, 2/15/2027[j]	820,313
	Micron Technology, Inc., Convertible
425,000	2.375%, 5/1/2032	1,819,797
600,000	3.000%, 11/15/2043	865,125
	Microsoft Corporation
284,000	2.400%, 2/6/2022	284,067
	NetApp, Inc.
211,000	2.000%, 9/27/2019	209,343
	NXP BV
755,000	3.875%, 9/1/2022[j]	763,494
	NXP Semiconductors NV, Convertible
780,000	1.000%, 12/1/2019	961,838
	Oracle Corporation
95,000	2.500%, 5/15/2022	95,138
	Seagate HDD Cayman
535,000	4.750%, 1/1/2025	525,271
	Sensata Technologies BV
1,200,000	4.875%, 10/15/2023[j]	1,254,000
	Texas Instruments, Inc.
95,000	1.750%, 5/1/2020	94,165
	VMware, Inc.
141,000	2.300%, 8/21/2020	140,191

	Total	17,769,772

Transportation (0.4%)
	American Airlines Pass Through Trust
99,209	4.950%, 1/15/2023	105,581
	Avis Budget Car Rental, LLC
510,000	5.125%, 6/1/2022[j]	516,375
	Delta Air Lines, Inc.
57,508	4.950%, 5/23/2019	59,015
213,000	2.875%, 3/13/2020	214,418
	J.B. Hunt Transport Services, Inc.
95,000	3.300%, 8/15/2022	96,221
	Trinity Industries, Inc., Convertible
321,000	3.875%, 6/1/2036	505,374
	United Airlines Pass Through Trust
90,000	3.700%, 12/1/2022	91,893
	United Continental Holdings, Inc.
1,190,000	4.250%, 10/1/2022	1,192,975
	XPO Logistics, Inc.
850,000	6.500%, 6/15/2022[j]	887,187

	Total	3,669,039

Utilities (1.0%)
	Alabama Power Company
142,000	2.450%, 3/30/2022	141,092
	Ameren Corporation
90,000	2.700%, 11/15/2020	90,290
	Calpine Corporation
870,000	6.000%, 1/15/2022[j]	896,100
520,000	5.375%, 1/15/2023	506,350
	CenterPoint Energy, Inc.
142,000	2.500%, 9/1/2022	139,845
	Consolidated Edison, Inc.
142,000	2.000%, 3/15/2020	141,218
	Dominion Energy, Inc.
275,000	1.600%, 8/15/2019	271,946
282,000	2.579%, 7/1/2020	282,100
	Duke Energy Corporation
282,000	2.400%, 8/15/2022	277,026
	Dynegy, Inc.
1,200,000	7.375%, 11/1/2022	1,266,000
	Edison International
142,000	2.125%, 4/15/2020	140,747
	Emera U.S. Finance, LP
150,000	2.150%, 6/15/2019	149,403
	Exelon Generation Company, LLC
144,000	5.200%, 10/1/2019	150,811
213,000	2.950%, 1/15/2020	215,164
	FirstEnergy Corporation
214,000	2.850%, 7/15/2022	212,027
	Fortis, Inc.
250,000	2.100%, 10/4/2021	244,004
	Kinder Morgan Energy Partners, LP
141,000	9.000%, 2/1/2019	150,522
	NextEra Energy Capital Holdings, Inc.
120,000	2.300%, 4/1/2019	119,925
	NiSource Finance Corporation
295,000	5.450%, 9/15/2020	317,358
	Pinnacle West Capital Corporation
141,000	2.250%, 11/30/2020	140,323
	PPL Capital Funding, Inc.
350,000	3.500%, 12/1/2022	359,804
	PSEG Power, LLC
60,000	3.000%, 6/15/2021	60,522
	Southern Company
255,000	1.850%, 7/1/2019	253,433
141,000	2.350%, 7/1/2021	140,149
	Tallgrass Energy Partners, LP
1,550,000	5.500%, 1/15/2028[j]	1,568,910

	Total	8,235,069

	Total Long-Term Fixed Income (cost $390,775,025)	405,911,073

Shares	Common Stock (29.7%)
Consumer Discretionary (4.2%)
5,406	Amazon.com, Inc.[n]	6,322,155
48,173	American Axle & Manufacturing Holdings, Inc.[n]	820,386
2,300	AOKI Holdings, Inc.	33,742
900	Autobacs Seven Company, Ltd.	17,256
1,200	Bandai Namco Holdings, Inc.	39,168
8,747	Barratt Developments plc	76,304
11,640	Berkeley Group Holdings plc	659,589
2,908	Breville Group, Ltd.	28,496
14,500	Bridgestone Corporation	671,093
5,053	Burlington Stores, Inc.[n]	621,671
54,386	Caesars Entertainment Corporation[n]	687,983
484	Charter Communications, Inc.[n]	162,605
2,900	Chiyoda Company, Ltd.	77,860

The accompanying Notes to Financial Statements are an integral part of this schedule.

15

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Shares	Common Stock (29.7%)	Value
Consumer Discretionary (4.2%) - continued
1,000	Cie Generale des Etablissements Michelin	$143,055
104,229	Comcast Corporation	4,174,371
4,700	DCM Holdings Company, Ltd.	43,755
6,975	Dollar Tree, Inc.[n]	748,487
20,738	Eutelsat Communications	480,136
11,980	General Motors Company	491,060
6,400	Heiwa Corporation	120,070
47,100	Honda Motor Company, Ltd.	1,607,405
5,664	Hugo Boss AG	480,635
22,200	Inchcape plc	233,864
1,777	Ipsos SA	65,455
4,159	JM AB	94,743
553	Linamar Corporation	32,208
20,464	Marks and Spencer Group plc	86,821
10,584	Netflix, Inc.[n]	2,031,705
1,875	Nexity SA	111,533
3,152	Next plc	192,112
31,299	NIKE, Inc.	1,957,752
143,000	Nissan Motor Company, Ltd.	1,423,721
11,217	Nutrisystem, Inc.	590,014
39,929	Peugeot SA	811,005
1,315	Priceline Group, Inc.[n]	2,285,128
10,894	Restaurant Brands International, Inc.	669,763
6,500	Sangetsu Company, Ltd.	119,626
14,900	Sankyo Company, Ltd.	468,557
4,500	SHIMAMURA Company, Ltd.	494,368
15,187	Six Flags Entertainment Corporation	1,010,999
277	SSP Group plc	2,544
11,499	Starbucks Corporation	660,388
14,100	Sumitomo Rubber Industries, Ltd.	261,319
1,000	Takara Standard Company, Ltd.	16,126
19,582	Toll Brothers, Inc.	940,328
11,200	Toyoda Gosei Company, Ltd.	284,164
18,000	TV Asahi Holdings Corporation	361,074
24,693	Walt Disney Company	2,654,744
4,262	Wolters Kluwer NV	222,176
5,600	Yokohama Rubber Company, Ltd.	136,787

	Total	36,726,306

Consumer Staples (1.2%)
24,296	Altria Group, Inc.	1,734,977
5,800	Arcs Company, Ltd.	134,935
67,743	Cott Corporation	1,128,598
300	Earth Chemical Company, Ltd.	15,096
492	Ebro Foods SA	11,523
4,326	ForFarmers BV	54,189
7,686	Grieg Seafood ASA	67,501
1,746	Henkel AG & Company KGaA	209,078
1,100	Japan Tobacco, Inc.	35,424
4,100	Kewpie Corporation	109,239
5,300	Lawson, Inc.	352,204
9	Lindt & Spruengli AG	54,954
1,000	Ministop Company, Ltd.	21,596
19,902	Philip Morris International, Inc.	2,102,646
2,200	Seven & I Holdings Company, Ltd.	91,138
42,381	Unilever NV	2,386,170
36,122	Unilever plc	2,003,543

	Total	10,512,811

Energy (2.5%)
273,596	BP plc	1,919,350
9,305	Contura Energy, Inc.	552,531
43,050	Enbridge, Inc.	1,683,686
69,050	Enterprise Products Partners, LP	1,830,516
68,347	Halliburton Company	3,340,118
13,235	OMV AG	838,939
32,250	ONEOK, Inc.	1,723,762
22,920	Parsley Energy, Inc.[n]	674,765
20,360	Pioneer Natural Resources Company	3,519,226
19,438	Repsol SA	343,205
12,368	Royal Dutch Shell plc	412,163
4,665	Royal Dutch Shell plc, Class A	155,732
27,447	Royal Dutch Shell plc, Class B	924,249
5,140	TGS Nopec Geophysical Company ASA	121,700
12,372	Total SA	682,932
12,372	Total SA Rights[c,n]	1
60,000	Williams Companies, Inc.	1,829,400
56,098	WPX Energy, Inc.[n]	789,299

	Total	21,341,574

Financials (4.7%)
13,388	ABN AMRO Group NVj	431,640
2,628	Affiliated Managers Group, Inc.	539,397
1,000	Aozora Bank, Ltd.	38,802
314,379	Apollo Investment Corporation	1,779,385
196,782	Ares Capital Corporation	3,093,413
3,000	ASX, Ltd.	128,062
26,696	Australia & New Zealand Banking Group, Ltd.	595,562
87,867	Aviva plc	599,280
57,363	Banco Bilbao Vizcaya Argentaria SA	487,482
22,982	Bank of America Corporation	678,429
14,939	Bank of Nova Scotia	964,083
16,541	Bank of the Ozarks	801,412
13,507	CI Financial Corporation	319,891
28,064	Citigroup, Inc.	2,088,242
23,143	CNP Assurances	533,846
8,599	Danske Bank AS	334,690
85,840	Direct Line Insurance Group plc	441,714
51,920	E*TRADE Financial Corporation[n]	2,573,674
1,880	Euronext NVj	116,614
81,470	FlexiGroup, Ltd.	109,176
7,510	FNF Group	294,692
8,673	Genworth MI Canada, Inc.	300,140
8,405	Goldman Sachs Group, Inc.	2,141,258
186,442	Golub Capital BDC, Inc.	3,393,244
5,838	Hannover Rueckversicherung SE	732,456
5,278	Hargreaves Lansdown plc	128,180
3,500	Hokuhoku Financial Group, Inc.	54,535
246,646	HSBC Holdings plc	2,547,372
9,430	Huntington Bancshares, Inc.	137,301
9,722	IBERIABANK Corporation	753,455
3,023	Intact Financial Corporation	252,494
8,094	Interactive Brokers Group, Inc.	479,246
6,794	Jupiter Fund Management plc	57,487
45,893	KeyCorp	925,662
3,550	Macquarie Group, Ltd.	274,574
514	Markel Corporation[n]	585,513
109,080	Medibank Private, Ltd.	279,336
23,377	MetLife, Inc.	1,181,941
198,900	Mizuho Financial Group, Inc.	359,629
586	Muenchener Rueckversicherungs- Gesellschaft AG	126,546
9,929	National Bank of Canada	495,423
22,026	Nordea Bank AB	266,690
61,040	Old Mutual plc	190,951
4,192	Pargesa Holding SA	363,091
5,690	Plus500, Ltd.	69,690
9,797	Power Corporation of Canada	252,290

The accompanying Notes to Financial Statements are an integral part of this schedule.

16

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Shares	Common Stock (29.7%)	Value
Financials (4.7%) - continued
51,466	Santander Consumer USA Holdings Inc.	$958,297
6,139	Schroders plc	290,597
7,362	SCOR SE	295,904
37,900	Senshu Ikeda Holdings, Inc.	139,477
3,485	Societe Generale	179,671
20,805	State Street Corporation	2,030,776
3,672	Sydbank AS	147,802
64,190	Synchrony Financial	2,478,376
6,436	TD Ameritrade Holding Corporation	329,073
368	TMX Group, Ltd.	20,622
517	Vienna Insurance Group AG Wiener Versicherung Gruppe	15,949
854	Wells Fargo & Company	51,812
15,902	Zions Bancorporation	808,299
74	Zurich Insurance Group AG	22,499

	Total	41,067,144

Health Care (3.0%)
18,900	Acadia Healthcare Company, Inc.[n]	616,707
6,873	Anthem, Inc.	1,546,494
65,600	Astellas Pharmaceutical, Inc.	833,335
19,157	Celgene Corporation[n]	1,999,224
9,800	CIGNA Corporation	1,990,282
2,374	Danaher Corporation	220,355
55,546	GlaxoSmithKline plc ADR	1,970,216
48,037	Hologic, Inc.[n]	2,053,582
463	Le Noble Age SA	32,721
25,307	Medtronic plc	2,043,540
8,882	Merck KGaA	953,363
21,957	Novartis AG	1,847,737
46,702	Novo Nordisk AS	2,509,555
3,972	Sarepta Therapeutics, Inc.[n]	221,002
3,849	Teleflex, Inc.	957,708
26,417	UnitedHealth Group, Inc.	5,823,892
4,033	Waters Corporation[n]	779,135

	Total	26,398,848

Industrials (3.1%)
11,105	Adecco SA	848,645
2,900	Asahi Glass Company, Ltd.	125,351
13,239	Atlas Copco AB	507,412
11,403	Brink’s Company	897,416
18,794	Caterpillar, Inc.	2,961,558
900	Central Glass Company, Ltd.	19,069
28,660	CSX Corporation	1,576,587
3,000	Dai Nippon Printing Company, Ltd.	66,790
29,120	Delta Air Lines, Inc.	1,630,720
5,082	Deutsche Lufthansa AG	186,629
6,040	Dycom Industries, Inc.[n]	673,037
21,730	Eaton Corporation plc	1,716,887
3,423	Ferguson plc	245,647
2,262	Finning International, Inc.	57,081
40,094	GWA Group, Ltd.	88,648
2,900	Hitachi Transport System, Ltd.	75,462
17,746	Honeywell International, Inc.	2,721,527
4,700	Inaba Denki Sangyo Company, Ltd.	219,187
64,600	ITOCHU Corporation	1,204,242
2,185	Loomis AB	91,789
10,700	Marubeni Corporation	77,358
11,233	Masonite International Corporation[n]	832,927
26,364	Meggitt plc	171,191
5,684	Middleby Corporation[n]	767,056
8,000	Mitsuboshi Belting, Ltd.	109,679
25,386	Monadelphous Group, Ltd.	342,607
15,579	National Express Group plc	80,118
13,000	Nitto Kogyo Corporation	208,299
4,751	Northgate plc	24,455
7,970	Oshkosh Corporation	724,393
36,810	PageGroup plc	231,938
34,234	RELX NV	786,847
21,688	RELX plc	508,544
1,550	Rockwool International AS	439,417
13,992	Saia, Inc.[n]	989,934
3,625	Schindler Holding AG, Participation Certificate	833,716
6,420	Siemens AG	888,896
34,210	SKF AB	760,002
10,300	Smiths Group plc	206,715
6,200	Sojitz Corporation	18,995
2,059	Spirax-Sarco Engineering plc	155,670
1,471	Sulzer, Ltd.	178,431
1,800	Taikisha, Ltd.	60,749
5,100	Toppan Forms Company, Ltd.	57,628
7,683	Transcontinental, Inc.	151,826
6,000	Tsubakimoto Chain Company	48,411
8,779	Vinci SA	896,260
4,418	WABCO Holdings, Inc.[n]	633,983
2,674	WSP Global, Inc.	127,446
3,495	YIT Oyj	26,712
2,100	Yuasa Trading Company, Ltd.	76,217

	Total	27,330,104

Information Technology (4.7%)
3,324	Alliance Data Systems Corporation	842,567
2,320	Alphabet, Inc., Class An	2,443,888
2,047	Alphabet, Inc., Class Cn	2,141,981
35,023	Apple, Inc.	5,926,942
8,460	Belden, Inc.	652,858
256	BKW FMB Energie	15,200
6,900	Canon, Inc.	257,081
9,500	Capgemini SA	1,125,195
3,887	Capital Power Corporation	75,730
31,079	Ciena Corporation[n]	650,483
74,592	Cisco Systems, Inc.	2,856,874
13,610	Dolby Laboratories, Inc.	843,820
5,971	F5 Networks, Inc.[n]	783,515
15,280	Facebook, Inc.[n]	2,696,309
25,312	Juniper Networks, Inc.	721,392
26,500	Konica Minolta Holdings, Inc.	254,265
1,500	Kulicke and Soffa Industries, Inc.[n]	36,502
3,338	Lam Research Corporation	614,426
33,530	Microsoft Corporation	2,868,156
6,800	NEC Networks & System Integration Corporation	178,543
8,835	New Relic, Inc.[n]	510,398
4,936	NVIDIA Corporation	955,116
8,672	NXP Semiconductors NVn	1,015,404
40,830	PayPal Holdings, Inc.[n]	3,005,905
11,777	Red Hat, Inc.[n]	1,414,418
11,570	Salesforce.com, Inc.[n]	1,182,801
1,560	SMA Solar Technology AG	67,047
2,600	TE Connectivity, Ltd.	247,104
42,770	Twitter, Inc.[n]	1,026,908
31,230	Visa, Inc.	3,560,845
22,684	Xilinx, Inc.	1,529,355

	Total	40,501,028

Materials (1.3%)
3,600	Adeka Corporation	63,320

The accompanying Notes to Financial Statements are an integral part of this schedule.

17

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Shares	Common Stock (29.7%)	Value
Materials (1.3%) - continued
4,866	APERAM	$249,981
1,940	Ashland Global Holdings, Inc.	138,128
12,206	BASF SE	1,338,158
6,130	BHP Billiton plc	123,950
33,036	BHP Billiton, Ltd.	758,867
4,870	Crown Holdings, Inc.[n]	273,937
29,000	Daicel Corporation	329,101
1,846	Eagle Materials, Inc.	209,152
17,840	Evonik Industries AG	670,054
3,209	FMC Corporation	303,764
13,109	Granges AB	134,441
5,400	JSR Corporation	106,079
13,000	Kaneka Corporation	118,489
26,000	Kuraray Company, Ltd.	489,526
14,800	Kyoei Steel, Ltd.	281,756
20,132	Mondi plc	523,203
4,374	Neenah, Inc.	396,503
800	Nippon Shokubai Company, Ltd.	53,928
82,353	Norsk Hydro ASA	624,303
4,050	Packaging Corporation of America	488,228
2,321	Rio Tinto, Ltd.	136,463
4,970	Sensient Technologies Corporation	363,556
5,888	Solvay SA	818,645
8,200	Toagosei Company, Ltd.	104,091
37,180	UPM-Kymmene Oyj	1,154,244
7,274	Valvoline, Inc.	182,286
30,774	Verso Corporation[n]	540,699
2,300	Yamato Kogyo Company, Ltd.	66,620

	Total	11,041,472

Real Estate (4.0%)
2,550	Acadia Realty Trust	69,768
800	Agree Realty Corporation	41,152
1,300	Alexander & Baldwin, Inc.	36,062
8,960	Alexandria Real Estate Equities, Inc.	1,170,086
9,014	Alstria Office REIT AG	139,301
1,300	American Assets Trust, Inc.	49,712
4,050	American Campus Communities, Inc.	166,171
18,789	American Tower Corporation	2,680,627
4,750	Apartment Investment & Management Company	207,622
1,300	Armada Hoffler Properties, Inc.	20,189
3,445	Artis Real Estate Investment Trust	38,643
4,100	AvalonBay Communities, Inc.	731,481
6,632	Boston Properties, Inc.	862,359
31,749	British Land Company plc	295,689
10,577	Camden Property Trust	973,719
2,200	CareTrust REIT, Inc.	36,872
5,100	CBL & Associates Properties, Inc.	28,866
2,400	Cedar Realty Trust, Inc.	14,592
1,300	Chatham Lodging Trust	29,588
1,738	Chesapeake Lodging Trust	47,082
500	Community Healthcare Trust, Inc.	14,050
3,400	CoreCivic, Inc.	76,500
1,050	CoreSite Realty Corporation	119,595
3,050	Corporate Office Properties Trust	89,060
12,461	Cousins Properties, Inc.	115,264
16,908	Crown Castle International Corporation	1,876,957
2,650	CyrusOne, Inc.	157,755
300	Daito Trust Construction Company, Ltd.	61,119
2,800	DCT Industrial Trust, Inc.	164,584
65,601	DEXUS Property Group	497,818
5,975	DiamondRock Hospitality Company	67,458
6,098	Digital Realty Trust, Inc.	694,562
4,700	Douglas Emmett, Inc.	192,982
35,896	Duke Realty Corporation	976,730
1,300	Easterly Government Properties, Inc.	27,742
986	EastGroup Properties, Inc.	87,143
2,200	Education Realty Trust, Inc.	76,824
1,979	EPR Properties	129,545
3,158	Equinix, Inc.	1,431,269
14,502	Equity Residential	924,793
1,900	Essex Property Trust, Inc.	458,603
3,850	Extra Space Storage, Inc.	336,683
2,200	Federal Realty Investment Trust	292,182
3,650	First Industrial Realty Trust, Inc.	114,865
1,800	Four Corners Property Trust, Inc.	46,260
3,100	Franklin Street Properties Corporation	33,294
52,790	General Growth Properties, Inc.	1,234,758
3,750	GEO Group, Inc.	88,500
900	Getty Realty Corporation	24,444
2,900	Government Properties Income Trust	53,766
45,000	Hang Lung Properties, Ltd.	109,619
14,000	HCP, Inc.	365,120
3,800	Healthcare Realty Trust, Inc.	122,056
1,100	Hersha Hospitality Trust	19,140
3,100	Highwoods Properties, Inc.	157,821
4,900	Hospitality Properties Trust	146,265
42,282	Host Hotels & Resorts, Inc.	839,298
75,000	Hysan Development Company, Ltd.	397,902
2,400	Independence Realty Trust, Inc.	24,216
8,400	Iron Mountain, Inc.	316,932
2,790	JBG SMITH Properties	96,897
2,900	Kilroy Realty Corporation	216,485
12,659	Kimco Realty Corporation	229,761
2,400	Kite Realty Group Trust	47,040
2,470	Lamar Advertising Company	183,373
3,300	LaSalle Hotel Properties	92,631
6,400	Lexington Realty Trust	61,760
4,400	Liberty Property Trust	189,244
1,364	Life Storage, Inc.	121,491
1,100	LTC Properties, Inc.	47,905
3,300	Macerich Company	216,744
2,650	Mack-Cali Realty Corporation	57,134
10,850	Medical Properties Trust, Inc.	149,513
3,366	Mid-America Apartment Communities, Inc.	338,485
4,600	National Retail Properties, Inc.	198,398
1,566	National Storage Affiliates Trust	42,689
5,850	Omega Healthcare Investors, Inc.	161,109
2,000	Pennsylvania REIT	23,780
1,200	Potlatch Corporation	59,880
21,482	Prologis, Inc.	1,385,804
500	PS Business Parks, Inc.	62,545
5,842	Public Storage, Inc.	1,220,978
2,800	Quality Care Properties, Inc.[n]	38,668
2,300	Ramco-Gershenson Properties Trust	33,879
3,800	Rayonier, Inc. REIT	120,194
8,410	Realty Income Corporation	479,538
4,480	Regency Centers Corporation	309,926
3,250	Retail Opportunity Investments Corporation	64,838
23,000	Road King Infrastructure, Ltd.	39,628
5,266	Sabra Health Care REIT, Inc.	98,843
300	Saul Centers, Inc.	18,525
3,400	SBA Communications Corporation[n]	555,424
7,026	Senior Housing Property Trust	134,548
12,357	Simon Property Group, Inc.	2,122,191
3,000	SL Green Realty Corporation	302,790

The accompanying Notes to Financial Statements are an integral part of this schedule.

18

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Shares	Common Stock (29.7%)	Value
Real Estate (4.0%) - continued
113,605	Stockland	$396,293
3,160	Summit Hotel Properties, Inc.	48,127
19,000	Sun Hung Kai Properties, Ltd.	316,332
7,500	Swire Pacific, Ltd.	69,392
2,783	Tanger Factory Outlet Centers, Inc.	73,777
1,900	Taubman Centers, Inc.	124,317
7,950	UDR, Inc.	306,234
4,900	Uniti Group, Inc.	87,171
300	Universal Health Realty Income Trust	22,533
3,100	Urban Edge Properties	79,019
900	Urstadt Biddle Properties, Inc.	19,566
10,500	Ventas, Inc.	630,105
7,370	Vornado Realty Trust	576,187
5,500	Washington Prime Group, Inc.	39,160
3,600	Weingarten Realty Investors	118,332
10,980	Welltower, Inc.	700,195
22,400	Weyerhaeuser Company	789,824
1,100	Whitestone REIT	15,851
55,400	Wing Tai Holdings, Ltd.	94,442

	Total	34,632,550

Telecommunications Services (0.6%)
7,661	Freenet AG	282,665
161,636	KCOM Group plc	198,046
16,100	Nippon Telegraph & Telephone Corporation	756,927
74,700	NTT DOCOMO, Inc.	1,766,207
20,826	TDC AS	127,983
51,960	Telenor ASA	1,112,297
20,960	Zayo Group Holdings, Inc.[n]	771,328

	Total	5,015,453

Utilities (0.4%)
2,106	Canadian Utilities, Ltd.	62,677
22,700	Chubu Electric Power Company, Inc.	281,564
73,130	Dynegy, Inc.[n]	866,590
1,000	Electric Power Development Company, Ltd.	26,900
556	Elia System Operator SA	31,955
30,158	MDU Resources Group, Inc.	810,647
37,100	Osaka Gas Company, Ltd.	713,409
13,654	Redes Energeticas Nacionais SGPS SA	40,613
12,300	Tokyo Gas Company, Ltd.	281,036
2,100	Verbund AG	50,609

	Total	3,166,000

	Total Common Stock (cost $221,280,693)	257,733,290

Shares	Registered Investment Companies (4.0%)
Affiliated Fixed Income Holdings (3.0%)
2,662,903	Thrivent Core Emerging Markets Debt Fund	26,336,107

	Total	26,336,107

Equity Funds/Exchange Traded Funds (1.0%)
8,962	Altaba, Inc.[n]	625,996
6,753	iShares MSCI EAFE Index Fund	474,803
75,362	Materials Select Sector SPDR Fund	4,561,662
6,353	Powershares S&P SmallCap Information Technology Portfolio	486,005
53,371	Utilities Select Sector SPDR Fund	2,811,584

	Total	8,960,050

Fixed Income Funds/Exchange Traded Funds (<0.1%)
1,755	Vanguard Short-Term Corporate Bond ETF	139,172

	Total	139,172

	Total Registered Investment Companies (cost $34,264,631)	35,435,329

Shares	Preferred Stock (2.3%)
Consumer Staples (0.5%)
8,608	Bunge, Ltd., Convertible, 4.875%[k]	895,577
31,000	CHS, Inc., 6.750%[b,k]	820,570
48,800	CHS, Inc., 7.100%[b,k]	1,335,168
8,225	Henkel AG & Company KGaA, 1.620%	1,086,153

	Total	4,137,468

Energy (0.1%)
6,912	Alpha Natural Resources, Inc., 0.000%[n]	158,976
6,912	ANR Holdings, Inc., 0.000%[n]	43,200
34,325	NuStar Logistics, LP, 7.625%[b]	858,125

	Total	1,060,301

Financials (1.5%)
8,335	Agribank FCB, 6.875%[b,k]	912,683
54,977	Annaly Capital Management, Inc., 7.500%[k]	1,394,217
44,780	Citigroup, Inc., 6.875%[b,k]	1,277,573
35,980	Citigroup, Inc., 7.750%[b]	988,730
12,970	CoBank ACB, 6.250%*,b,k	1,404,002
20,947	Federal National Mortgage Association, 0.000%[k,n]	184,334
60,150	GMAC Capital Trust I, 7.201%[b]	1,560,892
40,200	Goldman Sachs Group, Inc., 5.500%[b,k]	1,065,702
27,084	Morgan Stanley, 7.125%[b,k]	784,353
9,175	PNC Financial Services Group, Inc., 6.125%[b,k]	259,652
39,100	U.S. Bancorp, 6.500%[b,k]	1,103,402
1,739	Wells Fargo & Company, Convertible, 7.500%[k]	2,278,073

	Total	13,213,613

Health Care (0.1%)
9,768	Becton Dickinson and Company, Convertible, 6.125%	565,567

	Total	565,567

The accompanying Notes to Financial Statements are an integral part of this schedule.

19

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Shares	Preferred Stock (2.3%)	Value
Industrials (0.1%)
4,915	Stanley Black & Decker, Inc., Convertible, 5.375%	$603,316

	Total	603,316

	Total Preferred Stock (cost $18,355,040)	19,580,265

Shares	Collateral Held for Securities Loaned (0.1%)
1,281,880	Thrivent Cash Management Trust	1,281,880

	Total Collateral Held for Securities Loaned (cost $1,281,880)	1,281,880

Shares or Principal Amount	Short-Term Investments (11.7%)
	Federal Home Loan Bank Discount Notes
100,000	1.180%, 1/10/2018[o,p]	99,972
100,000	1.096%, 1/17/2018[o,p]	99,946
100,000	1.130%, 1/23/2018[o,p]	99,925
1,800,000	1.300%, 2/16/2018[o,p]	1,797,030
100,000	1.330%, 3/12/2018[o,p]	99,741
	Thrivent Core Short-Term Reserve Fund
9,914,710	1.510%	99,147,097

	Total Short-Term Investments (cost $101,343,702)	101,343,711

	Total Investments (cost $879,271,476) 107.4%	$932,690,434

	Other Assets and Liabilities, Net (7.4%)	(63,927,623)

	Total Net Assets 100.0%	$868,762,811

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes variable rate securities. The rate shown is as of December 31, 2017.
c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	Denotes payment-in-kind security. The security paid an interest or dividend payment with additional fixed income or equity securities in lieu of, or in addition to a cash payment. The cash rate and/or payment-in-kind rate shown are as of December 31, 2017.
g	Defaulted security. Interest is not being accrued.
h	In bankruptcy. Interest is not being accrued.
i	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2017.
j	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2017, the value of these investments was $95,984,048 or 11.0% of total net assets.
k	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
l	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
m	All or a portion of the security is on loan.
n	Non-income producing security.
o	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
p	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Diversified Income Plus Fund as of December 31, 2017 was $29,990,259 or 3.5% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2017.

Security	Acquisition Date	Cost
AJAX Mortgage Loan Trust, 4/25/2057	5/19/2017	$1,168,998
ALM XI Ltd., 10/17/2026	4/28/2017	1,475,000
Angel Oak Mortgage Trust, 11/25/2045	12/10/2015	194,822
Apidos CLO XVIII, 7/22/2026	4/4/2017	900,000
BlueMountain CLO, Ltd., 10/15/2026	4/10/2017	1,950,479
CLUB Credit Trust, 4/17/2023	6/14/2017	1,124,995
CoBank ACB, 6.250%, 10/1/2022	10/1/2012	1,311,220
COLT Mortgage Loan Trust, 9/25/2046	9/9/2016	614,351
Digicel, Ltd., 4/15/2021	6/9/2014	1,423,914
Foundation Finance Trust, 7/15/2033	12/6/2017	1,649,761

The accompanying Notes to Financial Statements are an integral part of this schedule.

20

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Security	Acquisition Date	Cost
GCAT, LLC, 3/25/2047	3/22/2017	$494,907
Liberty Mutual Group, Inc., 6/15/2058	1/12/2009	1,047,730
Madison Park Funding XIV, Ltd., 7/20/2026	4/13/2017	1,950,000
Mariner Finance Issuance Trust, 2/20/2029	2/16/2017	1,399,724
Murray Hill Marketplace Trust, 11/25/2022	10/6/2016	31,007
NRZ Advance Receivables Trust Advance Receivables Backed, 6/15/2049	6/23/2016	999,998
Oak Hill Advisors Residential Loan Trust, 6/25/2057	8/8/2017	1,594,534
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	1,350,000
Preston Ridge Partners Mortgage Trust, LLC, 1/25/2022	1/24/2017	996,280
Preston Ridge Partners Mortgage Trust, LLC, 9/25/2022	9/27/2017	1,146,267
Pretium Mortgage Credit Partners, LLC, 4/29/2032	3/31/2017	1,229,769
RCO 2017-INV1 Trust, 11/25/2052	11/6/2017	2,014,786
Sunset Mortgage Loan Company, LLC, 6/15/2047	6/15/2017	915,174
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	264,333
Sunset Mortgage Loan Company, LLC, 9/18/2045	10/2/2015	441,544
Voya CLO 4, Ltd., 10/14/2026	6/16/2017	1,650,000

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Diversified Income Plus Fund as of December 31, 2017:

Securities Lending Transactions

Taxable Debt Security	$1,223,480

Total lending	$1,223,480
Gross amount payable upon return of collateral for securities loaned	$1,281,880

Net amounts due to counterparty	$58,400

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund
PIK	-	Payment-In-Kind
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
CMT 1Y	-	Constant Maturity Treasury Yield 1 Year
COF 11	-	11th District Cost of Funds
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 6M	-	ICE Libor USD Rate 6 Month
USISDA 10Y	-	ICE Swap USD Rate 10 Year

The accompanying Notes to Financial Statements are an integral part of this schedule.

21

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (9.9%)[a]	Value
Basic Materials (0.9%)
	Arch Coal, Inc., Term Loan
$64,674	4.819%, (LIBOR 1M + 3.250%), 3/7/2024[b]	$65,095
	Big River Steel, LLC, Term Loan
64,838	6.693%, (LIBOR 3M + 5.000%), 8/15/2023[b,c]	65,324
	Chemours Company, Term Loan
53,439	4.070%, (LIBOR 1M + 2.500%), 5/12/2022[b]	53,817
	CONSOL Mining Corporation, Term Loan
70,000	7.470%, (LIBOR 3M + 6.000%), 10/30/2022[b]	70,758
	Contura Energy, Inc., Term Loan
111,262	6.630%, (LIBOR 2M + 5.000%), 3/17/2024[b]	109,594
	Ineos Finance, LLC, Term Loan
195,000	3.569%, (LIBOR 1M + 2.000%), 3/31/2024[b]	195,000
	Peabody Energy Corporation, Term Loan
71,526	5.069%, (LIBOR 1M + 3.500%), 3/31/2022[b]	72,442
	Tronox Finance, LLC, Term Loan
101,163	4.693%, (LIBOR 3M + 3.000%), 9/14/2024[b]	101,740
43,837	4.693%, (LIBOR 3M + 3.000%), 9/14/2024[b]	44,088

	Total	777,858

Capital Goods (0.6%)
	Advanced Disposal Services, Inc., Term Loan
54,859	3.739%, (LIBOR 1W + 2.250%), 11/10/2023[b]	54,958
	Cortes NP Intermediate Holding II Corporation, Term Loan
167,116	5.350%, (LIBOR 1M + 4.000%), 11/30/2023[b]	166,837
	Navistar, Inc., Term Loan
115,000	4.900%, (LIBOR 1M + 3.500%), 11/3/2024[b]	115,323
	Reynolds Group Holdings, Inc., Term Loan
54,314	4.319%, (LIBOR 1M + 2.750%), 2/5/2023[b]	54,539
	Sterigenics-Nordion Holdings, LLC, Term Loan
119,100	4.569%, (LIBOR 1M + 3.000%), 5/15/2022[b]	119,001

	Total	510,658

Communications Services (3.0%)
	Altice Financing SA, Term Loan
59,700	4.109%, (LIBOR 3M + 2.750%), 7/15/2025[b]	58,399
	Altice US Finance I Corporation, Term Loan
74,625	3.819%, (LIBOR 1M + 2.250%), 7/14/2025[b]	74,268
	Atlantic Broadband Penn, LLC, Term Loan
57,670	3.850%, (LIBOR 1M + 2.500%), 11/30/2019[b]	57,622
	CBS Radio, Inc., Term Loan
25,000	4.172%, (LIBOR 3M + 2.750%), 10/17/2023[b]	25,114
	Cengage Learning Acquisitions, Term Loan
136,675	5.710%, (LIBOR 1M + 4.250%), 6/7/2023[b]	130,182
	Charter Communications Operating, LLC, Term Loan
55,000	0.000%, (LIBOR 1M + 2.000%), 4/13/2025[b,d,e]	55,020
	Coral-US Co-Borrower, LLC, Term Loan
260,000	5.069%, (LIBOR 1M + 3.500%), 11/19/2024[b]	260,122
	CSC Holdings, LLC, Term Loan
74,625	3.741%, (LIBOR 1M + 2.250%), 7/17/2025[b]	74,275
	Frontier Communications Corporation, Term Loan
114,425	5.320%, (LIBOR 1M + 3.750%), 6/1/2024[b]	109,562
	Gray Television, Inc., Term Loan
59,400	3.611%, (LIBOR 1M + 2.250%), 2/7/2024[b]	59,697
	Hargray Merger Subsidiary Corporation, Term Loan
74,700	4.569%, (LIBOR 1M + 3.000%), 3/24/2024[b]	74,812
	IMG Worldwide, Inc., Term Loan
50,000	8.630%, (LIBOR 3M + 7.250%), 5/6/2022[b,c]	50,000
	Intelsat Jackson Holdings SA, Term Loan
70,000	5.212%, (LIBOR 2M + 3.750%), 11/27/2023[b,e]	68,475
	Level 3 Financing, Inc., Term Loan
200,000	3.696%, (LIBOR 3M + 2.250%), 2/22/2024[b]	200,000
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
145,000	4.859%, (LIBOR 3M + 3.500%), 1/7/2022[b]	140,287
	McGraw-Hill Global Education Holdings, LLC, Term Loan
113,275	5.569%, (LIBOR 1M + 4.000%), 5/4/2022[b]	112,898
	Mediacom Illinois, LLC, Term Loan
54,587	3.740%, (LIBOR 1W + 2.250%), 2/15/2024[b]	54,758
	NEP/NCP Holdco, Inc., Term Loan
94,282	4.819%, (LIBOR 1M + 3.250%), 7/21/2022[b]	94,400
	SBA Senior Finance II, LLC, Term Loan
96,500	3.820%, (LIBOR 1M + 2.250%), 3/24/2021[b]	96,714
	SFR Group SA, Term Loan
54,725	4.130%, (LIBOR 3M + 2.750%), 6/22/2025[b]	52,180

The accompanying Notes to Financial Statements are an integral part of this schedule.

22

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (9.9%)[a]	Value
Communications Services (3.0%) - continued
	Sinclair Television Group, Inc., Term Loan
$190,000	0.000%, (LIBOR 3M + 2.500%), 12/12/2024[b,d,e]	$189,645
	Sprint Communications, Inc., Term Loan
208,425	4.125%, (LIBOR 1M + 2.500%), 2/2/2024[b]	208,269
	TNS, Inc., Term Loan
132,025	5.432%, (LIBOR 2M + 4.000%), 8/14/2022[b]	132,163
	Unitymedia Finance, LLC, Term Loan
135,000	0.000%, (LIBOR 3M + 2.250%), 1/20/2026[b,d,e]	134,625
	Univision Communications, Inc., Term Loan
87,764	4.319%, (LIBOR 1M + 2.750%), 3/15/2024[b]	87,422
	Virgin Media Bristol, LLC, Term Loan
140,000	3.977%, (LIBOR 1M + 2.500%), 1/31/2026[b]	139,913

	Total	2,740,822

Consumer Cyclical (1.1%)
	Amaya Holdings BV, Term Loan
157,554	5.193%, (LIBOR 3M + 3.500%), 8/1/2021[b]	158,342
	Boyd Gaming Corporation, Term Loan
46,264	3.975%, (LIBOR 1W + 2.500%), 9/15/2023[b]	46,495
	Ceridian HCM Holding, Inc., Term Loan
41,722	5.052%, (LIBOR 1M + 3.500%), 9/15/2020[b]	41,809
	Eldorado Resorts, Inc., Term Loan
32,991	3.769%, (LIBOR 1M + 2.250%), 4/17/2024[b]	32,991
	Golden Nugget, Inc., Term Loan
129,345	4.770%, (LIBOR 1M + 3.250%), 10/4/2023[b]	130,235
	Michaels Stores, Inc., Term Loan
55,476	4.288%, (LIBOR 1M + 2.750%), 1/28/2023[b]	55,456
	Mohegan Tribal Gaming Authority, Term Loan
118,800	5.618%, (LIBOR 1M + 4.000%), 10/13/2023[b]	119,710
	Scientific Games International, Inc., Term Loan
244,388	4.704%, (LIBOR 2M + 3.250%), 8/14/2024[b]	246,220
	Seminole Hard Rock Entertainment, Inc., Term Loan
144,697	4.443%, (LIBOR 3M + 2.750%), 5/14/2020[b]	145,421

	Total	976,679

Consumer Non-Cyclical (1.6%)
	Air Medical Group Holdings, Inc., Term Loan
223,120	5.675%, (LIBOR 1M + 4.000%), 4/28/2022[b]	222,952
45,000	0.000%, (LIBOR 1M + 4.000%), 9/26/2024[b,d,e]	45,085
	Albertson’s, LLC, Term Loan
214,461	4.319%, (LIBOR 1M + 2.750%), 8/25/2021[b,e]	210,000
	Burlington Coat Factory Warehouse Corporation, Term Loan
104,738	4.000%, (LIBOR 1M + 2.500%), 11/9/2024[b]	104,803
	CHS/Community Health Systems, Inc., Term Loan
6,928	4.229%, (LIBOR 3M + 2.750%), 12/31/2019[b]	6,701
103,690	4.479%, (LIBOR 3M + 3.000%), 1/27/2021[b]	98,815
	Endo Luxembourg Finance Company I SARL., Term Loan
79,600	5.875%, (LIBOR 1M + 4.250%), 4/27/2024[b]	79,998
	Grifols Worldwide Operations USA, Inc., Term Loan
89,325	3.739%, (LIBOR 1W + 2.250%), 1/23/2025[b]	89,461
	JBS USA LUX SA, Term Loan
178,650	4.100%, (LIBOR 3M + 2.500%), 10/30/2022[b]	175,390
	Libbey Glass, Inc., Term Loan
109,261	4.432%, (LIBOR 1M + 3.000%), 4/9/2021[b]	104,754
	Ortho-Clinical Diagnostics, Inc., Term Loan
125,682	5.443%, (LIBOR 3M + 3.750%), 6/30/2021[b]	125,874
	Revlon Consumer Products Corporation, Term Loan
64,836	5.069%, (LIBOR 1M + 3.500%), 9/7/2023[b]	47,999
	Valeant Pharmaceuticals International, Inc., Term Loan
170,474	4.940%, (LIBOR 3M + 3.500%), 4/1/2022b,[d,e]	172,778

	Total	1,484,610

Energy (0.5%)
	Houston Fuel Oil Terminal, LLC, Term Loan
58,934	5.190%, (LIBOR 3M + 3.500%), 8/19/2021[b]	59,450
	MEG Energy Corporation, Term Loan
59,550	5.200%, (LIBOR 3M + 3.500%), 12/31/2023[b]	59,567
	MRC Global US, Inc., Term Loan
50,000	5.069%, (LIBOR 1M + 3.500%), 9/15/2024[b]	50,406
	Pacific Drilling SA, Term Loan
66,067	0.000%, (LIBOR 3M + 3.500%), 6/3/2018[b,f,g]	26,229
	Radiate Holdco, LLC, Term Loan
225,000	0.000%, (LIBOR 3M + 3.000%), 2/1/2024[b,d,e]	223,112

	Total	418,764

The accompanying Notes to Financial Statements are an integral part of this schedule.

23

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (9.9%)[a]	Value
Financials (0.7%)
	ASP AMC Merger Sub, Inc., Term Loan
$167,185	5.193%, (LIBOR 3M + 3.500%), 4/13/2024[b]	$166,819
	Avolon TLB Borrower 1 US, LLC, Term Loan
139,300	3.751%, (LIBOR 1M + 2.250%), 4/3/2022[b]	138,181
	Colorado Buyer, Inc., Term Loan
94,525	4.380%, (LIBOR 3M + 3.000%), 5/1/2024[b]	95,057
50,000	8.630%, (LIBOR 3M + 7.250%), 5/1/2025[b]	50,437
	DJO Finance, LLC, Term Loan
58,650	4.701%, (LIBOR 3M + 3.250%), 6/7/2020[b]	57,781
	Gartner, Inc., Term Loan
24,813	3.569%, (LIBOR 1M + 2.000%), 4/5/2024[b]	24,875
	MoneyGram International, Inc., Term Loan
96,341	4.943%, (LIBOR 3M + 3.250%), 3/28/2020[b]	96,130

	Total	629,280

Technology (0.9%)
	First Data Corporation, Term Loan
235,000	3.802%, (LIBOR 1M + 2.250%), 4/26/2024[b]	235,042
	Harland Clarke Holdings Corporation, Term Loan
142,363	6.443%, (LIBOR 3M + 4.750%), 10/31/2023[b]	142,837
	Micron Technology, Inc., Term Loan
59,848	3.390%, (LIBOR 3M + 2.000%), 4/26/2022[b]	60,353
	Rackspace Hosting, Inc., Term Loan
129,537	4.385%, (LIBOR 3M + 3.000%), 11/3/2023[b]	129,393
	Western Digital Corporation, Term Loan
179,550	3.569%, (LIBOR 1M + 2.000%), 4/29/2023[b]	180,134
	Zayo Group, LLC, Term Loan
114,138	3.552%, (LIBOR 1M + 2.000%), 1/19/2021[b]	114,382

	Total	862,141

Transportation (0.3%)
	Arctic LNG Carriers, Ltd., Term Loan
179,100	6.069%, (LIBOR 1M + 4.500%), 5/18/2023[b]	180,332
	OSG Bulk Ships, Inc., Term Loan
32,014	5.650%, (LIBOR 3M + 4.250%), 8/5/2019[b,c]	30,814
	XPO Logistics, Inc., Term Loan
90,000	3.599%, (LIBOR 3M + 2.250%), 10/30/2021[b]	90,477

	Total	301,623

Utilities (0.3%)
	HD Supply Waterworks, Term Loan
$75,000	4.455%, (LIBOR 6M + 3.000%), 7/21/2024[b]	75,516
	Intergen NV, Term Loan
53,490	6.070%, (LIBOR 3M + 4.500%), 6/13/2020[b]	53,467
	Talen Energy Supply, LLC, Term Loan
64,487	5.569%, (LIBOR 1M + 4.000%), 7/6/2023[b]	64,877
	TerraForm Power Operating, LLC, Term Loan
45,000	4.147%, (LIBOR 3M + 2.750%), 11/3/2022[b,c]	45,563

	Total	239,423

	Total Bank Loans (cost $8,977,327)	8,941,858

Shares	Common Stock (64.3%)
Consumer Discretionary (9.8%)
1,375	Amazon.com, Inc.[h]	1,608,021
12,512	American Axle & Manufacturing Holdings, Inc.[h]	213,079
500	AOKI Holdings, Inc.	7,335
200	Autobacs Seven Company, Ltd.	3,835
300	Bandai Namco Holdings, Inc.	9,792
2,114	Barratt Developments plc	18,441
2,810	Berkeley Group Holdings plc	159,231
702	Breville Group, Ltd.	6,879
3,500	Bridgestone Corporation	161,988
1,313	Burlington Stores, Inc.[h]	161,538
700	Chiyoda Company, Ltd.	18,794
241	Cie Generale des Etablissements Michelin	34,476
26,363	Comcast Corporation	1,055,838
1,100	DCM Holdings Company, Ltd.	10,241
1,812	Dollar Tree, Inc.[h]	194,446
5,010	Eutelsat Communications	115,994
3,060	General Motors Company	125,429
1,500	Heiwa Corporation	28,141
11,400	Honda Motor Company, Ltd.	389,054
1,368	Hugo Boss AG	116,086
5,700	Inchcape plc	60,046
430	Ipsos SA	15,839
1,005	JM AB	22,894
133	Linamar Corporation	7,746
5,102	Marks and Spencer Group plc	21,646
2,678	Netflix, Inc.[h]	514,069
454	Nexity SA	27,006
762	Next plc	46,443
7,918	NIKE, Inc.	495,271
34,300	Nissan Motor Company, Ltd.	341,494
2,914	Nutrisystem, Inc.	153,276
9,646	Peugeot SA	195,922
276	Priceline Group, Inc.[h]	479,616
2,632	Restaurant Brands International, Inc.	161,815
1,500	Sangetsu Company, Ltd.	27,606
3,600	Sankyo Company, Ltd.	113,208
1,100	SHIMAMURA Company, Ltd.	120,846
3,937	Six Flags Entertainment Corporation	262,086
67	SSP Group plc	615
2,906	Starbucks Corporation	166,892
3,400	Sumitomo Rubber Industries, Ltd.	63,013
200	Takara Standard Company, Ltd.	3,225

The accompanying Notes to Financial Statements are an integral part of this schedule.

24

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Shares	Common Stock (64.3%)	Value
Consumer Discretionary (9.8%) - continued
5,074	Toll Brothers, Inc.	$243,654
2,700	Toyoda Gosei Company, Ltd.	68,504
4,300	TV Asahi Holdings Corporation	86,257
6,245	Walt Disney Company	671,400
1,030	Wolters Kluwer NV	53,693
1,500	Yokohama Rubber Company, Ltd.	36,639

	Total	8,899,359

Consumer Staples (2.9%)
6,147	Altria Group, Inc.	438,957
1,400	Arcs Company, Ltd.	32,570
17,565	Cott Corporation	292,633
119	Ebro Foods SA	2,787
1,045	ForFarmers BV	13,090
1,857	Grieg Seafood ASA	16,309
436	Henkel AG & Company KGaA	52,210
200	Japan Tobacco, Inc.	6,441
1,000	Kewpie Corporation	26,644
1,200	Lawson, Inc.	79,744
2	Lindt & Spruengli AG	12,212
200	Ministop Company, Ltd.	4,319
5,036	Philip Morris International, Inc.	532,054
500	Seven & I Holdings Company, Ltd.	20,713
10,237	Unilever NV	576,372
8,726	Unilever plc	483,996

	Total	2,591,051

Energy (3.8%)
66,087	BP plc	463,618
400	Contura Energy, Inc.	23,752
17,290	Halliburton Company	844,962
3,198	OMV AG	202,715
5,945	Parsley Energy, Inc.[h]	175,021
5,150	Pioneer Natural Resources Company	890,178
4,696	Repsol SA	82,915
2,991	Royal Dutch Shell plc	99,675
1,159	Royal Dutch Shell plc, Class A	38,691
6,710	Royal Dutch Shell plc, Class B	225,952
1,242	TGS Nopec Geophysical Company ASA	29,407
2,984	Total SA	164,716
2,984	Total SA Rights[c,h]	0
14,563	WPX Energy, Inc.[h]	204,901

	Total	3,446,503

Financials (8.8%)
3,234	ABN AMRO Group NVi	104,267
682	Affiliated Managers Group, Inc.	139,981
200	Aozora Bank, Ltd.	7,760
8,645	Apollo Investment Corporation	48,931
4,072	Ares Capital Corporation	64,012
725	ASX, Ltd.	30,948
6,574	Australia & New Zealand Banking Group, Ltd.	146,660
21,228	Aviva plc	144,781
13,859	Banco Bilbao Vizcaya Argentaria SA	117,776
3,609	Bank of Nova Scotia	232,905
4,294	Bank of the Ozarks	208,044
3,262	CI Financial Corporation	77,255
7,103	Citigroup, Inc.	528,534
5,592	CNP Assurances	128,992
2,079	Danske Bank AS	80,919
20,754	Direct Line Insurance Group plc	106,796
13,130	E*TRADE Financial Corporation[h]	650,854
454	Euronext NVi	28,161
20,998	FlexiGroup, Ltd.	28,139
2,096	Genworth MI Canada, Inc.	72,535
2,133	Goldman Sachs Group, Inc.	543,403
1,410	Hannover Rueckversicherung SE	176,904
1,275	Hargreaves Lansdown plc	30,964
800	Hokuhoku Financial Group, Inc.	12,465
59,577	HSBC Holdings plc	615,314
2,526	IBERIABANK Corporation	195,765
777	Intact Financial Corporation	64,898
2,102	Interactive Brokers Group, Inc.	124,459
1,641	Jupiter Fund Management plc	13,885
11,915	KeyCorp	240,326
885	Macquarie Group, Ltd.	68,450
133	Markel Corporation[h]	151,504
26,348	Medibank Private, Ltd.	67,473
5,912	MetLife, Inc.	298,911
48,800	Mizuho Financial Group, Inc.	88,235
146	Muenchener Rueckversicherungs- Gesellschaft AG	31,529
2,400	National Bank of Canada	119,752
5,486	Nordea Bank AB	66,424
14,747	Old Mutual plc	46,133
1,013	Pargesa Holding SA	87,741
1,375	Plus500, Ltd.	16,841
2,367	Power Corporation of Canada	60,955
13,372	Santander Consumer USA Holdings Inc.	248,987
1,484	Schroders plc	70,247
1,779	SCOR SE	71,504
9,100	Senshu Ikeda Holdings, Inc.	33,489
842	Societe Generale	43,410
5,263	State Street Corporation	513,721
887	Sydbank AS	35,703
16,200	Synchrony Financial	625,482
1,673	TD Ameritrade Holding Corporation	85,541
89	TMX Group, Ltd.	4,987
125	Vienna Insurance Group AG Wiener Versicherung Gruppe	3,856
4,119	Zions Bancorporation	209,369
18	Zurich Insurance Group AG	5,473

	Total	8,022,350

Health Care (6.8%)
4,906	Acadia Healthcare Company, Inc.[h]	160,083
200	Anthem, Inc.	45,002
15,700	Astellas Pharmaceutical, Inc.	199,441
4,841	Celgene Corporation[h]	505,207
2,480	CIGNA Corporation	503,663
43	Danaher Corporation	3,991
14,053	GlaxoSmithKline plc ADR[j]	498,460
12,265	Hologic, Inc.[h]	524,329
111	Le Noble Age SA	7,844
6,405	Medtronic plc	517,204
2,146	Merck KGaA	230,344
5,304	Novartis AG	446,345
11,281	Novo Nordisk AS	606,190
990	Teleflex, Inc.	246,332
6,678	UnitedHealth Group, Inc.	1,472,232
1,056	Waters Corporation[h]	204,009

	Total	6,170,676

Industrials (7.6%)
2,683	Adecco SA	205,035
700	Asahi Glass Company, Ltd.	30,257
3,198	Atlas Copco AB	122,570

The accompanying Notes to Financial Statements are an integral part of this schedule.

25

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Shares	Common Stock (64.3%)	Value
Industrials (7.6%) - continued
2,962	Brink’s Company	$233,109
4,755	Caterpillar, Inc.	749,293
200	Central Glass Company, Ltd.	4,238
7,410	CSX Corporation	407,624
800	Dai Nippon Printing Company, Ltd.	17,811
7,360	Delta Air Lines, Inc.	412,160
1,229	Deutsche Lufthansa AG	45,133
1,570	Dycom Industries, Inc.[h,j]	174,945
5,500	Eaton Corporation plc	434,555
828	Ferguson plc	59,420
547	Finning International, Inc.	13,803
9,691	GWA Group, Ltd.	21,427
700	Hitachi Transport System, Ltd.	18,215
4,489	Honeywell International, Inc.	688,433
1,200	Inaba Denki Sangyo Company, Ltd.	55,963
15,500	ITOCHU Corporation	288,944
529	Loomis AB	22,223
2,600	Marubeni Corporation	18,797
2,915	Masonite International Corporation[h]	216,147
7,085	Meggitt plc	46,005
1,469	Middleby Corporation[h]	198,242
2,000	Mitsuboshi Belting, Ltd.	27,420
6,133	Monadelphous Group, Ltd.	82,770
3,765	National Express Group plc	19,362
3,200	Nitto Kogyo Corporation	51,274
1,148	Northgate plc	5,909
2,070	Oshkosh Corporation	188,142
8,892	PageGroup plc	56,028
8,269	RELX NV	190,058
5,238	RELX plc	122,821
374	Rockwool International AS	106,027
3,638	Saia, Inc.[h]	257,388
875	Schindler Holding AG, Participation Certificate	201,242
1,552	Siemens AG	214,886
8,266	SKF AB	183,636
2,700	Smiths Group plc	54,188
1,500	Sojitz Corporation	4,596
497	Spirax-Sarco Engineering plc	37,575
366	Sulzer, Ltd.	44,396
400	Taikisha, Ltd.	13,500
1,200	Toppan Forms Company, Ltd.	13,559
1,856	Transcontinental, Inc.	36,677
1,000	Tsubakimoto Chain Company	8,068
2,125	Vinci SA	216,944
1,150	WABCO Holdings, Inc.[h]	165,025
724	WSP Global, Inc.	34,507
845	YIT Oyj	6,458
600	Yuasa Trading Company, Ltd.	21,776

	Total	6,848,581

Information Technology (10.5%)
861	Alliance Data Systems Corporation	218,246
590	Alphabet, Inc., Class Ah	621,506
521	Alphabet, Inc., Class Ch	545,174
8,862	Apple, Inc.	1,499,716
2,190	Belden, Inc.	169,002
62	BKW FMB Energie	3,681
1,600	Canon, Inc.	59,613
2,295	Capgemini SA	271,823
1,008	Capital Power Corporation	19,639
8,074	Ciena Corporation[h]	168,989
18,866	Cisco Systems, Inc.	722,568
3,530	Dolby Laboratories, Inc.	218,860
1,551	F5 Networks, Inc.[h]	203,522
3,870	Facebook, Inc.[h]	682,900
6,569	Juniper Networks, Inc.	187,217
6,400	Konica Minolta Holdings, Inc.	61,408
360	Kulicke and Soffa Industries, Inc.[h]	8,761
8,480	Microsoft Corporation	725,379
1,700	NEC Networks & System Integration Corporation	44,636
2,303	New Relic, Inc.[h]	133,044
43	NVIDIA Corporation	8,321
10,330	PayPal Holdings, Inc.[h]	760,495
1,970	Red Hat, Inc.[h]	236,597
2,930	Salesforce.com, Inc.[h]	299,534
377	SMA Solar Technology AG	16,203
630	TE Connectivity, Ltd.	59,875
11,095	Twitter, Inc.[h]	266,391
7,900	Visa, Inc.	900,758
5,739	Xilinx, Inc.	386,923

	Total	9,500,781

Materials (2.9%)
800	Adeka Corporation	14,071
1,213	APERAM	62,315
510	Ashland Global Holdings, Inc.	36,312
2,948	BASF SE	323,193
1,481	BHP Billiton plc	29,946
7,979	BHP Billiton, Ltd.	183,285
1,280	Crown Holdings, Inc.[h]	72,000
7,100	Daicel Corporation	80,573
470	Eagle Materials, Inc.	53,251
4,331	Evonik Industries AG	162,668
838	FMC Corporation	79,325
3,169	Granges AB	32,500
1,300	JSR Corporation	25,538
3,000	Kaneka Corporation	27,344
6,300	Kuraray Company, Ltd.	118,616
3,500	Kyoei Steel, Ltd.	66,632
4,863	Mondi plc	126,383
1,120	Neenah, Inc.	101,528
200	Nippon Shokubai Company, Ltd.	13,482
20,160	Norsk Hydro ASA	152,829
1,070	Packaging Corporation of America	128,988
556	Rio Tinto, Ltd.	32,690
1,300	Sensient Technologies Corporation	95,095
1,404	Solvay SA	195,207
2,100	Toagosei Company, Ltd.	26,657
8,981	UPM-Kymmene Oyj	278,813
1,885	Valvoline, Inc.	47,238
1,679	Verso Corporation[h]	29,500
600	Yamato Kogyo Company, Ltd.	17,379

	Total	2,613,358

Real Estate (9.0%)
650	Acadia Realty Trust	17,784
150	Agree Realty Corporation	7,716
300	Alexander & Baldwin, Inc.	8,322
2,332	Alexandria Real Estate Equities, Inc.	304,536
2,178	Alstria Office REIT AG	33,659
300	American Assets Trust, Inc.	11,472
900	American Campus Communities, Inc.	36,927
3,335	American Tower Corporation	475,804
1,200	Apartment Investment & Management Company	52,452
300	Armada Hoffler Properties, Inc.	4,659
833	Artis Real Estate Investment Trust	9,344
970	AvalonBay Communities, Inc.	173,058
1,621	Boston Properties, Inc.	210,779

The accompanying Notes to Financial Statements are an integral part of this schedule.

26

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Shares	Common Stock (64.3%)	Value
Real Estate (9.0%) - continued
7,670	British Land Company plc	$71,433
2,645	Camden Property Trust	243,499
500	CareTrust REIT, Inc.	8,380
1,100	CBL & Associates Properties, Inc.	6,226
500	Cedar Realty Trust, Inc.	3,040
300	Chatham Lodging Trust	6,828
356	Chesapeake Lodging Trust	9,644
100	Community Healthcare Trust, Inc.	2,810
800	CoreCivic, Inc.	18,000
250	CoreSite Realty Corporation	28,475
750	Corporate Office Properties Trust	21,900
2,856	Cousins Properties, Inc.	26,418
4,042	Crown Castle International Corporation	448,702
600	CyrusOne, Inc.	35,718
100	Daito Trust Construction Company, Ltd.	20,373
700	DCT Industrial Trust, Inc.	41,146
16,100	DEXUS Property Group	122,176
1,322	DiamondRock Hospitality Company	14,925
1,417	Digital Realty Trust, Inc.	161,396
1,100	Douglas Emmett, Inc.	45,166
9,097	Duke Realty Corporation	247,529
300	Easterly Government Properties, Inc.	6,402
221	EastGroup Properties, Inc.	19,532
500	Education Realty Trust, Inc.	17,460
456	EPR Properties	29,850
800	Equinix, Inc.	362,576
3,418	Equity Residential	217,966
450	Essex Property Trust, Inc.	108,616
950	Extra Space Storage, Inc.	83,078
500	Federal Realty Investment Trust	66,405
900	First Industrial Realty Trust, Inc.	28,323
400	Four Corners Property Trust, Inc.	10,280
700	Franklin Street Properties Corporation	7,518
13,393	General Growth Properties, Inc.	313,262
900	GEO Group, Inc.	21,240
200	Getty Realty Corporation	5,432
600	Government Properties Income Trust	11,124
10,000	Hang Lung Properties, Ltd.	24,360
3,300	HCP, Inc.	86,064
950	Healthcare Realty Trust, Inc.	30,514
200	Hersha Hospitality Trust	3,480
800	Highwoods Properties, Inc.	40,728
1,200	Hospitality Properties Trust	35,820
10,360	Host Hotels & Resorts, Inc.	205,646
18,000	Hysan Development Company, Ltd.	95,497
500	Independence Realty Trust, Inc.	5,045
2,000	Iron Mountain, Inc.	75,460
675	JBG SMITH Properties	23,443
700	Kilroy Realty Corporation	52,255
2,900	Kimco Realty Corporation	52,635
500	Kite Realty Group Trust	9,800
567	Lamar Advertising Company	42,094
700	LaSalle Hotel Properties	19,649
1,500	Lexington Realty Trust	14,475
1,000	Liberty Property Trust	43,010
313	Life Storage, Inc.	27,879
200	LTC Properties, Inc.	8,710
825	Macerich Company	54,186
600	Mack-Cali Realty Corporation	12,936
2,500	Medical Properties Trust, Inc.	34,450
734	Mid-America Apartment Communities, Inc.	73,811
1,100	National Retail Properties, Inc.	47,443
401	National Storage Affiliates Trust	10,931
1,300	Omega Healthcare Investors, Inc.	35,802
400	Pennsylvania REIT	4,756
200	Potlatch Corporation	9,980
5,195	Prologis, Inc.	335,129
100	PS Business Parks, Inc.	12,509
1,368	Public Storage, Inc.	285,912
600	Quality Care Properties, Inc.[h]	8,286
500	Ramco-Gershenson Properties Trust	7,365
900	Rayonier, Inc. REIT	28,467
1,897	Realty Income Corporation	108,167
1,070	Regency Centers Corporation	74,023
750	Retail Opportunity Investments Corporation	14,963
5,000	Road King Infrastructure, Ltd.	8,615
1,201	Sabra Health Care REIT, Inc.	22,543
800	SBA Communications Corporation[h]	130,688
1,623	Senior Housing Property Trust	31,080
2,989	Simon Property Group, Inc.	513,331
700	SL Green Realty Corporation	70,651
27,322	Stockland	95,308
808	Summit Hotel Properties, Inc.	12,306
4,000	Sun Hung Kai Properties, Ltd.	66,596
2,000	Swire Pacific, Ltd.	18,505
638	Tanger Factory Outlet Centers, Inc.	16,913
450	Taubman Centers, Inc.	29,443
1,900	UDR, Inc.	73,188
1,100	Uniti Group, Inc.	19,569
700	Urban Edge Properties	17,843
200	Urstadt Biddle Properties, Inc.	4,348
2,450	Ventas, Inc.	147,024
1,810	Vornado Realty Trust	141,506
1,300	Washington Prime Group, Inc.	9,256
800	Weingarten Realty Investors	26,296
2,549	Welltower, Inc.	162,550
5,200	Weyerhaeuser Company	183,352
200	Whitestone REIT	2,882
13,200	Wing Tai Holdings, Ltd.	22,503

	Total	8,121,336

Telecommunications Services (1.3%)
1,850	Freenet AG	68,259
40,101	KCOM Group plc	49,134
3,800	Nippon Telegraph & Telephone Corporation	178,654
18,100	NTT DOCOMO, Inc.	427,956
5,034	TDC AS	30,936
12,553	Telenor ASA	268,719
5,440	Zayo Group Holdings, Inc.[h]	200,192

	Total	1,223,850

Utilities (0.9%)
509	Canadian Utilities, Ltd.	15,149
5,500	Chubu Electric Power Company, Inc.	68,220
18,999	Dynegy, Inc.[h]	225,138
300	Electric Power Development Company, Ltd.	8,070
134	Elia System Operator SA	7,701
7,837	MDU Resources Group, Inc.	210,659
9,000	Osaka Gas Company, Ltd.	173,064
3,298	Redes Energeticas Nacionais SGPS SA	9,810
2,900	Tokyo Gas Company, Ltd.	66,260

The accompanying Notes to Financial Statements are an integral part of this schedule.

27

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Shares	Common Stock (64.3%)	Value
Utilities (0.9%) - continued
508	Verbund AG	$12,243

	Total	796,314

	Total Common Stock (cost $49,395,817)	58,234,159

Principal Amount	Long-Term Fixed Income (14.1%)
Asset-Backed Securities (0.1%)
	Earnest Student Loan Program, LLC
$75,651	2.680%, 7/25/2035, Ser. 2016-C, Class A2[i]	75,349
	SoFi Consumer Loan Program, LLC
31,851	3.280%, 1/26/2026, Ser. 2017-1, Class Ai	32,168

	Total	107,517

Basic Materials (0.3%)
	Alcoa Nederland Holding BV
15,000	6.750%, 9/30/2024[i]	16,350
	Anglo American Capital plc
12,000	4.125%, 9/27/2022[i]	12,402
	ArcelorMittal SA
45,000	6.000%, 3/1/2021	48,600
	Dow Chemical Company
8,000	8.550%, 5/15/2019	8,665
	EI du Pont de Nemours & Company
12,000	2.200%, 5/1/2020	11,989
	First Quantum Minerals, Ltd.
60,000	7.000%, 2/15/2021[i]	62,250
	FMG Resources Property, Ltd.
30,000	5.125%, 5/15/2024[i]	30,375
	Kinross Gold Corporation
6,000	5.125%, 9/1/2021	6,255
	LyondellBasell Industries NV
8,000	5.000%, 4/15/2019	8,213
	Platform Specialty Products Corporation
20,000	5.875%, 12/1/2025[i]	19,850
	RPM International, Inc., Convertible
8,000	2.250%, 12/15/2020	9,235
	Sherwin-Williams Company
12,000	2.250%, 5/15/2020	11,959
	Vale Overseas, Ltd.
6,000	5.875%, 6/10/2021	6,534
	Xstrata Finance Canada, Ltd.
9,000	4.950%, 11/15/2021[i]	9,603

	Total	262,280

Capital Goods (0.5%)
	AECOM
55,000	5.875%, 10/15/2024	59,576
	Ashtead Capital, Inc.
20,000	4.125%, 8/15/2025[i]	20,200
	Bombardier, Inc.
25,000	7.500%, 3/15/2025[i]	25,187
	Building Materials Corporation of America
55,000	6.000%, 10/15/2025[i]	58,712
	Cemex SAB de CV
60,000	5.700%, 1/11/2025[i]	63,300
	Cintas Corporation No. 2
9,000	2.900%, 4/1/2022	9,080
	Crown Americas Capital Corporation IV
45,000	4.500%, 1/15/2023	45,675
	General Electric Company
16,000	5.000%, 1/21/2021[b,k]	16,490
	Lockheed Martin Corporation
10,000	2.500%, 11/23/2020	10,063
	Reynolds Group Issuer, Inc.
60,000	5.125%, 7/15/2023[i]	62,100
	Rockwell Collins, Inc.
9,000	1.950%, 7/15/2019	8,953
	Roper Industries, Inc.
9,000	2.050%, 10/1/2018	8,999
	United Rentals North America, Inc.
60,000	5.500%, 7/15/2025	63,600

	Total	451,935

Collateralized Mortgage Obligations (1.5%)
	Alternative Loan Trust
103,944	5.500%, 10/25/2035, Ser. 2005-47CB, Class A7	88,530
	Angel Oak Mortgage Trust
4,965	4.500%, 11/25/2045, Ser. 2015-1, Class A*,l	4,938
	Banc of America Alternative Loan Trust
35,558	6.000%, 11/25/2035, Ser. 2005-10, Class 3CB1	32,004
	CHL Mortgage Pass-Through Trust
58,725	3.396%, 1/25/2036, Ser. 2005-31, Class 4A2[b]	53,349
	Citigroup Mortgage Loan Trust, Inc.
15,877	3.613%, 3/25/2037, Ser. 2007-AR4, Class 2A1Ab	13,293
	CitiMortgage Alternative Loan Trust
62,310	5.750%, 4/25/2037, Ser. 2007-A4, Class 1A5	58,794
	Countrywide Alternative Loan Trust
60,127	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	40,400
	Countrywide Home Loan Mortgage Pass Through Trust
88,391	3.448%, 11/25/2035, Ser. 2005-22, Class 2A1[b]	77,404
	Credit Suisse First Boston Mortgage Securities Corporation
31,427	5.250%, 10/25/2035, Ser. 2005-9, Class 1A3	30,553
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
38,424	5.500%, 11/25/2035, Ser. 2005-5, Class 1A4[b]	39,456
	J.P. Morgan Alternative Loan Trust
106,048	6.500%, 3/25/2036, Ser. 2006-S1, Class 1A19	94,367
	J.P. Morgan Mortgage Trust
50,329	3.300%, 6/25/2035, Ser. 2005-A3, Class 3A4[b]	50,463
36,323	3.664%, 6/25/2035, Ser. 2005-A3, Class 4A1[b]	36,703

The accompanying Notes to Financial Statements are an integral part of this schedule.

28

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (14.1%)	Value
Collateralized Mortgage Obligations (1.5%) - continued
$37,306	3.583%, 8/25/2035, Ser. 2005-A5, Class 1A2[b]	$37,181
52,003	3.554%, 1/25/2037, Ser. 2006-A7, Class 2A2[b]	52,333
	Mill City Mortgage Loan Trust
84,180	2.750%, 11/25/2058, Ser. 2017-1, Class A1[b,i]	84,136
	MortgageIT Trust
44,862	1.812%, (LIBOR 1M + 0.260%), 12/25/2035, Ser. 2005-5, Class A1[b]	44,574
	New York Mortgage Trust
49,704	3.644%, 5/25/2036, Ser. 2006-1, Class 2A3[b]	48,316
	Residential Accredit Loans, Inc. Trust
48,186	5.750%, 9/25/2035, Ser. 2005-QS13, Class 2A3	46,930
	Residential Funding Mortgage Security I Trust
43,483	5.750%, 2/25/2036, Ser. 2006-S2, Class A1	41,382
51,978	6.000%, 7/25/2037, Ser. 2007-S7, Class A20	49,135
	Sequoia Mortgage Trust
31,248	3.559%, 9/20/2046, Ser. 2007-1, Class 4A1[b]	25,956
	Structured Adjustable Rate Mortgage Loan Trust
62,268	3.712%, 9/25/2035, Ser. 2005-18, Class 1A1[b]	50,561
	Structured Asset Mortgage Investments, Inc.
105,241	1.862%, (LIBOR 1M + 0.310%), 12/25/2035, Ser. 2005-AR4, Class A1[b]	94,557
	WaMu Mortgage Pass Through Certificates
91,946	1.803%, (12 MTA + 0.740%), 1/25/2047, Ser. 2006-AR19, Class 1Ab	84,551
	Wells Fargo Mortgage Backed Securities Trust
26,481	5.500%, 11/25/2021, Ser. 2006-17, Class A1	25,882
35,630	3.545%, 3/25/2036, Ser. 2006-AR2, Class 2A1[b]	36,065
34,695	3.376%, 7/25/2036, Ser. 2006-AR10, Class 2A1[b]	34,454
26,176	6.000%, 7/25/2037, Ser. 2007-8, Class 1A16	26,254

	Total	1,402,521

Communications Services (0.7%)
	America Movil SAB de CV
8,000	5.000%, 10/16/2019	8,360
	American Tower Corporation
10,000	2.800%, 6/1/2020	10,062
	AT&T, Inc.
8,000	5.875%, 10/1/2019	8,475
6,000	5.200%, 3/15/2020	6,342
10,000	2.623%, (LIBOR 3M + 0.930%), 6/30/2020[b]	10,119
16,000	2.850%, 2/14/2023	16,061
	British Sky Broadcasting Group plc
14,000	2.625%, 9/16/2019[i]	14,026
	CCOH Safari, LLC
60,000	5.750%, 2/15/2026[i]	62,325
	CenturyLink, Inc.
30,000	6.450%, 6/15/2021	30,300
	Charter Communications Operating, LLC
15,000	3.579%, 7/23/2020	15,279
5,000	4.464%, 7/23/2022	5,216
	Clear Channel Worldwide Holdings, Inc.
50,000	6.500%, 11/15/2022	50,812
	Comcast Corporation
12,000	1.625%, 1/15/2022	11,603
	Crown Castle International Corporation
5,000	3.400%, 2/15/2021	5,106
	CSC Holdings, LLC
5,000	5.500%, 4/15/2027[i]	5,100
	Digicel, Ltd.
53,677	6.000%, 4/15/2021*	52,831
	DISH Network Corporation, Convertible
6,000	3.375%, 8/15/2026	6,529
	Level 3 Financing, Inc.
30,000	5.250%, 3/15/2026	29,447
	Moody’s Corporation
6,000	2.750%, 12/15/2021	6,007
	Neptune Finco Corporation
35,000	10.875%, 10/15/2025[i]	41,562
	Netflix, Inc.
30,000	4.875%, 4/15/2028[i]	29,400
	Orange SA
10,000	1.625%, 11/3/2019	9,874
	SFR Group SA
50,000	6.000%, 5/15/2022[i]	50,625
	Sprint Corporation
60,000	7.625%, 2/15/2025	62,850
	Telefonica Emisiones SAU
9,000	3.192%, 4/27/2018	9,032
	Time Warner, Inc.
5,000	4.875%, 3/15/2020	5,261
	Verizon Communications, Inc.
17,000	2.946%, 3/15/2022	17,101
	Viacom, Inc.
12,000	4.250%, 9/1/2023	12,250
	Windstream Services, LLC
20,000	8.625%, 10/31/2025[i]	19,250

	Total	611,205

Consumer Cyclical (0.9%)
	Allison Transmission, Inc.
50,000	5.000%, 10/1/2024[i]	51,562
	American Honda Finance Corporation
9,000	2.000%, 2/14/2020	8,953
	Brookfield Residential Properties, Inc.
60,000	6.125%, 7/1/2022[i]	62,700

The accompanying Notes to Financial Statements are an integral part of this schedule.

29

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (14.1%)	Value
Consumer Cyclical (0.9%) - continued
	Cinemark USA, Inc.
$28,000	4.875%, 6/1/2023	$28,350
	CVS Health Corporation
6,000	2.750%, 12/1/2022	5,910
	D.R. Horton, Inc.
8,000	2.550%, 12/1/2020	7,987
	Delphi Jersey Holdings plc
25,000	5.000%, 10/1/2025[i]	25,313
	Ford Motor Credit Company, LLC
12,000	2.262%, 3/28/2019	11,981
14,000	2.597%, 11/4/2019	14,008
9,000	3.336%, 3/18/2021	9,140
	General Motors Financial Company, Inc.
9,000	2.650%, 4/13/2020	9,001
9,000	4.375%, 9/25/2021	9,466
5,000	3.150%, 6/30/2022	4,995
	Home Depot, Inc.
10,000	2.625%, 6/1/2022	10,055
	Hyundai Capital America
6,000	2.550%, 4/3/2020[i]	5,951
6,000	2.750%, 9/18/2020[i]	5,957
	KB Home
22,000	4.750%, 5/15/2019	22,385
	L Brands, Inc.
30,000	6.625%, 4/1/2021	32,850
	Lennar Corporation
9,000	2.950%, 11/29/2020[i]	8,933
60,000	4.750%, 11/15/2022	63,000
	Live Nation Entertainment, Inc.
60,000	5.375%, 6/15/2022[i]	62,025
	McDonald’s Corporation
12,000	2.625%, 1/15/2022	12,023
	MGM Resorts International
60,000	6.000%, 3/15/2023	64,800
	Navistar International Corporation
30,000	6.625%, 11/1/2025[i]	31,301
	New Red Finance, Inc.
35,000	4.250%, 5/15/2024[i]	34,913
	Newell Rubbermaid, Inc.
10,000	3.150%, 4/1/2021	10,111
	Nissan Motor Acceptance Corporation
9,000	2.000%, 3/8/2019[i]	8,977
	Prime Security Services Borrower, LLC
40,000	9.250%, 5/15/2023[i]	44,400
	Ralph Lauren Corporation
10,000	2.625%, 8/18/2020	10,078
	Toll Brothers Finance Corporation
16,000	4.000%, 12/31/2018	16,260
	Visa, Inc.
10,000	2.200%, 12/14/2020	9,991
	Volkswagen Group of America Finance, LLC
8,000	2.450%, 11/20/2019[i]	7,994
	Yum! Brands, Inc.
60,000	5.000%, 6/1/2024[i]	61,875

	Total	773,245

Consumer Non-Cyclical (0.7%)
	Abbott Laboratories
12,000	2.550%, 3/15/2022	11,875
9,000	3.400%, 11/30/2023	9,154
	AbbVie, Inc.
12,000	2.500%, 5/14/2020	12,036
6,000	2.900%, 11/6/2022	6,011
	Albertsons Companies, LLC
35,000	6.625%, 6/15/2024	33,425
	Amgen, Inc.
11,000	2.650%, 5/11/2022	10,969
	Anheuser-Busch InBev Finance, Inc.
15,000	2.641%, (LIBOR 3M + 1.260%), 2/1/2021[b]	15,479
10,000	2.650%, 2/1/2021	10,049
6,000	3.300%, 2/1/2023	6,139
	Bayer U.S. Finance, LLC
10,000	2.375%, 10/8/2019[i]	10,005
	Becton, Dickinson and Company
12,000	3.125%, 11/8/2021	12,100
	Boston Scientific Corporation
5,000	6.000%, 1/15/2020	5,337
	Bunge Limited Finance Corporation
10,000	3.500%, 11/24/2020	10,208
	CVS Health Corporation
8,000	2.250%, 12/5/2018	8,010
	Envision Healthcare Corporation
50,000	5.125%, 7/1/2022[i]	48,500
	Express Scripts Holding Company
6,000	4.750%, 11/15/2021	6,392
	Forest Laboratories, LLC
3,000	4.875%, 2/15/2021[i]	3,175
	HCA, Inc.
23,677	4.750%, 5/1/2023	24,387
	JBS USA, LLC
60,000	5.750%, 6/15/2025[i]	57,750
	Kraft Heinz Foods Company
10,000	5.375%, 2/10/2020	10,594
	Laboratory Corporation of America Holdings
5,000	2.625%, 2/1/2020	5,013
	Mead Johnson Nutrition Company
10,000	3.000%, 11/15/2020	10,149
	Medtronic Global Holdings SCA
12,000	1.700%, 3/28/2019	11,949
	Molson Coors Brewing Company
12,000	2.250%, 3/15/2020	11,939
	Mondelez International Holdings Netherlands BV
5,000	2.000%, 10/28/2021[i]	4,864
	Mylan NV
12,000	3.150%, 6/15/2021	12,066
	PepsiCo, Inc.
12,000	1.877%, (LIBOR 3M + 0.530%), 10/6/2021[b]	12,163
	Pernod Ricard SA
10,000	5.750%, 4/7/2021[i]	10,975
	Pinnacle Foods, Inc.
50,000	5.875%, 1/15/2024	52,875
	Reynolds American, Inc.
6,000	3.250%, 6/12/2020	6,096

The accompanying Notes to Financial Statements are an integral part of this schedule.

30

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (14.1%)	Value
Consumer Non-Cyclical (0.7%) - continued
	Shire Acquisitions Investments Ireland Designated Activity Company
$10,000	1.900%, 9/23/2019	$9,908
12,000	2.400%, 9/23/2021	11,810
	Simmons Foods, Inc.
25,000	5.750%, 11/1/2024[i]	24,781
	Smithfield Foods, Inc.
9,000	2.700%, 1/31/2020[i]	8,941
	Tenet Healthcare Corporation
45,000	8.125%, 4/1/2022	45,788
	Teva Pharmaceutical Finance Netherlands III BV
10,000	2.200%, 7/21/2021	9,134
	TreeHouse Foods, Inc.
40,000	4.875%, 3/15/2022	40,450
	Valeant Pharmaceuticals International
23,677	7.250%, 7/15/2022[i]	23,943
	Zoetis, Inc.
9,000	3.450%, 11/13/2020	9,212

	Total	633,651

Energy (0.7%)
	Alliance Resource Operating Partners, LP
30,000	7.500%, 5/1/2025[i]	31,875
	Anadarko Petroleum Corporation
9,000	8.700%, 3/15/2019	9,649
	Antero Resources Corporation
40,000	5.125%, 12/1/2022	40,800
	BP Capital Markets plc
6,000	2.315%, 2/13/2020	6,014
	Buckeye Partners, LP
13,000	2.650%, 11/15/2018	13,038
	Cenovus Energy, Inc.
6,000	3.800%, 9/15/2023	6,059
	Concho Resources, Inc.
15,000	4.375%, 1/15/2025	15,600
	Continental Resources, Inc.
6,000	5.000%, 9/15/2022	6,090
	Crestwood Midstream Partners, LP
40,000	6.250%, 4/1/2023	41,568
	Encana Corporation
7,000	3.900%, 11/15/2021	7,193
	Energy Transfer Equity, LP
60,000	5.500%, 6/1/2027	61,200
	Energy Transfer Partners, LP
10,000	4.150%, 10/1/2020	10,326
	EOG Resources, Inc.
10,000	2.625%, 3/15/2023	9,884
	EQT Corporation
8,000	8.125%, 6/1/2019	8,615
	Exxon Mobil Corporation
10,000	1.708%, 3/1/2019	9,976
	Kinder Morgan Energy Partners, LP
12,000	3.450%, 2/15/2023	12,059
	Marathon Oil Corporation
6,000	2.700%, 6/1/2020	6,000
	Marathon Petroleum Corporation
10,000	3.400%, 12/15/2020	10,217
	MEG Energy Corporation
30,000	6.375%, 1/30/2023[i]	25,500
	MPLX, LP
9,000	4.500%, 7/15/2023	9,507
	ONEOK, Inc.
9,000	7.500%, 9/1/2023	10,711
	Parsley Energy, LLC
15,000	5.625%, 10/15/2027[i]	15,338
	PBF Holding Company, LLC
25,000	7.250%, 6/15/2025	26,281
	Petrobras Global Finance BV
9,000	8.375%, 5/23/2021	10,265
12,000	7.375%, 1/17/2027	13,212
	Petroleos Mexicanos
10,000	6.375%, 2/4/2021	10,870
	Regency Energy Partners, LP
45,000	5.000%, 10/1/2022	47,963
	Sabine Pass Liquefaction, LLC
6,000	6.250%, 3/15/2022	6,675
6,000	5.625%, 4/15/2023	6,586
60,000	5.625%, 3/1/2025	66,167
	Schlumberger Holdings Corporation
10,000	3.000%, 12/21/2020[i]	10,128
	SRC Energy, Inc.
30,000	6.250%, 12/1/2025[i]	30,675
	Sunoco Logistics Partners Operations, LP
10,000	4.400%, 4/1/2021	10,398
	Whiting Petroleum Corporation, Convertible
20,000	1.250%, 4/1/2020	18,400
	Williams Partners, LP
12,000	4.000%, 11/15/2021	12,409

	Total	637,248

Financials (1.8%)
	ACE INA Holdings, Inc.
10,000	2.875%, 11/3/2022	10,135
	Air Lease Corporation
5,000	2.625%, 9/4/2018	5,015
	Ally Financial, Inc.
40,000	4.750%, 9/10/2018	40,500
	American Express Credit Corporation
6,000	1.715%, (LIBOR 3M + 0.330%), 5/3/2019[b]	6,012
6,000	2.200%, 3/3/2020	5,982
5,000	2.624%, (LIBOR 3M + 1.050%), 9/14/2020[b]	5,089
	Bank of America Corporation
6,000	2.369%, 7/21/2021[b]	5,989
13,000	3.419%, 12/20/2028[b,i]	12,999
	Bank of Montreal
7,000	1.500%, 7/18/2019	6,931
	Bank of New York Mellon Corporation
12,000	2.600%, 2/7/2022	12,026
	Bank of Nova Scotia
9,000	2.700%, 3/7/2022	8,999

The accompanying Notes to Financial Statements are an integral part of this schedule.

31

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (14.1%)	Value
Financials (1.8%) - continued
	Barclays plc
$12,000	3.200%, 8/10/2021	$12,065
	BB&T Corporation
13,000	2.050%, 6/19/2018	13,007
	Blackstone Mortgage Trust, Inc., Convertible
50,000	5.250%, 12/1/2018	58,688
	Capital One Financial Corporation
5,000	2.500%, 5/12/2020	4,993
18,000	3.050%, 3/9/2022	18,124
	Citigroup, Inc.
12,000	2.450%, 1/10/2020	12,005
12,000	2.650%, 10/26/2020	12,039
21,000	2.350%, 8/2/2021	20,769
6,000	2.750%, 4/25/2022	5,987
	CNA Financial Corporation
10,000	5.750%, 8/15/2021	10,948
	Commonwealth Bank of Australia
12,000	2.250%, 3/10/2020[i]	11,962
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
12,000	3.950%, 11/9/2022	12,509
	Credit Agricole SA
6,000	3.375%, 1/10/2022[i]	6,093
	Credit Suisse Group Funding
	Guernsey, Ltd.
18,000	3.800%, 9/15/2022	18,565
	Credit Suisse Group Funding, Ltd.
12,000	3.125%, 12/10/2020	12,152
	DDR Corporation
9,000	3.500%, 1/15/2021	9,135
	Deutsche Bank AG
18,000	4.250%, 10/14/2021	18,773
	Discover Bank
3,000	8.700%, 11/18/2019	3,298
	Fifth Third Bancorp
5,000	2.600%, 6/15/2022	4,970
	Goldman Sachs Group, Inc.
9,000	7.500%, 2/15/2019	9,511
12,000	5.375%, 5/10/2020[b,k]	12,298
9,000	2.600%, 12/27/2020	8,998
12,000	5.250%, 7/27/2021	13,004
10,000	2.586%, (LIBOR 3M + 1.170%), 11/15/2021[b]	10,146
12,000	3.000%, 4/26/2022	12,046
	Goldman Sachs Group, Inc., Convertible
375,000	0.500%, 9/24/2022[c]	570,892
	Hartford Financial Services Group, Inc.
14,000	6.000%, 1/15/2019	14,505
	HCP, Inc.
9,000	3.750%, 2/1/2019	9,108
	Hospitality Properties Trust
10,000	4.250%, 2/15/2021	10,341
	HSBC Holdings plc
18,000	3.400%, 3/8/2021	18,396
12,000	6.875%, 6/1/2021[b,k]	12,930
	Huntington Bancshares, Inc.
10,000	3.150%, 3/14/2021	10,156
	Icahn Enterprises, LP
15,000	6.750%, 2/1/2024	15,413
15,000	6.375%, 12/15/2025[i]	15,002
	International Lease Finance Corporation
12,000	4.625%, 4/15/2021	12,631
12,000	5.875%, 8/15/2022	13,293
	Intesa Sanpaolo SPA
3,000	3.875%, 1/16/2018	3,002
	J.P. Morgan Chase & Company
6,000	6.300%, 4/23/2019	6,316
5,000	2.250%, 1/23/2020	4,996
9,000	2.161%, (LIBOR 3M + 0.680%), 6/1/2021[b]	9,051
9,000	2.776%, 4/25/2023[b]	9,008
13,000	2.595%, (LIBOR 3M + 1.230%), 10/24/2023[b]	13,337
	KeyCorp
9,000	2.300%, 12/13/2018	9,013
	Liberty Mutual Group, Inc.
3,000	5.000%, 6/1/2021[i]	3,208
	Lincoln National Corporation
7,000	6.250%, 2/15/2020	7,537
	Mitsubishi UFJ Financial Group, Inc.
6,000	2.998%, 2/22/2022	6,037
	Morgan Stanley
12,000	2.800%, 6/16/2020	12,108
11,000	5.500%, 7/28/2021	12,031
12,000	2.543%, (LIBOR 3M + 1.180%), 1/20/2022[b]	12,199
6,000	2.750%, 5/19/2022	5,977
8,000	4.875%, 11/1/2022	8,613
	MPT Operating Partnership, LP
40,000	5.500%, 5/1/2024	41,400
	National City Corporation
6,000	6.875%, 5/15/2019	6,361
	New York Life Global Funding
10,000	1.550%, 11/2/2018[i]	9,965
	Nomura Holdings, Inc.
6,000	2.750%, 3/19/2019	6,044
	Park Aerospace Holdings, Ltd.
15,000	5.500%, 2/15/2024[i]	14,888
	PNC Bank NA
10,000	2.450%, 11/5/2020	10,014
	Quicken Loans, Inc.
60,000	5.750%, 5/1/2025[i]	62,101
	Realty Income Corporation
9,000	5.750%, 1/15/2021	9,744
	Regions Bank
5,000	7.500%, 5/15/2018	5,100
	Regions Financial Corporation
10,000	3.200%, 2/8/2021	10,174
	Reinsurance Group of America, Inc.
8,000	4.700%, 9/15/2023	8,580
	Royal Bank of Canada
12,000	2.125%, 3/2/2020	11,963
	Royal Bank of Scotland Group plc
8,000	8.625%, 8/15/2021[b,k]	9,010
	Simon Property Group, LP
10,000	2.500%, 9/1/2020	10,036
15,000	2.500%, 7/15/2021	15,037
	Standard Chartered plc
2,000	2.100%, 8/19/2019[i]	1,987

The accompanying Notes to Financial Statements are an integral part of this schedule.

32

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (14.1%)	Value
Financials (1.8%) - continued
	State Street Corporation
$10,000	2.336%, (LIBOR 3M + 0.900%), 8/18/2020[b]	$10,182
	Sumitomo Mitsui Financial Group, Inc.
12,000	2.934%, 3/9/2021	12,113
6,000	2.784%, 7/12/2022	5,965
	SunTrust Banks, Inc.
10,000	2.900%, 3/3/2021	10,111
	Synchrony Financial
5,000	2.615%, (LIBOR 3M + 1.230%), 2/3/2020[b]	5,070
	Toronto-Dominion Bank
10,000	2.203%, (LIBOR 3M + 0.840%), 1/22/2019[b]	10,075
10,000	2.504%, (LIBOR 3M + 0.930%), 12/14/2020[b]	10,189
	UBS Group Funding Jersey, Ltd.
12,000	3.000%, 4/15/2021[i]	12,083
	UnitedHealth Group, Inc.
10,000	3.350%, 7/15/2022	10,325
	Voya Financial, Inc.
4,000	2.900%, 2/15/2018	4,004
	Wells Fargo & Company
7,000	2.100%, 7/26/2021	6,882
12,000	2.475%, (LIBOR 3M + 1.110%), 1/24/2023[b]	12,238
15,000	2.610%, (LIBOR 3M + 1.230%), 10/31/2023[b]	15,399
	Welltower, Inc.
9,000	4.950%, 1/15/2021	9,563
	Westpac Banking Corporation
15,000	2.286%, (LIBOR 3M + 0.850%), 8/19/2021[b]	15,186

	Total	1,658,651

Foreign Government (2.1%)
	Argentina Government International Bond
77,000	7.500%, 4/22/2026	87,099
34,000	6.875%, 1/26/2027	37,145
73,189	8.280%, 12/31/2033	86,290
24,000	7.125%, 7/6/2036	26,004
60,819	2.500%, 12/31/2038[l]	44,711
29,000	7.625%, 4/22/2046	32,712
	Brazil Government International Bond
29,000	6.000%, 4/7/2026	32,408
42,000	7.125%, 1/20/2037	50,610
48,000	5.000%, 1/27/2045	44,736
20,000	5.625%, 2/21/2047	20,430
	Colombia Government International Bond
34,000	2.625%, 3/15/2023	33,235
20,000	7.375%, 9/18/2037	27,020
47,000	5.625%, 2/26/2044	53,815
48,000	5.000%, 6/15/2045	50,760
	Indonesia Government International Bond
54,000	4.875%, 5/5/2021[i]	57,591
40,000	3.375%, 4/15/2023[i]	40,359
52,000	5.875%, 1/15/2024[i]	59,130
14,000	4.125%, 1/15/2025[i]	14,534
$10,000	4.750%, 1/8/2026[i]	10,863
40,000	8.500%, 10/12/2035[i]	59,939
15,000	6.750%, 1/15/2044[i]	19,936
	Mexico Government International Bond
8,000	5.750%, 10/12/2110	8,520
26,000	4.150%, 3/28/2027	26,962
16,000	6.750%, 9/27/2034	20,800
50,000	4.750%, 3/8/2044	50,550
34,000	5.550%, 1/21/2045	38,250
28,000	4.600%, 1/23/2046	27,608
	Panama Government International Bond
24,000	4.000%, 9/22/2024	25,524
39,000	3.750%, 3/16/2025	40,658
36,000	6.700%, 1/26/2036	47,916
	Peru Government International Bond
19,000	5.625%, 11/18/2050	24,377
42,000	8.750%, 11/21/2033	66,150
	Philippines Government International Bond
32,000	7.750%, 1/14/2031	45,627
17,000	5.000%, 1/13/2037	20,077
	Russia Government International Bond
54,000	5.625%, 4/4/2042[i]	60,480
	South Africa Government International Bond
50,000	5.500%, 3/9/2020	52,486
68,000	4.875%, 4/14/2026	69,500
	Turkey Government International Bond
30,000	7.000%, 6/5/2020	32,365
65,000	5.125%, 3/25/2022	67,372
50,000	5.750%, 3/22/2024	52,909
70,000	4.250%, 4/14/2026	66,723
13,000	4.875%, 10/9/2026	12,822
50,000	6.875%, 3/17/2036	55,725
32,000	6.750%, 5/30/2040	35,212
49,000	6.625%, 2/17/2045	52,848

	Total	1,890,788

Mortgage-Backed Securities (3.6%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
250,000	3.000%, 1/1/2033[e]	254,650
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
450,000	4.000%, 1/1/2048[e]	470,745
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
450,000	3.000%, 1/1/2048[e]	450,090
980,000	3.500%, 1/1/2048[e]	1,006,754
775,000	4.000%, 1/1/2048[e]	810,883
250,000	4.500%, 1/1/2048[e]	265,975

	Total	3,259,097

Technology (0.8%)
	Alliance Data Systems Corporation
25,000	5.375%, 8/1/2022[i]	25,187

The accompanying Notes to Financial Statements are an integral part of this schedule.

33

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (14.1%)	Value
Technology (0.8%) - continued
	Apple, Inc.
$12,000	2.850%, 5/6/2021	$12,191
12,000	1.763%, (LIBOR 3M + 0.350%), 5/11/2022[b]	12,077
10,000	2.400%, 1/13/2023	9,913
	Broadcom Corporation
12,000	2.375%, 1/15/2020[i]	11,918
	CommScope Technologies Finance, LLC
25,000	6.000%, 6/15/2025[i]	26,563
	Diamond 1 Finance Corporation
10,000	3.480%, 6/1/2019[i]	10,124
12,000	5.450%, 6/15/2023[i]	12,966
	Equinix, Inc.
40,000	5.750%, 1/1/2025	42,450
	Fidelity National Information Services, Inc.
6,000	3.625%, 10/15/2020	6,164
15,000	2.250%, 8/15/2021	14,746
	Harland Clarke Holdings Corporation
25,000	8.375%, 8/15/2022[i]	25,961
	Hewlett Packard Enterprise Company
15,000	3.600%, 10/15/2020	15,314
	Intel Corporation
10,000	3.100%, 7/29/2022	10,285
	Iron Mountain, Inc.
23,677	6.000%, 8/15/2023	24,742
	Microchip Technology, Inc., Convertible
60,000	1.625%, 2/15/2027[i]	70,313
	Micron Technology, Inc., Convertible
30,000	2.375%, 5/1/2032	128,456
37,000	3.000%, 11/15/2043	53,349
	Microsoft Corporation
12,000	2.400%, 2/6/2022	12,003
	NXP BV
40,000	3.875%, 9/1/2022[i]	40,450
	NXP Semiconductors NV, Convertible
60,000	1.000%, 12/1/2019	73,988
	Oracle Corporation
10,000	2.500%, 5/15/2022	10,015
	Seagate HDD Cayman
15,000	4.750%, 1/1/2025	14,727
	Sensata Technologies BV
60,000	4.875%, 10/15/2023[i]	62,700
	Texas Instruments, Inc.
10,000	1.750%, 5/1/2020	9,912

	Total	736,514

Transportation (0.1%)
	Air Canada Pass Through Trust
4,274	3.875%, 3/15/2023[i]	4,327
	American Airlines Pass Through Trust
4,377	4.950%, 1/15/2023	4,658
	Avis Budget Car Rental, LLC
20,000	5.125%, 6/1/2022[i]	20,250
	Delta Air Lines, Inc.
4,423	4.950%, 5/23/2019	4,540
9,000	2.875%, 3/13/2020	9,060
	J.B. Hunt Transport Services, Inc.
10,000	3.300%, 8/15/2022	10,129
	United Airlines Pass Through Trust
10,000	3.700%, 12/1/2022	10,210
	United Continental Holdings, Inc.
30,000	4.250%, 10/1/2022	30,075

	Total	93,249

Utilities (0.3%)
	Alabama Power Company
6,000	2.450%, 3/30/2022	5,962
	Ameren Corporation
10,000	2.700%, 11/15/2020	10,032
	Arizona Public Service Company
5,000	2.200%, 1/15/2020	4,985
	Berkshire Hathaway Energy Company
14,000	2.400%, 2/1/2020	14,065
	Calpine Corporation
20,000	5.375%, 1/15/2023	19,475
	Consolidated Edison, Inc.
6,000	2.000%, 3/15/2020	5,967
	Dominion Energy, Inc.
12,000	2.579%, 7/1/2020	12,004
	DTE Energy Company
14,000	2.400%, 12/1/2019	13,982
	Dynegy, Inc.
60,000	7.375%, 11/1/2022	63,300
	Edison International
6,000	2.125%, 4/15/2020	5,947
	Emera U.S. Finance, LP
4,000	2.150%, 6/15/2019	3,984
	Eversource Energy
5,000	1.600%, 1/15/2018	4,999
	Exelon Generation Company, LLC
6,000	5.200%, 10/1/2019	6,284
9,000	2.950%, 1/15/2020	9,091
	Fortis, Inc.
10,000	2.100%, 10/4/2021	9,760
	NextEra Energy Capital Holdings, Inc.
10,000	2.300%, 4/1/2019	9,994
	NiSource Finance Corporation
10,000	5.450%, 9/15/2020	10,758
	PG&E Corporation
6,000	2.400%, 3/1/2019	6,003
	PPL Capital Funding, Inc.
15,000	3.500%, 12/1/2022	15,420
	PSEG Power, LLC
8,000	3.000%, 6/15/2021	8,070
	Sempra Energy
14,000	6.150%, 6/15/2018	14,260
5,000	2.400%, 3/15/2020	4,997
	Southern California Edison Company
5,000	2.400%, 2/1/2022	4,963
	Southern Company
10,000	1.850%, 7/1/2019	9,938
6,000	2.350%, 7/1/2021	5,964

	Total	280,204

	Total Long-Term Fixed Income (cost $12,280,286)	12,798,105

The accompanying Notes to Financial Statements are an integral part of this schedule.

34

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Shares	Registered Investment Companies (5.1%)	Value
Affiliated Fixed Income Holdings (1.6%)
151,649	Thrivent Core Emerging Markets Debt Fund	$1,499,811

	Total	1,499,811

Equity Funds/Exchange Traded Funds (2.4%)
2,075	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	27,079
2,393	BlackRock Resources & Commodities Strategy Trust	23,380
1,025	Guggenheim Multi-Asset Income ETF	22,980
1,310	iShares MSCI EAFE Index Fund	92,106
19,060	Materials Select Sector SPDR Fund	1,153,702
1,647	Powershares S&P SmallCap Information Technology Portfolio	125,995
13,500	Utilities Select Sector SPDR Fund	711,180

	Total	2,156,422

Fixed Income Funds/Exchange Traded Funds (1.1%)
10,797	Aberdeen Asia-Pacific Income Fund, Inc.	52,689
10,029	MFS Intermediate Income Trust	41,620
13,300	Powershares ETF	341,278
17,948	PowerShares Preferred Portfolio	266,707
8,317	Templeton Global Income Fund	53,728
1,500	Vanguard Short-Term Corporate Bond ETF	118,950
3,989	Western Asset Emerging Markets Debt Fund, Inc.	62,029
6,151	Western Asset High Income Opportunity Fund, Inc.	31,186

	Total	968,187

	Total Registered Investment Companies (cost $4,378,250)	4,624,420

Shares	Preferred Stock (0.3%)
Consumer Staples (0.3%)
200	Bunge, Ltd., Convertible, 4.875%[k]	20,808
2,011	Henkel AG & Company KGaA, 1.620%	265,563

	Total	286,371

Energy (<0.1%)
297	Alpha Natural Resources, Inc., 0.000%[h]	6,831
297	ANR Holdings, Inc., 0.000%[h]	1,856

	Total	8,687

Industrials (<0.1%)
85	Stanley Black & Decker, Inc., Convertible, 5.375%	10,434

	Total	10,434

	Total Preferred Stock (cost $306,013)	305,492

Shares	Collateral Held for Securities Loaned (0.5%)
409,875	Thrivent Cash Management Trust	409,875

	Total Collateral Held for Securities Loaned (cost $409,875)	409,875

Shares or Principal Amount	Short-Term Investments (10.4%)
	Federal Home Loan Bank Discount Notes
100,000	1.096%, 1/17/2018[m,n]	99,946
100,000	1.300%, 2/14/2018[m,n]	99,842
100,000	1.300%, 2/16/2018[m,n]	99,835
	Thrivent Core Short-Term Reserve Fund
909,164	1.510%	9,091,643

	Total Short-Term Investments (cost $9,391,269)	9,391,266

	Total Investments (cost $85,138,837) 104.6%	$94,705,175

	Other Assets and Liabilities, Net (4.6%)	(4,178,307)

	Total Net Assets 100.0%	$90,526,868

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.

b	Denotes variable rate securities. The rate shown is as of December 31, 2017.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.

d	All or a portion of the loan is unfunded.

e	Denotes investments purchased on a when-issued or delayed delivery basis.

f	Defaulted security. Interest is not being accrued.

g	In bankruptcy. Interest is not being accrued.

h	Non-income producing security.

i	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2017, the value of these investments was $2,428,928 or 2.7% of total net assets.

j	All or a portion of the security is on loan.

k	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.

l	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2017.

m	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

n	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933.

The value of all restricted securities held in Growth and Income Plus Fund as of December 31, 2017 was $57,769 or 0.1% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2017.

The accompanying Notes to Financial Statements are an integral part of this schedule.

35

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2017

Security	Acquisition Date	Cost
Angel Oak Mortgage Trust, 11/25/2045	3/4/2016	$4,915
Digicel, Ltd., 4/15/2021	8/19/2013	54,117

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Growth and Income Plus Fund as of December 31, 2017:

Securities Lending Transactions
Common Stock	$398,737

Total lending	$398,737
Gross amount payable upon return of collateral for securities loaned	$409,875

Net amounts due to counterparty	$11,138

                Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 6M	-	ICE Libor USD Rate 6 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

36

MULTIDIMENSIONAL INCOME FUND

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (15.1%)[a]	Value
Basic Materials (1.7%)
	Arch Coal, Inc., Term Loan
$24,875	4.819%, (LIBOR 1M + 3.250%), 3/7/2024[b]	$25,036
	Chemours Company, Term Loan
84,362	4.070%, (LIBOR 1M + 2.500%), 5/12/2022[b]	84,960
	CONSOL Mining Corporation, Term Loan
30,000	7.470%, (LIBOR 3M + 6.000%), 10/30/2022[b]	30,325
	Contura Energy, Inc., Term Loan
120,937	6.630%, (LIBOR 2M + 5.000%), 3/17/2024[b]	119,123
	Ineos Finance, LLC, Term Loan
70,000	3.569%, (LIBOR 1M + 2.000%), 3/31/2024[b]	70,000
	Peabody Energy Corporation, Term Loan
24,104	5.069%, (LIBOR 1M + 3.500%), 3/31/2022[b]	24,413

	Total	353,857

Capital Goods (1.5%)
	Cortes NP Intermediate Holding II Corporation, Term Loan
97,160	5.350%, (LIBOR 1M + 4.000%), 11/30/2023[b]	96,998
	Navistar, Inc., Term Loan
40,000	4.900%, (LIBOR 1M + 3.500%), 11/3/2024[b]	40,112
	Sterigenics-Nordion Holdings, LLC, Term Loan
178,650	4.569%, (LIBOR 1M + 3.000%), 5/15/2022[b]	178,502

	Total	315,612

Communications Services (4.0%)
	Altice Financing SA, Term Loan
89,550	4.109%, (LIBOR 3M + 2.750%), 7/15/2025[b]	87,599
	Altice US Finance I Corporation, Term Loan
124,375	3.819%, (LIBOR 1M + 2.250%), 7/14/2025[b]	123,779
	CBS Radio, Inc., Term Loan
125,000	4.172%, (LIBOR 3M + 2.750%), 10/17/2023[b]	125,572
	CSC Holdings, LLC, Term Loan
124,375	3.741%, (LIBOR 1M + 2.250%), 7/17/2025[b]	123,792
	Hargray Merger Subsidiary Corporation, Term Loan
34,825	4.569%, (LIBOR 1M + 3.000%), 3/24/2024[b]	34,877
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
90,000	4.859%, (LIBOR 3M + 3.500%), 1/7/2022[b]	87,075
	New LightSquared, Term Loan
107,805	20.531%,PIK 9.817%, (LIBOR 3M + 8.750%), 12/7/2020[b,c]	99,854
	SFR Group SA, Term Loan
79,600	4.130%, (LIBOR 3M + 2.750%), 6/22/2025[b]	75,899
	Unitymedia Finance, LLC, Term Loan
50,000	0.000%, (LIBOR 3M + 2.250%), 1/20/2026[b,d,e]	49,861

	Total	808,308

Consumer Cyclical (1.8%)
	Amaya Holdings BV, Term Loan
123,731	5.193%, (LIBOR 3M + 3.500%), 8/1/2021[b]	124,350
	Boyd Gaming Corporation, Term Loan
115,660	3.975%, (LIBOR 1W + 2.500%), 9/15/2023[b]	116,238
	Eldorado Resorts, Inc., Term Loan
82,479	3.769%, (LIBOR 1M + 2.250%), 4/17/2024[b]	82,479
	Golden Nugget, Inc., Term Loan
44,773	4.770%, (LIBOR 1M + 3.250%), 10/4/2023[b]	45,081

	Total	368,148

Consumer Non-Cyclical (1.4%)
	Albertson’s, LLC, Term Loan
74,812	4.319%, (LIBOR 1M + 2.750%), 8/25/2021[b,e]	73,256
	CHS/Community Health Systems, Inc., Term Loan
39,256	4.479%, (LIBOR 3M + 3.000%), 1/27/2021[b]	37,410
	Endo Luxembourg Finance Company I SARL., Term Loan
89,550	5.875%, (LIBOR 1M + 4.250%), 4/27/2024[b]	89,998
	Revlon Consumer Products Corporation, Term Loan
24,937	5.069%, (LIBOR 1M + 3.500%), 9/7/2023[b]	18,461
	Valeant Pharmaceuticals International, Inc., Term Loan
64,503	4.940%, (LIBOR 3M + 3.500%), 4/1/2022[b,d,e]	65,375

	Total	284,500

Energy (0.4%)
	Radiate Holdco, LLC, Term Loan
85,000	0.000%, (LIBOR 3M + 3.000%), 2/1/2024[b,d,e]	84,287

	Total	84,287

Financials (1.9%)
	ASP AMC Merger Sub, Inc., Term Loan
113,096	5.193%, (LIBOR 3M + 3.500%), 4/13/2024[b]	112,848
	Avolon TLB Borrower 1 US, LLC, Term Loan
49,750	3.751%, (LIBOR 1M + 2.250%), 4/3/2022[b]	49,350

The accompanying Notes to Financial Statements are an integral part of this schedule.

37

MULTIDIMENSIONAL INCOME FUND

Schedule of Investments as of December 31, 2017

Principal Amount	Bank Loans (15.1%)[a]	Value
Financials (1.9%) - continued
	Colorado Buyer, Inc., Term Loan
$59,700	4.380%, (LIBOR 3M + 3.000%), 5/1/2024[b]	$60,036
65,000	8.630%, (LIBOR 3M + 7.250%), 5/1/2025[b]	65,569
	Gartner, Inc., Term Loan
109,175	3.569%, (LIBOR 1M + 2.000%), 4/5/2024[b]	109,448

	Total	397,251

Technology (0.9%)
	Harland Clarke Holdings Corporation, Term Loan
92,446	6.443%, (LIBOR 3M + 4.750%), 10/31/2023[b]	92,755
	Micron Technology, Inc., Term Loan
24,937	3.390%, (LIBOR 3M + 2.000%), 4/26/2022[b]	25,147
	Western Digital Corporation, Term Loan
64,838	3.569%, (LIBOR 1M + 2.000%), 4/29/2023[b]	65,048

	Total	182,950

Transportation (1.0%)
	Arctic LNG Carriers, Ltd., Term Loan
74,625	6.069%, (LIBOR 1M + 4.500%), 5/18/2023[b]	75,138
	XPO Logistics, Inc., Term Loan
125,000	3.599%, (LIBOR 3M + 2.250%), 10/30/2021[b]	125,663

	Total	200,801

Utilities (0.5%)
	Talen Energy Supply, LLC, Term Loan
95,528	5.569%, (LIBOR 1M + 4.000%), 7/6/2023[b]	96,105

	Total	96,105

	Total Bank Loans (cost $3,098,551)	3,091,819

Principal Amount	Long-Term Fixed Income (56.5%)

Asset-Backed Securities (1.1%)
	DRB Prime Student Loan Trust
140,123	2.890%, 6/25/2040, Ser. 2016-B, Class A2[f]	140,259
	Earnest Student Loan Program, LLC
91,411	2.680%, 7/25/2035, Ser. 2016-C, Class A2[f]	91,047

	Total	231,306

Basic Materials (2.9%)
	Anglo American Capital plc
5,000	4.125%, 9/27/2022[f]	5,168
	Big River Steel, LLC
125,000	7.250%, 9/1/2025[f]	132,188
	CF Industries, Inc.
125,000	5.150%, 3/15/2034	127,500
	EI du Pont de Nemours & Company
5,000	2.200%, 5/1/2020	4,995
	First Quantum Minerals, Ltd.
125,000	7.250%, 4/1/2023[f]	134,687
	Grinding Media, Inc.
125,000	7.375%, 12/15/2023[f]	134,212
	Kinross Gold Corporation
20,000	4.500%, 7/15/2027[f]	20,125
	Sherwin-Williams Company
5,000	2.250%, 5/15/2020	4,983
	Teck Resources, Ltd.
15,000	6.125%, 10/1/2035	16,800
	Vale Overseas, Ltd.
13,000	5.875%, 6/10/2021	14,157

	Total	594,815

Capital Goods (2.7%)
	Ardagh Packaging Finance plc
125,000	6.000%, 2/15/2025[f]	131,563
	Caterpillar Financial Services Corporation
4,000	1.850%, 9/4/2020	3,953
	Cintas Corporation No. 2
4,000	2.900%, 4/1/2022	4,035
	CNH Industrial Capital, LLC
5,000	4.875%, 4/1/2021	5,250
	CNH Industrial NV
15,000	3.850%, 11/15/2027	14,972
	General Electric Company
100,000	5.000%, 1/21/2021[b,g]	103,060
	H&E Equipment Services, Inc.
125,000	5.625%, 9/1/2025[f]	130,625
	Rockwell Collins, Inc.
4,000	1.950%, 7/15/2019	3,979
	Textron Financial Corporation
150,000	3.151%, (LIBOR 3M + 1.735%), 2/15/2042[b,f]	132,375
	Textron, Inc.
25,000	3.375%, 3/1/2028	24,852

	Total	554,664

Collateralized Mortgage Obligations (6.4%)
	Bear Stearns ARM Trust
102,030	3.692%, 2/25/2035, Ser. 2004-12, Class 3A1[b]	101,834
	Countrywide Alternative Loan Trust
98,679	2.063%, (12 MTA + 1.000%), 12/25/2035, Ser. 2005-69, Class A1[b]	94,247
67,284	5.750%, 5/25/2036, Ser. 2006-6CB, Class 2A16	49,705
	CSMC Mortgage-Backed Trust
83,622	6.000%, 11/25/2036, Ser. 2006-9, Class 6A14	80,220
	GMACM Mortgage Loan Trust
73,503	3.708%, 11/19/2035, Ser. 2005-AR6, Class 1A1[b]	69,704

The accompanying Notes to Financial Statements are an integral part of this schedule.

38

MULTIDIMENSIONAL INCOME FUND

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (56.5%)	Value
Collateralized Mortgage Obligations (6.4%) - continued
	Impac Secured Assets Trust
$68,443	1.792%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2014-GC18, Class A3[b]	$56,760
	Mill City Mortgage Loan Trust
84,180	2.750%, 11/25/2058, Ser. 2017-1, Class A1[b,f]	84,136
	Popular ABS Mortgage Pass-Through Trust
125,000	4.153%, 11/25/2035, Ser. 2005-5, Class AF4[h]	124,951
	Residential Accredit Loans, Inc. Trust
110,762	2.102%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-3, Class A1Bb	86,608
	WaMu Mortgage Pass Through Certificates
182,577	1.842%, (LIBOR 1M + 0.290%), 10/25/2045, Ser. 2005-AR13, Class A1A1[b]	176,023
48,177	2.023%, (12 MTA + 0.960%), 9/25/2046, Ser. 2006-AR11, Class 1Ab	43,539
107,541	1.943%, (12 MTA + 0.880%), 10/25/2046, Ser. 2006-AR13, Class 1Ab	96,333
111,237	1.793%, (12 MTA + 0.730%), 1/25/2047, Ser. 2006-AR19, Class 1A1Ab	110,813
	Wells Fargo Mortgage Backed Securities Trust
57,989	5.500%, 11/25/2021, Ser. 2006-17, Class A1	56,677
89,841	5.500%, 4/25/2036, Ser. 2006-4, Class 2A2	87,322

	Total	1,318,872

Communications Services (4.1%)
	AT&T, Inc.
8,000	2.850%, 2/14/2023	8,031
	British Sky Broadcasting Group plc
3,000	3.125%, 11/26/2022[f]	3,017
	Charter Communications Operating, LLC
15,000	4.908%, 7/23/2025	15,944
	Cox Communications, Inc.
5,000	3.350%, 9/15/2026[f]	4,885
	Digicel Group, Ltd.
100,000	8.250%, 9/30/2020[f]	98,380
	Discovery Communications, LLC
6,000	2.200%, 9/20/2019	5,972
18,000	2.950%, 3/20/2023	17,812
	DISH Network Corporation, Convertible
119,000	3.375%, 8/15/2026	129,487
	Intelsat Jackson Holdings SA
100,000	7.500%, 4/1/2021	91,000
	Liberty Interactive, LLC, Convertible
1,000	1.750%, 9/30/2046[f]	1,154
	Liberty Media Corporation, Convertible
27,000	1.000%, 1/30/2023[f]	30,139
	Sprint Corporation
125,000	7.625%, 2/15/2025	130,937
	Time Warner, Inc.
3,000	4.875%, 3/15/2020	3,157
	VeriSign, Inc.
125,000	4.750%, 7/15/2027	127,812
	Viacom, Inc.
5,000	4.250%, 9/1/2023	5,104
25,000	6.875%, 4/30/2036	28,349
	Zayo Group, LLC
125,000	6.375%, 5/15/2025	132,187

	Total	833,367

Consumer Cyclical (2.7%)
	Delphi Jersey Holdings plc
125,000	5.000%, 10/1/2025[f]	126,562
	Ford Motor Credit Company, LLC
5,000	2.262%, 3/28/2019	4,992
4,000	3.336%, 3/18/2021	4,062
	General Motors Financial Company, Inc.
4,000	2.650%, 4/13/2020	4,001
4,000	4.375%, 9/25/2021	4,207
3,000	3.150%, 6/30/2022	2,997
	Hanesbrands, Inc.
125,000	4.875%, 5/15/2026[f]	128,125
	Hyundai Capital America
3,000	2.550%, 4/3/2020[f]	2,975
3,000	2.750%, 9/18/2020[f]	2,978
	Lennar Corporation
4,000	2.950%, 11/29/2020[f]	3,970
	McDonald’s Corporation
5,000	2.625%, 1/15/2022	5,010
	Scientific Games International, Inc.
125,000	7.000%, 1/1/2022[f]	131,719
	Volkswagen Group of America Finance, LLC
3,000	2.450%, 11/20/2019[f]	2,998
	Wabash National Corporation
125,000	5.500%, 10/1/2025[f]	125,938

	Total	550,534

Consumer Non-Cyclical (4.0%)
	Abbott Laboratories
30,000	3.750%, 11/30/2026	30,798
	Albertsons Companies, LLC
125,000	6.625%, 6/15/2024	119,375
	Alliance One International, Inc.
100,000	9.875%, 7/15/2021	92,000
	Amgen, Inc.
5,000	2.650%, 5/11/2022	4,986
	Anthem, Inc., Convertible
49,000	2.750%, 10/15/2042	150,706
	BAT Capital Corporation
3,000	2.297%, 8/14/2020[f]	2,983
3,000	2.764%, 8/15/2022[f]	2,983
20,000	3.557%, 8/15/2027[f]	20,020
	Becton, Dickinson and Company
5,000	3.125%, 11/8/2021	5,042

The accompanying Notes to Financial Statements are an integral part of this schedule.

39

MULTIDIMENSIONAL INCOME FUND

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (56.5%)	Value
Consumer Non-Cyclical (4.0%) - continued
	Cardinal Health, Inc.
$3,000	1.948%, 6/14/2019	$2,981
3,000	2.616%, 6/15/2022	2,949
	Forest Laboratories, LLC
2,000	4.875%, 2/15/2021[f]	2,117
	J.M. Smucker Company
3,000	2.200%, 12/6/2019	2,995
	JBS USA, LLC
125,000	5.875%, 7/15/2024[f]	120,781
	Kraft Heinz Foods Company
6,000	5.375%, 2/10/2020	6,357
	Kroger Company
3,000	2.800%, 8/1/2022	2,989
	Mattel, Inc.
125,000	6.750%, 12/31/2025[f]	126,681
	Medtronic Global Holdings SCA
5,000	1.700%, 3/28/2019	4,979
	Molson Coors Brewing Company
5,000	2.250%, 3/15/2020	4,974
	Mondelez International Holdings Netherlands BV
4,000	2.000%, 10/28/2021[f]	3,891
	Shire Acquisitions Investments Ireland Designated Activity Company
6,000	2.400%, 9/23/2021	5,905
	Teva Pharmaceutical Finance Company BV
9,000	2.950%, 12/18/2022	8,073
	Teva Pharmaceutical Finance IV, LLC
2,000	2.250%, 3/18/2020	1,934
	Valeant Pharmaceuticals International, Inc.
100,000	5.500%, 3/1/2023[f]	91,500
	Zoetis, Inc.
4,000	3.450%, 11/13/2020	4,094

	Total	822,093

Energy (3.4%)
	BP Capital Markets plc
6,000	2.520%, 9/19/2022	5,969
	Canadian Natural Resources, Ltd.
3,000	2.950%, 1/15/2023	2,986
	Canadian Oil Sands, Ltd.
3,000	9.400%, 9/1/2021[f]	3,587
	Cenovus Energy, Inc.
3,000	3.800%, 9/15/2023	3,030
	Cheniere Energy Partners, LP
125,000	5.250%, 10/1/2025[f]	127,188
	Continental Resources, Inc.
3,000	5.000%, 9/15/2022	3,045
125,000	3.800%, 6/1/2024	123,594
	Enbridge, Inc.
3,000	2.900%, 7/15/2022	2,981
	Encana Corporation
30,000	3.900%, 11/15/2021	30,829
	Endeavor Energy Resources, LP
125,000	5.500%, 1/30/2026[f]	127,188
	Enterprise Products Operating, LLC
75,000	5.250%, 8/16/2077[b]	74,250
	EQT Corporation
6,000	3.000%, 10/1/2022	5,935
	ONEOK, Inc.
34,000	7.500%, 9/1/2023	40,462
	Petrobras Global Finance BV
4,000	8.375%, 5/23/2021	4,562
7,000	7.375%, 1/17/2027	7,707
	Petroleos Mexicanos
5,000	6.000%, 3/5/2020	5,305
	Plains All American Pipeline, LP
8,000	5.000%, 2/1/2021	8,383
	Sabine Pass Liquefaction, LLC
3,000	6.250%, 3/15/2022	3,338
3,000	5.625%, 4/15/2023	3,293
	TransCanada Trust
105,000	5.300%, 3/15/2077[b]	108,281
	Western Gas Partners, LP
3,000	4.000%, 7/1/2022	3,060
	Williams Partners, LP
5,000	4.000%, 11/15/2021	5,170

	Total	700,143

Financials (12.8%)
	AIG Global Funding
6,000	2.150%, 7/2/2020[f]	5,946
	American Express Credit Corporation
3,000	1.715%,(LIBOR 3M + 0.330%), 5/3/2019[b]	3,006
3,000	2.200%, 3/3/2020	2,991
	ASP AMC Merger Sub, Inc.
100,000	8.000%, 5/15/2025[f]	96,000
	Australia & New Zealand Banking Group, Ltd.
100,000	6.750%, 6/15/2026[b,f,g]	113,750
	Bank of America Corporation
3,000	2.369%, 7/21/2021[b]	2,995
25,000	4.000%, 1/22/2025	26,003
	Bank of Montreal
4,000	2.100%, 6/15/2020	3,975
	Bank of Nova Scotia
4,000	2.700%, 3/7/2022	4,000
	BB&T Corporation
6,000	2.150%, 2/1/2021	5,943
	Blackstone Mortgage Trust, Inc., Convertible
62,000	5.250%, 12/1/2018	72,773
	BNP Paribas SA
100,000	7.625%, 3/30/2021[b,f,g]	110,000
	Capital One Financial Corporation
3,000	2.500%, 5/12/2020	2,996
10,000	3.050%, 3/9/2022	10,069
	CBOE Holdings, Inc.
4,000	1.950%, 6/28/2019	3,974
	Citigroup, Inc.
3,000	2.750%, 4/25/2022	2,994
	2.065%, (LIBOR 3M +
3,000	0.690%), 10/27/2022[b]	2,995
	Commerzbank AG
20,000	8.125%, 9/19/2023[f]	23,913

The accompanying Notes to Financial Statements are an integral part of this schedule.

40

MULTIDIMENSIONAL INCOME FUND

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (56.5%)	Value
Financials (12.8%) - continued
	Commonwealth Bank of Australia
$5,000	2.250%, 3/10/2020[f]	$4,984
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
6,000	3.950%, 11/9/2022	6,255
	Credit Agricole SA
3,000	3.375%, 1/10/2022[f]	3,046
100,000	8.125%, 12/23/2025[b,f,g]	119,921
	Credit Suisse Group AG
50,000	7.500%, 12/11/2023[b,f,g]	57,120
	Credit Suisse Group Funding, Ltd.
11,000	3.125%, 12/10/2020	11,139
	Deutsche Bank AG
2,000	2.700%, 7/13/2020	1,990
8,000	4.250%, 10/14/2021	8,343
	Digital Realty Trust, LP
4,000	2.750%, 2/1/2023	3,964
	Fifth Third Bancorp
4,000	2.600%, 6/15/2022	3,976
	First Tennessee Bank NA
70	3.750%, (LIBOR 3M + 0.850%), 1/29/2018[b,f,g]	55,300
	GE Capital International Funding Company
20,000	4.418%, 11/15/2035	21,630
	Goldman Sachs Group, Inc.
6,000	5.375%, 5/10/2020[b,g]	6,149
4,000	2.600%, 12/27/2020	3,999
10,000	5.250%, 7/27/2021	10,837
6,000	2.545%, (LIBOR 3M + 1.050%), 6/5/2023[b]	6,054
100,000	5.300%, 11/10/2026[b,g]	106,250
	HSBC Holdings plc
8,000	3.400%, 3/8/2021	8,176
75,000	6.375%, 9/17/2024[b,g]	79,875
	ILFC E-Capital Trust II
100,000	4.620%, (LIBOR 3M + 1.800%), 12/21/2065[b,f]	96,500
	J.P. Morgan Chase & Company
4,000	2.161%, (LIBOR 3M + 0.680%), 6/1/2021[b]	4,022
100,000	4.625%, 11/1/2022[b,g]	97,750
4,000	2.776%, 4/25/2023[b]	4,003
	J.P. Morgan Chase Capital XXIII
100,000	2.416%, (LIBOR 3M + 1.000%), 5/15/2047[b]	89,250
	Lloyds Bank plc
100,000	1.552%, (LIBOR 6M + 0.100%), 2/28/2018[b,g]	89,050
	Lloyds Banking Group plc
100,000	6.657%, 5/21/2037[b,f,g]	117,000
	Macquarie Bank, Ltd.
100,000	6.125%, 3/8/2027[b,f,g]	103,875
	MetLife, Inc.
75,000	9.250%, 4/8/2038[f]	110,625
	MGIC Investment Corporation, Convertible
66,000	9.000%, 4/1/2063[f]	90,585
	Morgan Stanley
6,000	5.500%, 7/28/2021	6,562
3,000	2.750%, 5/19/2022	2,989

	New York Life Global Funding
3,000	2.300%, 6/10/2022[f]	2,958
	PNC Bank NA
6,000	2.450%, 11/5/2020	6,009
	Quicken Loans, Inc.
125,000	5.750%, 5/1/2025[f]	129,376
	Realty Income Corporation
4,000	5.750%, 1/15/2021	4,331
	Reinsurance Group of America, Inc.
3,000	4.700%, 9/15/2023	3,218
	Royal Bank of Canada
5,000	2.125%, 3/2/2020	4,985
	Royal Bank of Scotland Group plc
100,000	7.500%, 8/10/2020[b,g]	105,750
4,000	8.625%, 8/15/2021[b,g]	4,505
	Societe Generale SA
100,000	8.000%, 9/29/2025[b,f,g]	116,250
	Standard Chartered plc
1,000	2.100%, 8/19/2019[f]	994
100,000	7.500%, 4/2/2022[b,f,g]	108,250
	State Street Capital Trust IV
100,000	2.589%, (LIBOR 3M + 1.000%), 6/15/2047[b]	90,124
	Sumitomo Mitsui Financial Group, Inc.
6,000	2.934%, 3/9/2021	6,056
3,000	2.784%, 7/12/2022	2,982
	Synchrony Financial
4,000	3.000%, 8/15/2019	4,027
	UBS Group Funding Jersey, Ltd.
6,000	3.000%, 4/15/2021[f]	6,042
	USB Realty Corporation
120,000	2.506%, (LIBOR 3M + 1.147%), 1/15/2022[b,f,g]	108,150
	Wachovia Capital Trust II
100,000	1.859%, (LIBOR 3M + 0.500%), 1/15/2027[b]	93,500
	Wells Fargo & Company
3,000	2.625%, 7/22/2022	2,983
	Welltower, Inc.
4,000	4.950%, 1/15/2021	4,250

	Total	2,630,282

Foreign Government (5.8%)
	Argentina Government International Bond
68,000	7.500%, 4/22/2026	76,918
44,475	8.280%, 12/31/2033	52,436
15,000	7.125%, 7/6/2036	16,252
36,934	2.500%, 12/31/2038[h]	27,152
18,000	7.625%, 4/22/2046	20,304
	Brazil Government International Bond
20,000	6.000%, 4/7/2026	22,350
48,000	7.125%, 1/20/2037	57,840
20,000	5.625%, 2/21/2047	20,430
	Colombia Government International Bond
66,000	5.625%, 2/26/2044	75,570
	Indonesia Government International Bond
33,000	4.875%, 5/5/2021[f]	35,195

The accompanying Notes to Financial Statements are an integral part of this schedule.

41

MULTIDIMENSIONAL INCOME FUND

Schedule of Investments as of December 31, 2017

Principal Amount	Long-Term Fixed Income (56.5%)	Value
Foreign Government (5.8%) - continued
$52,000	5.875%, 1/15/2024[f]	$59,130
28,000	4.750%, 1/8/2026[f]	30,418
23,000	8.500%, 10/12/2035[f]	34,465
12,000	6.750%, 1/15/2044[f]	15,949
	Mexico Government International Bond
75,000	4.150%, 3/28/2027	77,775
140,000	4.750%, 3/8/2044	141,540
	Panama Government International Bond
40,000	3.750%, 3/16/2025	41,700
6,000	9.375%, 4/1/2029	9,090
21,000	6.700%, 1/26/2036	27,951
	Peru Government International Bond
39,000	8.750%, 11/21/2033	61,425
	South Africa Government International Bond
25,000	5.875%, 5/30/2022	27,300
43,000	4.300%, 10/12/2028	41,484
	Turkey Government International Bond
19,000	7.000%, 6/5/2020	20,498
100,000	4.250%, 4/14/2026	95,319
30,000	6.875%, 3/17/2036	33,435
65,000	6.750%, 5/30/2040	71,524

	Total	1,193,450

Mortgage-Backed Securities (6.3%)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
500,000	3.500%, 1/1/2048[e]	513,650
750,000	4.000%, 1/1/2048[e]	784,725

	Total	1,298,375

Technology (3.4%)
	Alliance Data Systems Corporation
125,000	5.375%, 8/1/2022[f]	125,938
	Apple, Inc.
5,000	2.850%, 5/6/2021	5,080
5,000	1.763%, (LIBOR 3M + 0.350%), 5/11/2022[b]	5,032
25,000	4.500%, 2/23/2036	28,637
	Baidu, Inc.
3,000	3.000%, 6/30/2020	3,012
	Broadcom Corporation
25,000	3.500%, 1/15/2028[f]	23,825
	Cengage Learning, Inc.
100,000	9.500%, 6/15/2024[f]	90,500
	Harland Clarke Holdings Corporation
125,000	8.375%, 8/15/2022[f]	129,806
	Intel Corporation, Convertible
12,000	3.250%, 8/1/2039	26,655
	Microchip Technology, Inc., Convertible
75,000	1.625%, 2/15/2027[f]	87,891
	Micron Technology, Inc., Convertible
45,000	2.125%, 2/15/2033	168,834
	NetApp, Inc.
4,000	2.000%, 9/27/2019	3,969

	Total	699,179

Transportation (<0.1%)
	Delta Air Lines, Inc.
4,000	2.875%, 3/13/2020	4,027

	Total	4,027

Utilities (0.9%)
	CenterPoint Energy, Inc.
4,000	2.500%, 9/1/2022	3,939
	Dominion Energy, Inc.
6,000	2.579%, 7/1/2020	6,002
	Duke Energy Corporation
6,000	2.400%, 8/15/2022	5,894
	Edison International
3,000	2.125%, 4/15/2020	2,974
	Exelon Generation Company, LLC
4,000	2.950%, 1/15/2020	4,041
	FirstEnergy Corporation
4,000	2.850%, 7/15/2022	3,963
	Kinder Morgan Energy Partners, LP
5,000	9.000%, 2/1/2019	5,338
	NRG Energy, Inc.
125,000	7.250%, 5/15/2026	136,092
	Pinnacle West Capital Corporation
5,000	2.250%, 11/30/2020	4,976
	Southern Company
3,000	2.350%, 7/1/2021	2,982

	Total	176,201

	Total Long-Term Fixed Income (cost $11,333,922)	11,607,308

Shares	Registered Investment Companies (18.3%)
Affiliated Fixed Income Holdings (4.3%)
89,000	Thrivent Core Emerging Markets Debt Fund	880,206

	Total	880,206

Equity Funds/Exchange Traded Funds (4.5%)
11,100	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	144,855
62	Altaba, Inc.[i]	4,331
4,357	BlackRock Enhanced Capital & Income Fund, Inc.	71,368
15,276	BlackRock Enhanced Equity Dividend Trust	140,997
11,984	BlackRock Resources & Commodities Strategy Trust	117,084
5,813	ClearBridge Energy MLP Opportunity Fund, Inc.	68,593
5,205	Cohen & Steers REIT & Preferred Income Fund, Inc.	110,710
9,385	Eaton Vance Risk-Managed Diversified Equity Income Fund	90,378
10,295	Neuberger Berman MLP Income Fund, Inc.	96,567
5,200	Vaneck Vectors BDC Income ETF	86,320

	Total	931,203

Fixed Income Funds/Exchange Traded Funds (9.5%)
6,225	AllianceBernstein Global High Income Fund, Inc.	79,431

The accompanying Notes to Financial Statements are an integral part of this schedule.

42

MULTIDIMENSIONAL INCOME FUND

Schedule of Investments as of December 31, 2017

Shares	Registered Investment Companies (18.3%)	Value
Fixed Income Funds/Exchange Traded Funds (9.5%) - continued
6,249	BlackRock Core Bond Trust	$87,736
9,457	BlackRock Corporate High Yield Fund, Inc.	103,460
7,914	BlackRock Credit Allocation Income Trust	105,414
2,457	Cohen & Steers Limited Duration Preferred & Income Fund, Inc.	64,054
4,800	Eaton Vance Short Duration Diversified Income Fund	68,880
3,612	First Trust/Aberdeen Global Opportunity Income Fund	42,116
6,939	Invesco Dynamic Credit Opportunities Fund	81,256
20,092	Invesco Senior Income Trust	88,204
8,350	iShares 0-5 Year High Yield Corporate Bond ETF	393,536
13,875	MFS Intermediate Income Trust	57,581
11,500	Nuveen Credit Strategies Income Fund	94,530
3,290	Nuveen Preferred and Income Term Fund	81,460
4,500	Pimco Dynamic Credit And Mortgage Income Fund	100,980
5,535	Prudential Global Short Duration High Yield Fund, Inc.	79,759
11,950	Templeton Global Income Fund	77,197
1,200	Vanguard Short-Term Corporate Bond ETF	95,160
9,445	Wells Fargo Income Opportunities Fund	79,338
11,515	Western Asset High Income Fund II, Inc.	80,260
16,331	Western Asset High Income Opportunity Fund, Inc.	82,798

	Total	1,943,150

	Total Registered Investment Companies (cost $3,744,949)	3,754,559

Shares	Common Stock (4.0%)
Consumer Discretionary (0.3%)
5,038	Caesars Entertainment Corporation[i]	63,730
5	Charter Communications, Inc.[i]	1,680

	Total	65,410

Energy (2.5%)
550	Chevron Corporation	68,854
1,435	Enbridge, Inc.	56,123
2,300	Enterprise Products Partners, LP	60,973
1,000	Occidental Petroleum Corporation	73,660
1,075	ONEOK, Inc.	57,459
1,134	Royal Dutch Shell plc ADR	75,649
900	Schlumberger, Ltd.	60,651
2,000	Williams Companies, Inc.	60,980

	Total	514,349

Financials (0.3%)
525	Bank of America Corporation	15,498
886	FNF Group	34,767
345	Huntington Bancshares, Inc.	5,023
151	Wells Fargo & Company	9,161

	Total	64,449

Health Care (0.1%)
2	Anthem, Inc.	450
20	Danaher Corporation	1,857
138	Sarepta Therapeutics, Inc.[i]	7,678

	Total	9,985

Information Technology (0.4%)
20	Lam Research Corporation	3,681
611	NXP Semiconductors NVi	71,542

	Total	75,223

Real Estate (0.4%)
116	American Tower Corporation	16,550
600	Crown Castle International Corporation	66,606

	Total	83,156

	Total Common Stock (cost $756,548)	812,572

Shares	Preferred Stock (2.7%)
Consumer Staples (1.1%)
1,249	Bunge, Ltd., Convertible, 4.875%[g]	129,946
4,000	CHS, Inc., 6.750%[b,g]	105,880

	Total	235,826

Energy (0.3%)
2,450	NuStar Logistics, LP, 7.625%[b]	61,250

	Total	61,250

Financials (1.2%)
2,000	Citigroup, Inc., 7.750%[b]	54,960
2,000	Countrywide Capital V, 7.000%	52,840
2,085	Federal National Mortgage Association, 0.000%[g,i]	18,348
2,000	GMAC Capital Trust I, 7.201%[b]	51,900
2,000	Morgan Stanley, 5.850%[b,g]	54,200
6	Wells Fargo & Company, Convertible, 7.500%[g]	7,860

	Total	240,108

Health Care (0.1%)
330	Becton Dickinson and Company, Convertible, 6.125%	19,107

	Total	19,107

Industrials (<0.1%)
25	Stanley Black & Decker, Inc., Convertible, 5.375%	3,069

	Total	3,069

	Total Preferred Stock (cost $555,285)	559,360

The accompanying Notes to Financial Statements are an integral part of this schedule.

43

MULTIDIMENSIONAL INCOME FUND

Schedule of Investments as of December 31, 2017

Shares or Principal Amount	Short-Term Investments (10.4%)	Value
	Federal Home Loan Bank Discount Notes
100,000	1.295%, 2/16/2018[j,k]	$99,835
	Thrivent Core Short-Term Reserve Fund
202,534	1.510%	2,025,344

	Total Short-Term Investments (cost $2,125,179)	2,125,179

	Total Investments (cost $21,614,434) 107.0%	$21,950,797

	Other Assets and Liabilities, Net (7.0%)	(1,443,243)

	Total Net Assets 100.0%	$20,507,554

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes variable rate securities. The rate shown is as of December 31, 2017.
c	Denotes payment-in-kind security. The security paid an interest or dividend payment with additional fixed income or equity securities in lieu of, or in addition to a cash payment. The cash rate and/or payment-in-kind rate shown are as of December 31, 2017.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2017, the value of these investments was $4,641,846 or 22.6% of total net assets.
g	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
h	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2017.
i	Non-income producing security.
j	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
k	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

                Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund
PIK	-	Payment-In-Kind
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 6M	-	ICE Libor USD Rate 6 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

44

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11.	Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1) The code of ethics pursuant to Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 28, 2018	THRIVENT MUTUAL FUNDS

By:
/s/ David S. Royal
David S. Royal
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 28, 2018	By:
/s/ David S. Royal
David S. Royal
President

Date: February 28, 2018	By:
/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer